EXHIBIT 4.6

                                 DATED ___, 2002



                          HOLMES FINANCING (NO. 6) PLC

                              THE BANK OF NEW YORK
                             SIXTH ISSUER TRUST DEED

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  US$[1,000,000,000] SERIES 1 CLASS A ASSET BACKED FLOATING RATE SIXTH ISSUER
                            NOTES DUE [OCTOBER 2003]
 US$[34,000,000] SERIES 1 CLASS B ASSET BACKED FLOATING RATE SIXTH ISSUER NOTES
                                 DUE [JULY 2040]
 US$[57,000,000] SERIES 1 CLASS C ASSET BACKED FLOATING RATE SIXTH ISSUER NOTES
                                 DUE [JULY 2040]
  US$[1,250,000,000] SERIES 2 CLASS A ASSET BACKED FLOATING RATE SIXTH ISSUER
                             NOTES DUE [APRIL 2008]
 US$[42,000,000] SERIES 2 CLASS B ASSET BACKED FLOATING RATE SIXTH ISSUER NOTES
                                 DUE [JULY 2040]
 US$[71,000,000] SERIES 2 CLASS C ASSET BACKED FLOATING RATE SIXTH ISSUER NOTES
                                 DUE [JULY 2040]
 (EURO)[1,200,000,000] SERIES 3 CLASS A ASSET BACKED FLOATING RATE SIXTH ISSUER
                            NOTES DUE [OCTOBER 2009]
  (EURO)[40,000,000] SERIES 3 CLASS B ASSET BACKED FLOATING RATE SIXTH ISSUER
                              NOTES DUE [JULY 2040]
  (EURO)[69,000,000] SERIES 3 CLASS C ASSET BACKED FLOATING RATE SIXTH ISSUER
                              NOTES DUE [JULY 2040]
   US$[750,000,000] SERIES 4 CLASS A1 ASSET BACKED FLOATING RATE SIXTH ISSUER
                            NOTES DUE [OCTOBER 2009]
   CHF[700,000,000] SERIES 4 CLASS A2 ASSET BACKED FIXED-FLOATING RATE SIXTH
                         ISSUER NOTES DUE [OCTOBER 2009]
   US$ [41,000,000] SERIES 4 CLASS B ASSET BACKED FLOATING RATE SIXTH ISSUER
                              NOTES DUE [JULY 2040]
    US$[70,000,000] SERIES 4 CLASS C ASSET BACKED FLOATING RATE SIXTH ISSUER
                              NOTES DUE [JULY 2040]
     (POUND)[750,000,000] SERIES 5 CLASS A ASSET BACKED FLOATING RATE SIXTH
                          ISSUER NOTES DUE [JULY 2040]
     (POUND)[25,000,000] SERIES 5 CLASS B ASSET BACKED FLOATING RATE SIXTH
                          ISSUER NOTES DUE [JULY 2040]
     (POUND)[43,000,000] SERIES 5 CLASS C ASSET BACKED FLOATING RATE SIXTH
                          ISSUER NOTES DUE [JULY 2040]

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                                  ALLEN & OVERY
                                     London


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                                    CONTENTS

CLAUSE                                                                      PAGE

1.       Definitions...........................................................2
2.       Covenant to Repay and to pay Interest on Sixth Issuer Notes...........3
3.       Form and Issue of Sixth Issuer Notes..................................6
4.       Replacement of Sixth Issuer Notes....................................11
5.       Register, Transfer and Exchange of Sixth Issuer Notes................11
6.       Fees, Duties and Taxes...............................................14
7.       Covenant of Compliance...............................................14
8.       Cancellation of Sixth Issuer Notes and Records.......................15
9.       Enforcement..........................................................15
10.      Proceedings, Actions and Indemnification.............................16
11.      Discharge of Payment.................................................17
12.      Partial Payments.....................................................17
13.      Covenants by the Sixth Issuer........................................17
14.      Remuneration and Indemnification of Note Trustee.....................23
15.      Supplement to Trustee Act 1925.......................................25
16.      Note Trustee's Liability.............................................32
17.      Note Trustee Contracting with the Sixth Issuer.......................32
18.      Waiver, Authorisation and Determination..............................33
19.      Entitlement to treat Noteholder as Absolute Owner....................34
20.      Currency Indemnity...................................................35
21.      Eligibility and Disqualification; New Note Trustee...................35
22.      Note Trustee's Retirement and Removal................................37
23.      Note Trustee's Powers to be Additional...............................37
24.      Notices..............................................................37
25.      Rights of Third Parties..............................................38
26.      Trust Indenture Act Prevails.........................................38
27.      Certificates and Opinions............................................38
28.      Release of Collateral................................................39
29.      Governing Law........................................................40
30.      Counterparts.........................................................40

SCHEDULES

1.       Forms of Global Sixth Issuer Notes..................................45
2.       Forms of Definitive Sixth Issuer Notes.............................153
3.       Terms and Conditions of the Sixth Issuer Notes.....................222
4.       Provisions for meetings of Noteholders.............................223


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THIS SIXTH ISSUER TRUST DEED is made on ___, 2002

BETWEEN:

(1) HOLMES FINANCING (NO. 6) PLC (registered in England and Wales No. 4359738) whose registered office is at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN (the "SIXTH ISSUER"); and

(2) THE BANK OF NEW YORK whose office is at One Canada Square, London E14 5AL (the "NOTE TRUSTEE", which expression shall, wherever the context so admits, include such company and all other persons or companies for the time being the note trustee or note trustees of this Deed) as trustee for the Noteholders.

WHEREAS:

(1) By a resolution of a duly authorised Board of Directors of the Sixth Issuer passed on [10th October, 2002] the Sixth Issuer has resolved to issue US$[1,000,000,000] Series 1 Class A Asset Backed Floating Rate Sixth Issuer Notes due [October 2003] (the "SERIES 1 CLASS A SIXTH ISSUER NOTES"), US$[34,000,000] Series 1 Class B Asset Backed Floating Rate Sixth Issuer Notes due [July 2040] (the "SERIES 1 CLASS B SIXTH ISSUER NOTES"), US$[57,000,000] Series 1 Class C Asset Backed Floating Rate Sixth Issuer Notes due [July 2040] (the "SERIES 1 CLASS C SIXTH ISSUER NOTES" and together with the Series 1 Class A Sixth Issuer Notes and the Series 1 Class B Sixth Issuer Notes, the "SERIES 1 SIXTH ISSUER NOTES"), US$[1,250,000,000] Series 2 Class A Asset Backed Floating Rate Sixth Issuer Notes due [April 2008] (the "SERIES 2 CLASS A SIXTH ISSUER NOTES"), US$[42,000,000] Series 2 Class B Asset Backed Floating Rate Sixth Issuer Notes due [July 2040] (the "SERIES 2 CLASS B SIXTH ISSUER NOTES"), US$[71,000,000] Series 2 Class C Asset Backed Floating Rate Sixth Issuer Notes due [July 2040] (the "SERIES 2 CLASS C SIXTH ISSUER NOTES" and together with the Series 2 Class A Sixth Issuer Notes and the Series 2 Class B Sixth Issuer Notes, the "SERIES 2 SIXTH ISSUER NOTES"), (euro)[1,200,000,000] Series 3 Class A Asset Backed Floating Rate Sixth Issuer Notes due [October 2009] (the "SERIES 3 CLASS A SIXTH ISSUER NOTES"), (euro)[40,000,000] Series 3 Class B Asset Backed Floating Rate Sixth Issuer Notes due [July 2040] (the "SERIES 3 CLASS B SIXTH ISSUER NOTES") and (euro)[69,000,000] Series 3 Class C Asset Backed Floating Rate Notes due [July 2040] (the "SERIES 3 CLASS C SIXTH ISSUER NOTES and together with the Series 3 Class A Sixth Issuer Notes and the Series 3 Class B Sixth Issuer Notes, the "SERIES 3 SIXTH ISSUER NOTES", US$[750,000,000] Series 4 Class A1 Asset Backed Floating Rate Sixth Issuer Notes due [October 2009] (the "SERIES 4 CLASS A1 SIXTH ISSUER NOTES"), CHF[700,000,000] Series 4 Class A2 Asset Backed Fixed-Floating Rate Sixth Issuer Notes due [October 2009] (the "SERIES 4 CLASS A2 SIXTH ISSUER NOTES" and together with the Series 4 Class A1 Sixth Issuer Notes, the "SERIES 4 CLASS A SIXTH ISSUER NOTES"), US$[41,000,000] Series 4 Class B Asset Backed Floating Rate Sixth Issuer Notes due [July 2040] (the "SERIES 4 CLASS B SIXTH ISSUER NOTES"), US$[70,000,000] Series 4 Class C Asset Backed Floating Rate Sixth Issuer Note due [July 2040] (the "SERIES 4 CLASS C SIXTH ISSUER NOTES" and together with the Series 4 Class A1 Sixth Issuer Notes, and the Series 4 Class B Sixth Issuer Notes, the "SERIES 4 SIXTH ISSUER NOTES"), (pound)[750,000,000] Series 5 Class A Asset Backed Floating Rate Sixth Issuer Notes due [July 2040] (the "SERIES 5 CLASS A SIXTH ISSUER NOTES"), (pound)[25,000,000] Series 5 Class B Asset Backed Floating Rate Sixth Issuer Notes due [July 2040] (the "SERIES 5 CLASS B SIXTH ISSUER NOTES") and (pound)[43,000,000] Series 5 Class C Asset Backed Floating Rate Sixth Issuer NOTES due [July 2040] (the "SERIES 5 CLASS C SIXTH ISSUER NOTES" and together with the Series 5 Class A Sixth Issuer Notes and the Series 5 Class B Sixth Issuer Notes, the "SERIES 5 SIXTH ISSUER NOTES"). The Series 1 Class A Sixth Issuer Notes, together with the Series 2 Class A Sixth Issuer Notes, the Series 3 Class A Sixth Issuer Notes, the Series 4 Class A Sixth Issuer Notes, and the Series 5 Class A Sixth Issuer Notes constitute the "CLASS A SIXTH ISSUER NOTES", the Series 1 Class B Sixth Issuer Notes, the Series 2 Class B Sixth


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                                       2


Issuer Notes, the Series 3 Class B Sixth Issuer Notes, the Series 4 Class B Sixth Issuer Notes and the Series 5 Class B Sixth Issuer Notes constitute the "CLASS B SIXTH ISSUER NOTES" and the Series 1 Class C Sixth Issuer Notes, the Series 2 Class C Sixth Issuer Notes, the Series 3 Class C Sixth Issuer Notes, the Series 4 Class C Sixth Issuer Notes and the Series 5 Class C Sixth Issuer Notes constitute the "CLASS C SIXTH ISSUER NOTES", the Class A Sixth Issuer Notes, the Class B Sixth Issuer Notes and the Class C Sixth Issuer Notes being together referred to as the "SIXTH ISSUER NOTES". The Sixth Issuer Notes are hereby constituted and secured by the Sixth Issuer Deed of Charge.

(2) The Note Trustee has agreed to act as trustee of these presents for the benefit of the Noteholders upon and subject to the terms and conditions of these presents.

NOW THIS SIXTH ISSUER TRUST DEED WITNESSES AND IT IS AGREED AND DECLARED:

1.      DEFINITIONS

(A) The Amended and Restated Master Definitions and Construction Schedule and the Sixth Issuer Master Definitions and Construction Schedule, both signed for the purposes of identification by Allen & Overy and Slaughter and May on ___, 2002 (as the same may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into this Deed and, accordingly, the expressions defined in the Amended and Restated Master Definitions and Construction Schedule and the Sixth Issuer Master Definitions and Construction Schedule (as so amended, varied or supplemented) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Deed, including the Recitals hereto and this Deed shall be construed in accordance with the interpretation provisions set out in CLAUSE 2 of the Amended and Restated Master Definitions and Construction Schedule and the Sixth Issuer Master Definitions and Construction Schedule. In the event of a conflict between the Amended and Restated Master Definitions and Construction Schedule and the Sixth Issuer Master Definitions and Construction Schedule, the Sixth Issuer Master Definitions Schedule shall prevail.

(B)     (i)     All references in these presents to principal and/or premium and/or interest in respect of the Sixth Issuer Notes or to any monies payable by the Sixth Issuer under these presents shall be deemed to include a reference to any additional amounts which may be payable under CONDITION 4(B) or, if applicable, under any undertaking or covenant given pursuant to CLAUSE 2(B).

        (ii) All references in these presents to "(POUND)", "STERLING" or "POUNDS STERLING" shall be construed as references to the lawful currency or currency unit for the time being of the United Kingdom. All references to "(EURO)", "EUR", "EURO" or "EURO" shall be construed as refereNCES to the single currency introduced at the third stage of European Economic and Monetary Union pursuant to the Treaty establishing the European Communities as amended from time to time. All references to "$", "US$" or "US DOLLARS" shall be construed as references to the lawful currency or currency unit for the time being of the United States of America. All references in these presents to "CHF" or "SWISS FRANCS" shall be construed as references to the lawful currency or currency unit for the time being of the Swiss Confederation.

        (iii) All references in this Deed to "THESE PRESENTS" means this Deed, the Sixth Issuer Notes, the Conditions, the Schedules hereto, any deed expressed to be supplemental hereto or thereto and the schedules (if any) and the Sixth Issuer Deed of Charge and


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                                       3


                the schedules thereto, all as from time to time supplemented or modified in accordance with the provisions contained in this Deed and/or where applicable, therein contained.

        (iv) All references in these presents to guarantees or to an obligation being guaranteed shall be deemed to include respectively references to indemnities or to an indemnity being given in respect thereof.

        (v) All references in these presents to any action, remedy or method of proceeding for the enforcement of the rights of creditors shall be deemed to include, in respect of any jurisdiction other than England, references to such action, remedy or method of proceeding for the enforcement of the rights of creditors available or appropriate in such jurisdiction as shall most nearly approximate to such action, remedy or method of proceeding described or referred to in these presents.

        (vi) All references in these presents to taking proceedings against the Sixth Issuer shall be deemed to include references to proving in the winding up of the Sixth Issuer.

        (vii) All references in these presents to DTC, Euroclear, Clearstream, Luxembourgand SIS, shall be deemed to include references to any other or additional clearing system as may be approved in writing by the Note Trustee.

        (viii) Unless the context otherwise requires words or expressions used in these presents shall bear the same meanings as in the Companies Act 1985 of England.

        (ix) Whenever this Deed refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made part of this Deed. All other Trust Indenture Act terms used in this Deed that are defined by the Trust Indenture Act, defined in the Trust Indenture Act by reference to another statute or defined by SEC rule have the meanings assigned to them in the Trust Indenture Act.

2.      COVENANT TO REPAY AND TO PAY INTEREST ON SIXTH ISSUER NOTES

(A)     The aggregate principal amount of:

        (i) the Series 1 Class A Sixth Issuer Notes is limited to US$[1,000,000,000];

        (ii) the Series 1 Class B Sixth Issuer Notes is limited to US$[34,000,000];

        (iii) the Series 1 Class C Sixth Issuer Notes is limited to US$[57,000,000];

        (iv) the Series 2 Class A Sixth Issuer Notes is limited to US$[1,250,000,000];

        (v)     the Series 2 Class B Sixth Issuer Notes is limited to
                US$[42,000,000];

        (vi) the Series 2 Class C Sixth Issuer Notes is limited to US$[71,000,000];

        (vii) the Series 3 Class A Sixth Issuer Notes is limited to (euro)[1,200,000,000];

        (viii) the Series 3 Class B Sixth Issuer Notes is limited to (euro)[40,000,000];

        (ix) the Series 3 Class C Sixth Issuer Notes is limited to (euro)[69,000,000];


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                                       4


        (x) the Series 4 Class A1 Sixth Issuer Notes is limited to US$[750,000,000];

        (xi) the Series 4 Class A2 Sixth Issuer Notes is limited to CHF[700,000,000];

        (xii) the Series 4 Class B Sixth Issuer Notes is limited to US$[41,000,000];

        (xiii) the Series 4 Class C Sixth Issuer Notes is limited to US$[70,000,000];

        (xiv) the Series 5 Class A Sixth Issuer Notes is limited to (pound)[750,000,000];

        (xv) the Series 5 Class B Sixth Issuer Notes is limited to (pound)[25,000,000]; and

        (xvi) the Series 5 Class C Sixth Issuer Notes is limited to (pound)[43,000,000].

(B) The Sixth Issuer covenants with the Note Trustee that it will, in accordance with these presents, on the due date for the final maturity of the Sixth Issuer Notes provided for in the Conditions, or on such earlier date as the same or any part thereof may become due and repayable thereunder, pay or procure to be paid unconditionally to or to the order of the Note Trustee in euro, US dollars, sterling or Swiss francs, as applicable, in London or New York City or Zurich, as applicable in immediately available funds the principal amount of the Sixth Issuer Notes repayable on that date and shall in the meantime and until the due date for the final maturity of the Sixth Issuer Notes (both before and after any judgment or other order of a court of competent jurisdiction) pay or procure to be paid unconditionally to or to the order of the Note Trustee as aforesaid interest (which shall accrue from day to day) on the Principal Amount Outstanding of the Sixth Issuer Notes at the rates set out in or (as the case may be) calculated from time to time in accordance with CONDITION 4 and on the dates provided for in the Conditions PROVIDED THAT:

        (i) every payment of principal or interest in respect of the Sixth Issuer Notes to or to the account of the Principal Paying Agent or the Swiss Principal Paying Agent, as applicable, in the manner provided in the Sixth Issuer Paying Agent and Agent Bank Agreement or the Swiss Paying Agent and Agent Bank Agreement, as applicable, shall operate in satisfaction pro tanto of the relative covenant by the Sixth Issuer in this Clause except to the extent that there is default in the subsequent payment thereof in accordance with the Conditions to the Noteholders;

        (ii) in any case where payment of principal is not made to the Note Trustee or the Principal Paying Agent or the Swiss Principal Paying Agent, as applicable, on or before the due date, interest shall continue to accrue on the principal amount of the Sixth Issuer Notes (both before and after any judgment or other order of a court of competent jurisdiction) at the respective rates aforesaid (or, if higher, the rate of interest on judgment debts for the time being provided by English law) up to and including the date which the Note Trustee determines to be the date on and after which payment is to be made to the Noteholders in respect thereof as stated in a notice given to the Noteholders in accordance with CONDITION 14 (such date to be not later than 30 days after the day on which the whole of such principal amount, together with an amount equal to the interest which has accrued and is to accrue pursuant to this proviso up to and including that date, has been received by the Note Trustee or the Principal Paying Agent or the Swiss Principal Paying Agent, as applicable);


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                                       5


        (iii) in any case where payment of the whole or any part of the principal amount of any Sixth Issuer Note is improperly withheld or refused upon due presentation thereof (other than in circumstances contemplated by proviso (ii) above) interest shall accrue on that principal amount of which has been so withheld or refused (both before and after any judgment or other order of a court of competent jurisdiction) at the rates aforesaid (or, if higher, the rate of interest on judgment debts for the time being provided by English law) from and including the date of such withholding or refusal up to and including the date on which, upon further presentation of the relevant Sixth Issuer Note, payment of the full amount (including interest as aforesaid) in euro, US dollars, sterling or Swiss francs, as applicable, payable in respect of such Sixth Issuer Note is made or (if earlier) the seventh day after notice is given to the relevant Noteholder (either individually or in accordance with CONDITION 14) that the full amount (including interest as aforesaid) in euro, US dollars, sterling or Swiss francs, as applicable, payable in respect of such Sixth Issuer Note is available for payment, provided that, upon further presentation thereof being duly made, such payment is made; and

        (iv) notwithstanding any other provision of this Deed, the right of any Noteholder to receive payment of principal and interest on the Sixth Issuer Notes, on or after the respective due dates expressed in the Sixth Issuer Notes, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Noteholder.

        The Sixth Issuer shall pay Additional Interest in accordance with CONDITION 4(B).

        The Note Trustee will hold the benefit of the covenants contained in this Clause on trust for the Noteholders and itself in accordance with this Deed.

        NOTE TRUSTEE'S REQUIREMENTS REGARDING AGENTS, ETC.

(C) At any time after a Note Event of Default shall have occurred or the Sixth Issuer Notes shall otherwise have become due and repayable or the Definitive Sixth Issuer Notes have not been issued when so required in accordance with this Deed and the relative Global Sixth Issuer Notes, the Note Trustee may and shall, if directed by an Extraordinary Resolution of the Noteholders:

        (i) by notice in writing to the Sixth Issuer, the Principal Paying Agent, the US Paying Agent, the Transfer Agent and the Registrar require the Principal Paying Agent, the US Paying Agent, the Transfer Agent and the Registrar pursuant to the Sixth Issuer Paying Agent and Agent Bank Agreement and by notice in writing to the Sixth Issuer, the Swiss Principal Paying Agent and the other Swiss Paying Agents require the Swiss Principal Paying Agent and the other Swiss Paying Agents pursuant to the Sixth Issuer Swiss Paying Agent and Agent Bank Agreement:

                (a) act thereafter as Principal Paying Agent, US Paying Agent, Transfer Agent and Registrar and as Swiss Principal Paying Agent and Swiss Paying Agents, respectively of the Note Trustee in relation to payments to be made by or on behalf of the Note Trustee under the provisions of this Deed mutatis mutandis on the terms provided in the Sixth Issuer Paying Agent and Agent Bank Agreement and in the Sixth Issuer Swiss Paying Agent and Agent Bank Agreement, respectively (save that the Note Trustee's liability under any provisions thereof for the indemnification, remuneration and payment of out-


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                                       6


                        of-pocket expenses of the Paying Agents, the Transfer Agent and the Registrar and of the Swiss Paying Agents shall be limited to the amounts for the time being held by the Note Trustee on the trusts of these presents relating to the relevant Sixth Issuer Notes and available for such purpose) and thereafter to hold all Sixth Issuer Notes and all sums, documents and records held by them in respect of Sixth Issuer Notes on behalf of the Note Trustee; or

                (b) deliver up all Sixth Issuer Notes and all sums, documents and records held by them in respect of the Sixth Issuer Notes to the Note Trustee or as the Note Trustee shall direct in such notice provided that such notice shall be deemed not to apply to any documents or records which the relevant Paying Agent or Swiss Paying Agent or (other than in the case of the Series 4 Class A2 Sixth Issuer Notes) the Registrar, as the case may be, is obliged not to release by any law or regulation; and/or

        (ii) by notice in writing to the Sixth Issuer require it to make all subsequent payments in respect of the Sixth Issuer Notes to or to the order of the Note Trustee and not to the Principal Paying Agent and the Swiss Principal Paying Agent, as applicable, with effect from the issue of any such notice to the Sixth Issuer and until such notice is withdrawn CLAUSE 2(B)(I) relating to the Sixth Issuer Notes shall cease to have effect.

(D) The Sixth Issuer shall require each paying agent not a party to the Sixth Issuer Paying Agent and Agent Bank Agreement and each Swiss paying agent not a party to the Sixth Issuer Swiss Paying Agent and Agent Bank Agreement to agree in writing to hold in trust to the extent required by the Trust Indenture Act for the benefit of the Noteholders or the Note Trustee all money held by such paying agent or Swiss paying agent for the payment of principal of or interest on the Sixth Issuer Notes (whether such money has been paid to it by the Sixth Issuer or any other obligor of the Sixth Issuer Notes), and the Sixth Issuer and such paying agent shall each notify the Note Trustee of any default by the Sixth Issuer (or any other obligor of the Sixth Issuer Notes) in making any such payment.

3.      FORM AND ISSUE OF SIXTH ISSUER NOTES

        GLOBAL SIXTH ISSUER NOTES

(A)     (i)     The Series 1 Sixth Issuer Notes, the Series 2 Sixth Issuer Notes
                and the Series 4 Sixth Issuer Notes (other than the Series 4
                Class A2 Sixth Issuer Notes) will be initially offered and sold pursuant to a Registration Statement filed with the United
                States Securities and Exchange Commission. Each class of the
                Series 1 Sixth Issuer Notes, the Series 2 Sixth Issuer Notes and the Series 4 Sixth Issuer Notes (other than the Series 4 Class
                A2 Sixth Issuer Notes) will initially be represented by a separate global note in registered form (the "SERIES 1 CLASS A
                GLOBAL SIXTH ISSUER NOTE", the "SERIES 1 CLASS B GLOBAL SIXTH
                ISSUER NOTE", the "SERIES 1 CLASS C GLOBAL SIXTH ISSUER NOTE", the "SERIES 2 CLASS A GLOBAL SIXTH ISSUER NOTE", the "SERIES 2
                CLASS B GLOBAL SIXTH ISSUER NOTE", the "SERIES 2 CLASS C GLOBAL
                SIXTH ISSUER NOTE", the "SERIES 4 CLASS A1 GLOBAL SIXTH ISSUER
                Note", the "SERIES 4 CLASS B GLOBAL SIXTH ISSUER NOTE" and the
                "SERIES 4 CLASS C GLOBAL SIXTH ISSUER NOTE" and together the
                "DOLLAR GLOBAL SIXTH ISSUER NOTES"), in each case without coupons or talons attached and which, in aggregate, will represent the aggregate principal amount


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                                       7


        outstanding of the Series 1 Sixth Issuer Notes, the Series 2 Sixth Issuer Notes and the Series 4 Sixth Issuer Notes (other than the Series 4 Class A2 Sixth Issuer Notes).

        (ii) The Series 3 Sixth Issuer Notes and the Series 5 Sixth Issuer Notes will be initially offered and sold outside the United States to non-US persons pursuant to Regulation S ("REG S") under the United States Securities Act of 1933, as amended (the "SECURITIES ACT"). Each class of the Series 3 Sixth Issuer Notes and the Series 5 Sixth Issuer Notes will initially be represented by a global note in registered form (the "SERIES 3 CLASS A GLOBAL SIXTH ISSUER NOTE", the "SERIES 3 CLASS B GLOBAL SIXTH ISSUER NOTE", the "SERIES 3 CLASS C GLOBAL SIXTH ISSUER NOTE", the "SERIES 5 CLASS A GLOBAL SIXTH ISSUER NOTE", the "SERIES 5 CLASS B GLOBAL SIXTH ISSUER NOTE" and the "SERIES 5 CLASS C GLOBAL SIXTH ISSUER NOTE" and together, the "REG S GLOBAL SIXTH ISSUER NOTES"), in each case without coupons or talons attached and which, in aggregate, will represent the aggregate principal amount outstanding of the Series 3 Sixth Issuer Notes and the Series 5 Sixth Issuer Notes.

        (iii) The Series 4 Class A2 Sixth Issuer Notes will be initially offered and sold outside the United States to non-US persons pursuant to Reg S. The Series 4 Class A2 Sixth Issuer Notes will initially be represented by a global note in bearer form (the "SERIES 4 CLASS A2 GLOBAL SIXTH ISSUER NOTE" or the "SWISS REG S GLOBAL SIXTH ISSUER NOTE"), without coupons or talons attached and which, in aggregate, will represent the aggregate principal amount outstanding of the Series 4 Class A2 Sixth Issuer Notes. The Dollar Global Sixth Issuer Notes, the Reg S Global Sixth Issuer Notes and the Swiss Reg S Global Sixth Issuer Note are collectively referred to herein as the "GLOBAL SIXTH ISSUER NOTES".

                The Series 4 Class A2 Sixth Issuer Notes will qualify as such only if each of the following conditions is satisfied:

                (a) interest on, and the principal of, the Series 4 Class A2 Sixth Issuer Notes are denominated only in Swiss francs;

                (b) interest on, and the principal of, the Series 4 Class A2 Sixth Issuer Notes are payable only within Switzerland;

                (c) the Series 4 Class A2 Sixth Issuer Notes are offered and sold in accordance with practices and documentation customary in Switzerland;

                (d) the relevant dealer agrees to use reasonable efforts to sell the Series 4 Class A2 Sixth Issuer Notes within Switzerland;

                (e) the Series 4 Class A2 Sixth Issuer Notes are not listed, or the subject of an application for listing, on an exchange located outside Switzerland;

                (f) the U.S. Internal Revenue Service (the "IRS") has designated Switzerland as a foreign country in which certification is not permissible and such designation is effective and applicable on the date of issue of such Series 4 Class A2 Sixth Issuer Notes;

                (g) the issuance of the Series 4 Class A2 Sixth Issuer Notes is subject to guidelines or restrictions imposed by governmental, banking or securities authorities in Switzerland; and

                (h) more than 80 per cent. by value of the Series 4 Class A2 Sixth Issuer Notes included in the offering of the Series 4 Class A2 Sixth Issuer Notes are offered and sold to non-dealers by dealers maintaining an office located in Switzerland.

(B) The Global Sixth Issuer Notes shall be printed or typed in the form or substantially in the respective forms set out in SCHEDULE 1 and (other than in the case of the Series 4 Class A2 Sixth Issuer Notes) may be executed in facsimile. Each Global Sixth Issuer Note shall represent such of the outstanding Sixth Issuer Notes of the relevant class as shall be specified therein and each shall provide that it shall represent the aggregate Principal Amount Outstanding of the relevant class of Sixth Issuer Notes from time to time endorsed thereon and that the aggregate Principal Amount Outstanding of the Sixth Issuer Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions, purchases and transfers of interests therein in accordance with the terms of this Deed and the Sixth Issuer Paying Agent and Agent Bank Agreement and the Sixth Issuer Swiss Paying Agent and Agent Bank Agreement, as applicable. Any endorsement of a Global Sixth Issuer Note to reflect the amount of any increase or decrease in the Principal Amount Outstanding of the Sixth Issuer Notes represented thereby shall be made by the Registrar or (in the case of the Series 4 Class A2 Sixth Issuer Notes) the Swiss Principal Paying Agent in accordance with CLAUSE 5. Title to the Global Sixth Issuer Notes (other than the Series 4 Class A2 Global Sixth Issuer
        Note) shall pass by and upon the registration in the Register in respect thereof in accordance with the provisions of these presents. Title to the Series 4 Class A2 Global Sixth Issuer Note shall pass by delivery. The Global Sixth Issuer Notes (other than the Series 4 Class A2 Global Sixth Issuer Note) shall be issuable only in registered form and the Series 4 Class A2 Global Sixth Issuer Note shall be issued only in bearer form, in each case, without coupons or talons and signed manually by a person duly authorised by the Sixth Issuer on behalf of the Sixth Issuer and shall be authenticated by or on behalf of the Principal Paying Agent or the Swiss Principal Paying Agent, as applicable. The Global Sixth Issuer Notes so executed and authenticated shall be binding and valid obligations of the Sixth Issuer, notwithstanding that such duly authorised person no longer holds that office at the time the Principal Paying Agent or the Swiss Principal Paying Agent, as applicable, authenticates the relevant Global Sixth Issuer Note.

(C) The Global Sixth Issuer Notes (except the Series 4 Class A2 Global Sixth Issuer Note) shall be issued by the Sixth Issuer to Cede & Co., as nominee for DTC, in respect of each Dollar Global Sixth Issuer Note and to ___, as nominee for the Common Depositary, in respect of each Reg S Global Sixth Issuer Note, on terms that Cede & Co. and the Common Depositary shall hold the same for the account of the persons who would otherwise be entitled to receive the Sixth Issuer Notes in definitive registered form (together with the Series 4 Class A2 Sixth Issuer Notes in definitive bearer form (if any), the "DEFINITIVE SIXTH ISSUER NOTES") (as notified to DTC and the Common Depositary by ___, on behalf of the Managers of the issue of the Sixth Issuer Notes) and the successors in title to such persons appearing in the records of DTC, Euroclear and Clearstream, Luxembourg for the time being. Upon the issuance of each such Global Sixth Issuer Notes to Cede & Co. and the Common Depositary, DTC, Euroclear and Clearstream, Luxembourg shall credit, on their respective internal book-entry registration and transfer systems, the accounts of holders of Book-Entry Interests with the respective interests owned by such Noteholders. The Series 4 Class A2 Sixth Issuer Notes will be issued in bearer form and deposited with SIS and will remain for as long as it is outstanding in safekeeping with SIS. Payments on the Series 4 Class A2 Global Sixth Issuer Note will be made only to the order of the Swiss Principal Paying Agent on behalf of the Series 4 Class A2 Sixth Issuer Noteholders. Each Series 4 Class A2 Sixth Issuer Noteholder must look solely to the financial institution which has reflected an ownership right in book entry form in an account with such financial institution and which is directly or indirectly holding such Series 4 Class A2 Sixth Issuer Note through SIS.

(D) The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream, Luxembourg" and "Customer Handbook" of Clearstream, Luxembourg shall be applicable to interests in the Global Sixth Issuer Notes that are held through Euroclear and Clearstream, Luxembourg.

        DEFINITIVE SIXTH ISSUER NOTES

(E) The Sixth Issuer shall issue Definitive Sixth Issuer Notes (other than with respect to the Series 4 Class A2 Global Sixth Issuer Note) only if any of the following applies, while any of the Sixth Issuer Notes of any class are represented by a Global Sixth Issuer Note of the relevant class at any time after the 40th day following the later of the Sixth Issuer Closing Date and the date of the issue of such Global Sixth Issuer Note:

        (i) (in the case of Dollar Global Sixth Issuer Notes) DTC has notified the Sixth Issuer that it is at any time unwilling or unable to continue as the registered holder of such Dollar Global Sixth Issuer Notes or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency registered under the Exchange Act, and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Sixth Issuer within 90 days of such notification, or (in the case of the Reg S Global Sixth Issuer Notes) both Euroclear and Clearstream, Luxembourg are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business and do so cease to do business and no alternative clearing system satisfactory to the Note Trustee is available; and

        (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political sub-division thereof) or of any authority therein or thereof having power to tax or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Sixth Issuer Closing Date, the Sixth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Sixth Issuer Notes which would not be required were the Sixth Issuer Notes in definitive form.

        Unless and until Series 4 Class A2 Definitive Sixth Issuer Notes are issued under the limited circumstances described in this paragraph, the Series 4 Class A2 Global Sixth Issuer Note will remain for as long as it is outstanding in safekeeping with SIS, or any other collective custody organisation approved by the Swiss Exchange. The Series 4 Class A2 Global Sixth Issuer Note will be issued in bearer form without interest coupons. Under Swiss law, each holder of the Series 4 Class A2 Global Sixth Issuer Note retains an ownership interest in the Series 4 Class A2 Global Sixth Issuer Note to the extent of its undivided interest in certain assets of the Issuer. Holders of the Series 4 Class A2 Global Sixth Issuer Note therefore do not have the right to request the printing or delivery of Series 4 Class A2 Definitive Sixth Issuer Notes. If the Swiss Principal Paying Agent deems (i) the printing of Series 4 Class A2 Definitive Sixth Issuer Notes to be necessary or useful, or
        (ii) if the presentation of Series 4 Class A2 Definitive Sixth Issuer Notes is required by Swiss or foreign laws in connection with the enforcement of rights (including cases of bankruptcy, consolidation or reorganisation of the Sixth Issuer), the Swiss Principal Paying Agent will provide for the printing of such Series 4 Class A2 Definitive Sixth Issuer Notes without cost to the holders of such Series 4 Class A2 Global Sixth Issuer Note. The Sixth Issuer will irrevocably authorise the Swiss Principal Paying Agent to provide for such printing on its behalf. No Series 4 Class A2 Definitive Sixth Issuer Notes will be delivered to any location in the United States or its possessions.

        If required by this CLAUSE 3, then the Sixth Issuer shall, at its sole cost and expense within 30 days of the occurrence of the relevant event, issue Definitive Sixth Issuer Notes of the same class as the class of Sixth Issuer Notes represented by the relevant Global Sixth Issuer Note in exchange for the whole (or the remaining part(s) outstanding) of the relevant Global Sixth Issuer Note. If Definitive Sixth Issuer Notes are issued, the beneficial interests represented by the Dollar Global Sixth Issuer Note of each class shall be exchanged by the Sixth Issuer for Definitive Sixth Issuer Notes of that class ("DOLLAR DEFINITIVE SIXTH ISSUER NOTES"), the beneficial interests represented by the Reg S Global Sixth Issuer Notes of each class shall be exchanged by the Sixth Issuer for Definitive Sixth Issuer Notes of that class ("REG S DEFINITIVE SIXTH ISSUER NOTES") and the beneficial interests represented by the Swiss Reg S Global Sixth Issuer Note shall be exchanged by the Sixth Issuer for Definitive Sixth Issuer Notes of that class ("SWISS DEFINITIVE SIXTH ISSUER NOTES").

(F) The Definitive Sixth Issuer Notes shall be printed or typed in the form or substantially in the form set out in Schedule 2 in the denomination and transferable in units of (i) US$1,000, US$10,000 and US$100,000 (in the case of the Series 1 Sixth Issuer Notes, the Series 2 Sixth Issuer Notes and the Series 4 Sixth Issuer Notes (other than the Series 4 Class A2 Sixth Issuer Notes)), (ii)(euro)10,000 OR (euro)100,000 (in the case of the Series 3 Sixth Issuer Notes, or (iii)(pound)10,000 or(pound)100,000 (in THE Case of the Series 5 Sixth Issuer Notes or (iv) CHF5,000 (in the case of the Series 4 Class A2 Sixth Issuer Notes) each or, in each case, integral multiples thereof or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, shall be serially numbered and shall be endorsed with a form of transfer in the form or substantially in the form also set out in Schedule 2. Title to the Definitive Sixth Issuer Notes (other than the Series 4 Class A2 Definitive Sixth Issuer Notes) shall pass by and upon the registration in the Register in respect thereof in accordance with the provisions of these presents. The Definitive Sixth Issuer Notes (other than the Series 4 Class A2 definitive Sixth Issuer Notes) shall be issuable only in registered form and the Series 4 Class A2 Definitive Sixth Issuer Notes shall be issued only in bearer form, in each case without coupons or talons and signed manually or in facsimile by a person duly authorised by or on behalf of the Sixth Issuer and shall be authenticated by or on behalf of the Principal Paying Agent and the Swiss Principal Paying Agent, as applicable. Each Sixth Issuer Note so executed and authenticated shall be a binding and valid obligation of the Sixth Issuer notwithstanding that such duly authorised person no longer holds that office at the time the Principal Paying Agent or the Swiss Principal Paying Agent, as applicable, authenticates the Sixth Issuer Note.

(G) If the Sixth Issuer is obliged to issue or procure the issue of any Definitive Sixth Issuer Notes pursuant to CLAUSE 3(E) but fails to do so within 30 days of the occurrence of the relevant event described in CLAUSE 3(E), then the Sixth Issuer shall indemnify the Note Trustee, the registered holder of the relevant Global Sixth Issuer Note(s) (other than the Series 4 Class A2 Global Sixth Issuer Note), the bearer of the Series 4 Class A2 Global Sixth Issuer Note and the relevant Noteholders and keep them indemnified against any loss or damage incurred by any of them if the amount received by the Note Trustee, the registered holder of such Global Sixth Issuer Note(s) (other than the Series 4 Class A2 Global Sixth Issuer Note) or the bearer of the Series 4 Class A2 Global Sixth Issuer Note or the relevant Noteholders in respect of the Sixth Issuer Notes is less than the amount that would have been received had Definitive Sixth Issuer Notes been issued in accordance with CLAUSE 3(E). If and for so long as the Sixth Issuer discharges its obligations under this indemnity, the breach by the Sixth Issuer of the provisions of CLAUSE 3(E) shall be deemed to be cured ab initio.

4.      REPLACEMENT OF SIXTH ISSUER NOTES

        If a mutilated or defaced Sixth Issuer Note is surrendered to the Registrar or (in the case of the Series 4 Class A2 Sixth Issuer Notes) the Swiss Principal Paying Agent or, if a mutilated or defaced Global Sixth Issuer Note is surrendered to the Principal Paying Agent or (in the case of the Series 4 Class A2 Global Sixth Issuer Note) the Swiss Principal Paying Agent or if a Noteholder claims that a Sixth Issuer Note has been lost, stolen or destroyed, the Sixth Issuer shall issue, and the Principal Paying Agent and the Swiss Principal Paying Agent, as applicable, shall authenticate, a replacement Sixth Issuer Note on receipt of satisfactory evidence in accordance with CONDITION 13. An indemnity for an amount sufficient in the judgement of the Sixth Issuer and (in the case of a Definitive Sixth Issuer Note (other than a Series 4 Class A2 Definitive Sixth Issuer Note)) the Registrar or (in the case of a Series 4 Class A2 Definitive Sixth Issuer Note) the Swiss Principal Paying Agent to protect the Sixth Issuer and (in the case of a Definitive Sixth Issuer Note (other than a Series 4 Class A2 Definitive Sixth Issuer Note)) the Registrar or (in the case of a Series 4 Class A2 Definitive Sixth Issuer Note) the Swiss Principal Paying Agent from any loss which any of them may suffer if a Sixth Issuer Note is replaced may be required by the Sixth Issuer and (in the case of a Definitive Sixth Issuer Note (other than a Series 4 Class A2 Definitive Sixth Issuer
        Note)) the Registrar or (in the case of a Series 4 Class A2 Definitive Sixth Issuer Note) the Swiss Principal Paying Agent). The Sixth Issuer may charge such Noteholder for its costs in replacing such Sixth Issuer Note.

5.      REGISTER, TRANSFER AND EXCHANGE OF SIXTH ISSUER NOTES

        TRANSFER AND EXCHANGE OF GLOBAL SIXTH ISSUER NOTES

(A) A Global Sixth Issuer Note (other than the Series 4 Class A2 Global Sixth Issuer Note) will be exchanged by the Sixth Issuer for another Global Sixth Issuer Note or Definitive Sixth Issuer Note(s) only in the circumstances set forth in CLAUSE 3(E), the Conditions, the Sixth Issuer Paying Agent and Agent Bank Agreement and the relevant Global Sixth Issuer Note. The Swiss Reg S Global Sixth Issuer Note will be exchanged by the Sixth Issuer for another Swiss Reg S Global Sixth Issuer Note or Swiss Definitive Sixth Issuer Note(s) only in the circumstances set out in CLAUSE 3(E), the Conditions and the Sixth Issuer Swiss Paying Agent and Agent Bank Agreement and the Swiss Reg S Global Sixth Issuer Note. Upon the occurrence of any of the events specified therein concerning their exchange for Definitive Sixth Issuer Notes, Definitive Sixth Issuer Notes of the relevant class shall be issued in such names as the Sixth Issuer shall instruct the Registrar or (in the case of the Series 4 Class A2 Sixth Issuer Notes) the Swiss Principal Paying Agent (based on the instructions of DTC and Euroclear, Clearstream, Luxembourg and
        SIS) and the Registrar or (in the case of the Series 4 Class A2 Sixth Issuer Notes) the Swiss Principal Paying Agent shall cause the Principal Amount Outstanding of the applicable Global Sixth Issuer Note to be reduced accordingly, cancel such Global Sixth Issuer Note (if applicable) and direct DTC and Euroclear and Clearstream, Luxembourg and SIS to make corresponding reductions in their book-entry systems, and the Sixth Issuer shall execute and the Principal Paying Agent and the Swiss Principal Paying Agent, as applicable, shall authenticate and deliver to the persons designated in such instructions Definitive Sixth Issuer Notes of the relevant class in the appropriate principal amounts and (other than in the case of the Series 4 Class A2 Definitive Sixth Issuer Notes) the Registrar will register them. The Registrar shall deliver such Definitive Sixth Issuer Notes (other than Series 4 Class A2 Definitive Sixth Issuer Notes) to the persons in whose names such Sixth Issuer Notes are so registered. Reg S Definitive Sixth Issuer Notes and Swiss Definitive Sixth Issuer Notes issued in exchange for a Book-Entry Interest pursuant to this CLAUSE 5(A) shall bear the legend set forth in CLAUSE 5(D), and shall be subject to all restrictions on transfer contained therein to the same extent as the Global Sixth Issuer Note so exchanged. Global Sixth Issuer Notes may also be exchanged or replaced, in whole or in part, as provided in CLAUSE 4. Every Sixth Issuer Note authenticated and delivered in exchange for, or in lieu of, a Global Sixth Issuer Note or any portion thereof, pursuant to CLAUSE 4 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Sixth Issuer Note. A Global Sixth Issuer Note may not be exchanged for another Sixth Issuer Note other than as provided in this CLAUSE 5(A).

        TRANSFER AND EXCHANGE OF BOOK-ENTRY INTERESTS

(B) The transfer and exchange of Book-Entry Interests shall be effected through DTC, Euroclear and/or Clearstream, Luxembourg and SIS, as the case may be, in accordance with these presents and the Sixth Issuer Paying Agent and Agent Bank Agreement and the Sixth Issuer Swiss Paying Agent and Agent Bank Agreement, as applicable, and the procedures therefor of DTC, Euroclear and/or Clearstream, Luxembourg and SIS, as the case may be. Book-Entry Interests shall be subject to restrictions on transfer comparable to those set forth herein and in the Sixth Issuer Paying Agent and Agent Bank Agreement and the Sixth Issuer Swiss Paying Agent and Agent Bank Agreement, as applicable, to the extent required by the Securities Act. The Note Trustee shall have no obligation to ascertain DTC's, Euroclear's or Clearstream, Luxembourg's or SIS's compliance with any such restrictions on transfer.

        TRANSFER OF DEFINITIVE SIXTH ISSUER NOTES

(C) Definitive Sixth Issuer Notes may be transferred in whole or in part (provided that any partial transfer relates to a Definitive Sixth Issuer
        Note in the principal amount of, in the case of the Series 1 Sixth Issuer Notes, the Series 2 Sixth Issuer Notes, and the Series 4 Sixth Issuer Notes (other than the Series 4 Class A2 Sixth Issuer Notes) US$1,000, US$10,000 or US$100,000; in the case of the Series 3 Sixth Issuer Notes, ,(euro)10,000 or(euro)100,000; in the case of the Series 5 Sixth ISSUer Notes,(pound)10,000 or(pound)100,000; and, in the case of the Series 4 Class A2 Sixth Issuer Notes, CHF5,000 or, in each case, any integral multiple thereof or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders. When Definitive Sixth Issuer Notes (other than Series 4 Class A2 Definitive Sixth Issuer Notes) are presented by a Noteholder to the Registrar with a request to register the transfer of such Definitive Sixth Issuer Notes, the Registrar shall register the transfer as requested only if such Definitive Sixth Issuer Notes are presented or surrendered for registration of transfer and are endorsed or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by such Noteholder or by his attorney duly authorised in writing and upon receipt of such certificates and other documents as shall be necessary to evidence compliance with the restrictions on transfer contained herein and in the Sixth Issuer Paying Agent and Agent Bank Agreement. Thereupon, the Registrar shall request the Sixth Issuer to issue and the Principal Paying Agent to authenticate new Definitive Sixth Issuer Notes required to be issued in connection with such transfer. In the case of a transfer of part only of such Definitive Sixth Issuer Note, a new Definitive Sixth Issuer Note in respect of the balance not transferred will be issued to the transferor. Transfer of Series 4 Class A2 Definitive Sixth Issuer Notes shall be by delivery. All transfers of Definitive Sixth Issuer Notes are subject to any restrictions on transfer set forth on such Definitive Sixth Issuer Notes and the detailed regulations concerning transfers in the Sixth Issuer Paying Agent and Agent Bank Agreement and the Sixth Issuer Swiss Paying Agent and Agent Bank Agreement, as applicable.

        REGULATION S LEGEND

(D) Each Reg S Global Sixth Issuer Note and the Swiss Reg S Global Sixth Issuer Note, each Reg S Definitive Sixth Issuer Note and each Swiss Reg S Definitive Sixth Issuer Note issued in exchange therefor shall bear a legend in substantially the following form:

        "THIS SIXTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE SIXTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES."

        CANCELLATION AND/OR ADJUSTMENT OF GLOBAL SIXTH ISSUER NOTES

(E) At such time as all Book-Entry Interests in respect of a Global Sixth Issuer Note have been exchanged for Definitive Sixth Issuer Notes, such Global Sixth Issuer Note shall be returned to or retained and cancelled by the Registrar or (in the case of the Series 4 Class A2 Global Sixth Issuer Note) the Swiss Principal Paying Agent respectively in accordance with the Sixth Issuer Paying Agent and Agent Bank Agreement and the Sixth Issuer Swiss Paying Agent and Agent Bank Agreement. At any time prior to such cancellation, if any Book-Entry Interest is exchanged for an interest in another Global Sixth Issuer Note, the principal amount of Sixth Issuer Notes represented by such Global Sixth Issuer Note shall be reduced accordingly and an endorsement shall be made on such Global Sixth Issuer Note by the Registrar or (in the case of the Series 4 Class A2 Global Sixth Issuer Notes) the Swiss Principal Paying Agent, to reflect such reduction.

        GENERAL PROVISIONS RELATING TO ALL TRANSFERS AND EXCHANGES

(F)     (i)     To permit registrations of transfers and exchanges of Sixth
                Issuer Notes(other than Series 4 Class A2 Sixth Issuer Notes) and exchanges of Series 4 Class A2 Sixth Issuer Notes, the Sixth
                Issuer shall execute and the Principal Paying Agent or the Swiss
                Principal Paying Agent, as applicable, shall authenticate Global
                Sixth Issuer Notes and Definitive Sixth Issuer Notes upon a written order signed by an officer of the Sixth Issuer or at the Registrar's or (in the case of the Series 4 Class A2 Sixth
                Issuer Notes) at the Swiss Principal Paying Agent's request.

        (ii) No service fee shall be charged to a Noteholder for any registration of a Definitive Sixth Issuer Note on transfer or exchange (other than a Series 4 Class A2 Definitive Sixth Issuer
                Note), but the Sixth Issuer may require payment of a sum sufficient to cover any stamp or transfer tax or similar governmental charge payable in connection therewith (other than any such stamp or transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to CONDITION 13) and the Registrar may require an indemnity in respect of such tax or charge.

        (iii) All Global Sixth Issuer Notes and Definitive Sixth Issuer Notes issued upon any registration of transfer or exchange of Global Sixth Issuer Notes or Definitive Sixth Issuer Notes (other than in respect of Series 4 Class A2 Sixth Issuer Notes) and any Series 4 Class A2 Global Sixth Issuer Note and Series 4 Class A2 Definitive Sixth Issuer Notes issued upon exchange of the Series 4 Class A2 Global Sixth Issuer Note shall be the valid obligations of the Sixth Issuer, evidencing the same debt and entitled to the same benefits under this Deed, as the Global Sixth Issuer Notes or Definitive Sixth Issuer Notes surrendered upon such registration of transfer or exchange or (in the case of the Series 4 Class A2 Sixth Issuer Notes) exchange only.

        REGISTER OF SIXTH ISSUER NOTES

(G) The Sixth Issuer shall at all times ensure that the Registrar maintains in London, or at such other place as the Note Trustee may agree, a register (the "REGISTER") in respect of the Sixth Issuer Notes (other than the Series 4 Class A2 Sixth Issuer Notes) showing the amount of the Global Sixth Issuer Notes or Definitive Sixth Issuer Notes, as the case may be, from time to time outstanding and the dates of issue and all subsequent transfers and changes of ownership thereof and the names and addresses of the holders of the Global Sixth Issuer Notes or the Definitive Sixth Issuer Notes. So long as DTC or its nominee, or the Common Depositary or its nominee, is the registered holder of a Global Sixth Issuer Note, DTC or the Common Depositary, as the case may be, will be considered the sole registered holder of such Global Sixth Issuer Note for all purposes under this Sixth Issuer Trust Deed. Each Sixth Issuer Note (other than a Series 4 Class A2 Sixth Issuer Note), whether in global or definitive form, shall have an identifying serial number which shall be entered on the Register. The Note Trustee and the holders of such Sixth Issuer Notes or any of them and any person authorised by it or any of them may at all reasonable times during office hours inspect the Register and take copies of or extracts from it.

6.      FEES, DUTIES AND TAXES

        The Sixth Issuer will pay any stamp duty, issue, registration, documentary or other taxes of a similar nature and duties payable in the United Kingdom, Belgium, Luxembourg, Switzerland or the United States, including interest and penalties, on or in connection with (i) the execution and delivery of these presents and the Transaction Documents to which it is a party and any documents executed pursuant thereto, (ii) the constitution and original issue of the Sixth Issuer Notes, and (iii) any action in any jurisdiction taken by or on behalf of the Note Trustee or (where permitted under these presents so to do) any Noteholder to enforce the Sixth Issuer Notes.

7.      COVENANT OF COMPLIANCE

        The Sixth Issuer covenants with the Note Trustee that it will comply with and perform and observe all the provisions of these presents, the Sixth Issuer Notes, the Sixth Issuer Deed of Charge, the Sixth Issuer Paying Agent and Agent Bank Agreement, the Sixth Issuer Swiss Paying Agent and Agent Bank Agreement and the documents executed pursuant thereto and the other Transaction Documents which are expressed to be binding on it. The Conditions shall be binding on the Sixth Issuer, the Noteholders, the Note Trustee and all persons claiming through or under any of them. The Note Trustee shall be entitled to enforce the obligations of the Sixth Issuer under the Sixth Issuer Notes and the Conditions and to exercise any other rights, powers, authorities and discretions conferred upon the Note Trustee in the Conditions as if the same were set out and contained in this Deed, which shall be read and construed as one document with the Sixth Issuer Notes. The Note Trustee shall hold the benefit of this covenant upon trust for itself and the Noteholders according to its and their respective interests. The provisions of Schedule 4 shall have effect in the same manner as if herein set forth.

8.      CANCELLATION OF SIXTH ISSUER NOTES AND RECORDS

(A)     The Sixth Issuer shall procure that all Sixth Issuer Notes (i) redeemed,
        (ii) being mutilated or defaced, surrendered and replaced pursuant to CONDITION 13 or (iii) exchanged as provided in these presents shall forthwith be cancelled by or on behalf of the Sixth Issuer and a certificate stating:

        (i) the aggregate principal amount of Sixth Issuer Notes which have been redeemed;

        (ii) the serial numbers of Sixth Issuer Notes of each class so redeemed;

        (iii) the aggregate amount of interest paid (and the due dates of such payments) on Sixth Issuer Notes of each class; and

        (iv) the aggregate principal amounts of Sixth Issuer Notes of each class which have been so exchanged and replaced and the serial numbers of such Sixth Issuer Notes in definitive form,

        shall be given to the Note Trustee by or on behalf of the Sixth Issuer as soon as possible and in any event within four months after the date of such redemption, purchase, cancellation, exchange or replacement, as the case may be. The Note Trustee may accept such certificate as conclusive evidence of such redemption, purchase, exchange or replacement pro tanto of the Sixth Issuer Notes or payment of interest thereon and of cancellation of the relative Sixth Issuer Notes.

(B) The Sixth Issuer shall procure that the Registrar or (in the case of the Series 4 Class A2 Sixth Issuer Notes) the Swiss Principal Paying Agent shall keep a full and complete record of all Sixth Issuer Notes and of their redemption, cancellation, payment or exchange (as the case may be) and of all replacement Sixth Issuer Notes issued in substitution for lost, stolen, mutilated, defaced or destroyed Sixth Issuer Notes. The Sixth Issuer shall procure that the Registrar or (in the case of the Series 4 Class A2 Sixth Issuer Notes) the Swiss Principal Paying Agent shall at all reasonable times make such record available to the Sixth Issuer and the Note Trustee.

(C) All records and certificates maintained pursuant to this Clause shall make a distinction between Definitive Sixth Issuer Notes and Global Sixth Issuer Notes

9.      ENFORCEMENT

(A) The Note Trustee may at any time, at its discretion and without notice, take such proceedings and/or other action as it may think fit against or in relation to the Sixth Issuer or any other person as it may think fit to enforce its obligations under these presents, the Sixth Issuer Notes or any of the other Transaction Documents.

(B) Unless the contrary be proved, proof that as regards any specified Sixth Issuer Note the Sixth Issuer has made default in paying any amount due in respect of such Sixth Issuer Note shall be sufficient evidence that the same default has been made as regards all other Sixth Issuer Notes in respect of which the relevant amount is due and payable.

(C) References in CLAUSES 2(B)(II) and 2(B)(III) or the provisions of any trust deed supplemental to this Deed corresponding to CLAUSES 2(B)(II) and 2(B)(III) to "the rates aforesaid" shall, in the event of such Sixth Issuer Notes having become due and repayable, with effect from the expiry of the Interest Period during which such Sixth Issuer Notes become due and repayable, be construed as references to rates of interest calculated mutatis mutandis in accordance with the Conditions except that no notices need be published in respect thereof.

10.     PROCEEDINGS, ACTIONS AND INDEMNIFICATION

(A) The Note Trustee shall not be bound to take any proceedings mentioned in CLAUSE 9(A) or any other action in relation to these presents, the Sixth Issuer Notes or any documents executed pursuant thereto or any of the other Transaction Documents to which the Note Trustee is a party unless
        (i) respectively directed or requested to do so by an Extraordinary Resolution of the Class A Noteholders, the Class B Noteholders or the Class C Noteholders or in writing by the holders of at least one-quarter in aggregate Principal Amount Outstanding of the Class A Sixth Issuer Notes, the Class B Sixth Issuer Notes or the Class C Sixth Issuer Notes and (ii) it shall be indemnified to its satisfaction against all liabilities, actions, proceedings, claims and demands to which it may be or become liable and all costs, charges, damages and expenses which may be incurred by it in connection therewith, and the terms of such indemnity may include the provisions of a fighting fund, non-recourse loan or other similar arrangement PROVIDED THAT:

        (i) the Note Trustee shall not be obliged to act at the direction or request of the Class B Noteholders as aforesaid unless either the Note Trustee is of the opinion that to do so would not be materially prejudicial to the interests of the Class A Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class A Noteholders; and

        (ii) the Note Trustee shall not be obliged to act at the direction or request of the Class C Noteholders as aforesaid unless (a) either the Note Trustee is of the opinion that to do so would not be materially prejudicial to the interests of the Class A Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class A Noteholders and (b) either the Note Trustee is of the opinion that to do so would not be materially prejudicial to the interests of the Class B Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class B Noteholders;

(B) Only the Note Trustee may enforce the provisions of these presents, the Conditions or the Sixth Issuer Notes. No Noteholder shall be entitled to proceed directly against the Sixth Issuer or any other party to any of the Transaction Documents unless the Note Trustee having become bound as aforesaid to take proceedings fails to do so within a reasonable period and such failure is continuing provided that, no Class C Noteholder or no Class B Noteholder shall be entitled to take proceedings for the winding up or administration of the Sixth Issuer for so long as there are any Class A Sixth Issuer Notes outstanding and no Class C Noteholder shall be entitled to take proceedings for the winding up or administration of the Sixth Issuer for so long as there are any Class B Sixth Issuer Notes outstanding. Consistent with Section 316 of the Trust Indenture Act, each Noteholder shall have the right to institute proceedings for the enforcement of payment of principal and interest on the Sixth Issuer

        Notes held by it, on or after the maturity date of the relevant Sixth Issuer Notes set out on the face of such Sixth Issuer Notes.

11.     DISCHARGE OF PAYMENT

        Any payment to be made in respect of the Sixth Issuer Notes by the Sixth Issuer or the Note Trustee may be made in accordance with the Conditions and any payment so made shall be a good discharge to the Sixth Issuer or, as the case may be, the Note Trustee.

12.     PARTIAL PAYMENTS

        Upon presentation and surrender to the Registrar or (in the case of the Series 4 Class A2 Sixth Issuer Notes) the Swiss Principal Paying Agent of a Definitive Sixth Issuer Note that is redeemed in part, the Principal Paying Agent and the Swiss Principal Paying Agent shall respectively authenticate for the holder a new Definitive Sixth Issuer Note equal in principal amount to the principal amount of the unredeemed portion of the Definitive Sixth Issuer Note surrendered. Upon presentation of a Global Sixth Issuer Note that is redeemed in part, the Registrar or (in the case of the Series 4 Class A2 Sixth Issuer Notes) the Swiss Principal Paying Agent shall make a notation on Part I of the Schedule thereto to reduce the aggregate principal amount of such Global Sixth Issuer Note to an amount equal to the aggregate principal amount of the unredeemed portion of the Global Sixth Issuer Note presented.

13.     COVENANTS BY THE SIXTH ISSUER

        So long as any of the Sixth Issuer Notes remains outstanding (or, in the case of PARAGRAPHS (H), (I), (J), (N) and (O), so long as any of the Sixth Issuer Notes remains liable to prescription or, in the case of PARAGRAPH (Q), until the expiry of a period of 30 days after the "relevant date" (as defined in CONDITION 7) in respect of the payment of principal in respect of all such Sixth Issuer Notes remaining outstanding at such time) the Sixth Issuer covenants with the Note Trustee that it shall:

        (A) CONDUCT: at all times carry on and conduct its affairs in a proper and efficient manner;

        (B) INFORMATION: give or procure to be given to the Note Trustee such opinions, certificates, information and evidence as it shall require and in such form as it shall require, including without limitation the procurement by the Sixth Issuer of all such certificates called for by the Note Trustee pursuant to this Deed for the purpose of the discharge or exercise of the duties, trusts, powers, authorities and discretions vested in it under these presents or by operation of law;

        (C) ACCOUNTS FOR STOCK EXCHANGE: cause to be prepared and certified by the Auditors of the Sixth Issuer in respect of each Financial Period, accounts in such form as will comply with all relevant legal and accounting requirements and all requirements for the time being of any stock exchange on which the Sixth Issuer Notes are listed;

        (D) BOOKS AND RECORDS: at all times keep proper books of account and allow the Note Trustee and any person appointed by the Note Trustee free access to such books of account at all reasonable times during normal business hours;

        (E) NOTEHOLDER INFORMATION: send to the Note Trustee (in addition to any copies to which it may be entitled as a holder of any securities of the Sixth Issuer) two copies in English of every balance sheet, profit and loss account, report, circular and notice of general meeting and every other document issued or sent to its shareholders as a class together with any of the foregoing, and every document issued or sent to holders of securities other than its shareholders (including the Noteholders) as soon as practicable after the issue or publication thereof;

        (F) NOTICE OF NOTE EVENT OF DEFAULT: give notice in writing to the Note Trustee of the occurrence of any Note Event of Default or any matter it concludes is likely to give rise to a Note Event of Default immediately upon becoming aware thereof, including the status of any such default or matter and what action the Sixth Issuer is taking or proposes to take with respect thereto, and without waiting for the Note Trustee to take any action;

        (G) NOTICE OF DEFERRAL OF PAYMENTS: as soon as practicable after becoming aware that any part of a payment of interest on the Sixth Issuer Notes will be deferred or that a payment previously deferred will be made in accordance with CONDITION 4, give notice thereof to the Noteholders in accordance with CONDITION 14 and, for so long as the Sixth Issuer Notes (other than the Series 4 Class A2 Sixth Issuer Notes) are listed on the official list of the United Kingdom Listing Authority or admitted to trading on the London Stock Exchange, to the United Kingdom Listing Authority and the London Stock Exchange and, for so long as the Series 4 Class A2 Sixth Issuer Notes are listed on the Swiss Exchange, to the Swiss Exchange;

        (H) CERTIFICATES RELATING TO FINANCIAL INFORMATION: give to the Note Trustee (a) within 14 days after demand by the Note Trustee therefor and (b) (without the necessity for any such demand) promptly after the publication of its audited accounts in respect of each Financial Period commencing with the financial period first ending after the date hereof and in any event not later than 120 days after the end of each such financial period a certificate signed by two directors of the Sixth Issuer to the effect that as at a date not more than seven days before delivering such certificate (the "CERTIFICATION DATE") there did not exist and had not existed since the certification date of the previous certificate (or in the case of the first such certificate the date hereof) any Note Event of Default (or if such exists or existed specifying the same) and that during the period from and including the certification date of the last such certificate (or in the case of the first such certificate the date hereof) to and including the certification date of such certificate the Sixth Issuer has complied, to the best of their knowledge and belief, with all its obligations contained in these presents and each of the Transaction Documents to which it is a party or (if such is not the case) specifying the respects in which it has not so complied;

        (I) FURTHER ASSURANCES: at all times execute and do all such further documents, acts and things as may be necessary at any time or times in the opinion of the Note Trustee to give effect to these presents and the other Transaction Documents only in so far as permitted by law;

        (J) AGENT BANK, REFERENCE BANKS ETC.: at all times maintain an Agent Bank, four Reference Banks, a Paying Agent, a Swiss Principal Paying Agent, a Transfer Agent and a Registrar in accordance with the Conditions;

        (K) NOTIFICATION OF LATE UNCONDITIONAL PAYMENT: procure the Principal Paying Agentand the Swiss Principal Paying Agent, as applicable, (or any other relevant Paying Agent and any other relevant Swiss Paying Agent, as applicable) to notify the

                Note Trustee forthwith in the event that (i) the Principal Paying Agent or the Swiss Principal Paying Agent, as applicable (or other relevant Paying Agent or other relevant Swiss Paying Agent, as applicable) does not, on or before the due date for any payment in respect of any of the Sixth Issuer Notes, receive unconditionally pursuant to the Sixth Issuer Paying Agent and Agent Bank Agreement or the Sixth Issuer Swiss Paying Agent and Agent Bank Agreement, as applicable, payment of the full amount in the requisite currency of the monies payable on such due date on all such Sixth Issuer Notes, or (ii) there are insufficient funds in US dollars, euro,sterling or Swiss francs, as the case may be, available to the Principal Paying Agent and the Swiss Principal Paying Agent, as applicable, to discharge the amount of the monies payable on such due date;

        (L) NOTIFICATION OF UNCONDITIONAL PAYMENT: in the event of any unconditional payment to the Principal Paying Agent or the Swiss Principal Paying Agent, as applicable, (or any other relevant Paying Agent or any other relevant Swiss Paying Agent (as applicable)) or the Note Trustee of any sum due in respect of any of the Sixth Issuer Notes being made after the due date for payment thereof forthwith give or procure to be given notice to the relevant Noteholders in accordance with CONDITION 14 that such payment has been made;

        (M) LISTING: use reasonable endeavours to maintain the listing of the Sixth Issuer Notes (other than the Series 4 Class A2 Sixth Issuer Notes) on the official list of the United Kingdom Listing Authority and to maintain the admission to trading of the Sixth Issuer Notes on the London Stock Exchange and to maintain the admission to trading of the Series 4 Class A2 Sixth Issuer Notes on the Swiss Exchange or, if it is unable to do so having used reasonable endeavours, use reasonable endeavours to obtain and maintain a quotation, listing and admission to trading of the Sixth Issuer Notes (other than the Series 4 Class A2 Sixth Issuer Notes) on such other stock exchange or exchanges or securities market or markets as the Sixth Issuer may decide (with the prior written approval of the Note Trustee) and shall also upon obtaining a quotation, listing and admission to trading of such Sixth Issuer Notes on such other stock exchange or exchanges or securities market or markets enter into a trust deed supplemental to this Deed to effect such consequential amendments to this Deed as the Note Trustee may require or as shall be requisite to comply with the requirements of any such stock exchange or securities market;

        (N) CHANGE OF AGENT BANK, REFERENCE BANKS, ETC.: give notice to the Noteholders in accordance with CONDITION 14 of any appointment, resignation or removal of any Agent Bank, Reference Banks, Paying Agents, Swiss Paying Agents, Transfer Agent or Registrar (other than the appointment of the initial Agent Bank, Reference Banks, Paying Agents, Swiss Paying Agents, Transfer Agent and Registrar) after, except in the case of resignation, having obtained the prior written approval of the Note Trustee (not to be unreasonably withheld or delayed) thereto or any change of any Paying Agent's, Swiss Paying Agent's, Agent Bank's, Transfer Agent's or Registrar's specified office and (except as provided by the Sixth Issuer Paying Agent and Agent Bank Agreement, the Sixth Issuer Swiss Paying Agent and Agent Bank Agreement or the Conditions) at least 30 days prior to such event taking effect PROVIDED ALWAYS THAT so long as any of the Sixth Issuer Notes remains outstanding in the case of the termination of the appointment of the Agent Bank, Transfer Agent or the Registrar or so long as any of the Sixth Issuer Notes remains liable to prescription in the case of the termination of the appointment of the Principal Paying Agent and the

                Swiss Principal Paying Agent, as applicable, no such termination shall take effect until a new Agent Bank, Transfer Agent, Registrar, Principal Paying Agent or Swiss Principal Paying Agent (as the case may be) has been appointed on terms previously approved in writing by the Note Trustee;

        (O) PRE-APPROVAL OF NOTICES: obtain the prior written approval of the Note Trustee to, and promptly give to the Note Trustee and the Rating Agencies two copies of, the form of every notice given to the Noteholders in accordance with CONDITION 14 (such approval, unless so expressed, not to constitute approval for the purposes of Section 21 of the Financial Services and Markets Act 2000 of the content of an invitation or inducement to engage in investment activities within the meaning of Section 21 of the Financial Services and Markets Act 2000));

        (P) AVAILABILITY OF MEETING MATERIALS: from time to time as required or contemplated by this Deed or as reasonably requested by the Note Trustee, make available through the Paying Agents and the Swiss Paying Agents, as applicable, or otherwise such documents as may be required by the Noteholders in connection with meetings of Noteholders;

        (Q) COMPLIANCE WITH SIXTH ISSUER PAYING AGENT AND AGENT BANK AGREEMENT, SIXTH ISSUER SWISS PAYING AGENT AND AGENT BANK AGREEMENT AND OTHER TRANSACTION DOCUMENTS: use its best endeavours to procure that the Agent Bank, the Paying Agents, the Swiss Paying Agents, the Transfer Agent and the Registrar comply with and perform all their respective obligations under the Sixth Issuer Paying Agent and Agent Bank Agreement, the Sixth Issuer Swiss Paying Agent and Agent Bank Agreement and the other Transaction Documents and (in the case of the Paying Agents, the Swiss Paying Agents, the Transfer Agent and the Registrar) any notice given by the Note Trustee pursuant to CLAUSE 2(C)(I) and not make any amendment or modification to either of such agreement or other Transaction Documents or agree to waive or authorise any breach thereof without the prior written approval of the Note Trustee;

        (R) EXERCISE OF REDEMPTION RIGHTS: in the event that Funding elects to prepay any Term Advance in whole or in part under CLAUSE 8 of the Intercompany Loan Terms and Conditions, the Sixth Issuer shall exercise its right to redeem the corresponding class or classes of Sixth Issuer Notes in the same respective aggregate principal amounts as such Term Advance on the same Interest Payment Date under CONDITION 5(B);

        (S) REDEMPTION REQUIREMENTS: not give notice of its election to redeem all or any part of a class or classes of Sixth Issuer Notes pursuant to CONDITION 5(D) or (E) unless it shall first have:

                (i) given written notice to the Note Trustee of its intention so to do in accordance with the Sixth Issuer Paying Agent and Agent Bank Agreement and the Sixth Issuer Swiss Paying Agent and Agent Bank Agreement, as applicable;

                (ii) delivered to the Note Trustee a certificate signed by two directors of the Sixth Issuer certifying that the Sixth Issuer will have the necessary funds on the Interest Payment Date on which redemption is to occur (the "REDEMPTION DATE") to discharge all amounts required under the Sixth Issuer Deed of

                        Charge to be paid in priority to such class or classes of Sixth Issuer Notes on the redemption date, and to redeem such class or classes of Sixth Issuer Notes in whole or, as the case may be, in part; and that all such funds will on such redemption date be subject to the security constituted by the Sixth Issuer Deed of Charge and not subject to the interest of any other person; and

                (iii) provided evidence acceptable to the Note Trustee of the matters certified by it in paragraph (ii) above,

                but the provisions of this subclause are subject to and without prejudice to the provisions of CLAUSE 13(O);

        (T) UNITED STATES REPORTING REQUIREMENTS: file with the Note Trustee copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Sixth Issuer is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act within 15 days after it files them with the SEC and comply with the other provisions of section 314(a) of the Trust Indenture Act;

        (U) INTEREST IN SIXTH ISSUER CHARGED PROPERTY: ensure that, save as permitted in these presents, the Sixth Issuer Deed of Charge, the Conditions and the other Transaction Documents, no person other than the Sixth Issuer and the Security Trustee shall have any equitable or beneficial interest in the Sixth Issuer Charged Property;

        (V) MAINTENANCE OF SIXTH ISSUER CASH MANAGER: ensure that there is at all times a cash manager appointed in accordance with the provisions of the Sixth Issuer Cash Management Agreement;

        (W) MAINTENANCE OF SIXTH ISSUER LIQUIDITY FACILITY: maintain, for so long as any of the Sixth Issuer Notes remains outstanding, a liquidity facility on substantially similar terms to the Sixth Issuer Liquidity Facility Agreement;

        (X) TAX DEDUCTION: take reasonable steps to ensure that it does not engage in any course of conduct that would lead to a deduction, for United Kingdom corporation tax purposes, in respect of accrued interest or discount on the Sixth Issuer Notes by the Sixth Issuer being denied, postponed or restricted (whether such denial, postponement or restriction results from the application of paragraph 2 or 13 of Schedule 9 of the Finance Act 1996 or otherwise);

        (Y) UNITED KINGDOM AND UNITED STATES TAX STATUS: ensure that it is at all times solely resident in the United Kingdom for United Kingdom tax purposes and has no branch, business establishment or other fixed establishment outside the United Kingdom; and furthermore, ensure that it will not engage in any activities in the United States (directly or through agents), will not derive any income from United States sources as determined under United States income tax principles, and will not hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United States as determined under United States income tax principles;

        (Z) PRE-ENFORCEMENT PAYMENTS: ensure that amounts standing to the credit of the Sixth Issuer Transaction Accounts and the Sixth Issuer Liquidity Facility Stand-by Account will be applied by the Sixth Issuer in or towards satisfaction of such of the obligations set out in the Sixth Issuer Cash Management Agreement as may be, at any given time, then due and payable (in each case only if and to the extent that payments or provisions of a higher order of priority which are also due and payable or are likely to fall due at that time or prior to the next succeeding Interest Payment Date have been made or provided for in full);

        (AA) AVAILABILITY OF INFORMATION: make available for inspection by Noteholders at the specified office of the Registrar or (in the case of the Series 4 Class A2 Sixth Issuer Notes) at the specified office of the Swiss Principal Paying Agent during normal business hours on any Business Day copies of each balance sheet and profit and loss account sent to the Note Trustee pursuant to CLAUSE 13(E), this Deed, the Sixth Issuer Paying Agent and Agent Bank Agreement, the Sixth Issuer Swiss Paying Agent and Agent Bank Agreement and the other Transaction Documents and provide the Registrar or (in the case of the Series 4 Class A2 Sixth Issuer Notes) the Swiss Principal Paying Agent with the information specified in CONDITION 4(C);

        (BB) RATINGS: furnish, or procure that there is furnished, from time to time, any and all documents, instruments, information and undertakings that may be reasonably necessary in order to maintain the current ratings of the Sixth Issuer Notes by the Rating Agencies (save that when any such document, instrument, information and/or undertaking is not within the possession or control of the Sixth Issuer, the Sixth Issuer agrees only to use its best efforts to furnish, or procure that there is furnished, from time to time any such documents, instruments, information and undertakings as may be reasonably necessary in order to maintain the current ratings of the Sixth Issuer Notes by the Rating Agencies);

        (CC) CALCULATIONS: do, or procure that there are done on its behalf, all calculations required pursuant to the Conditions;

        (DD) DTC, EUROCLEAR AND CLEARSTREAM, LUXEMBOURG AND SIS: use its reasonable endeavours to procure that DTC, Euroclear and/or Clearstream, Luxembourg and SIS (as the case may be) issue(s) any certificate or other document requested by the Note Trustee acting reasonably pursuant to these presents as soon as practicable after such request;

        (EE) INFORMATION REGARDING NOTEHOLDERS: furnish or cause to be furnished to the Note Trustee on 30th June and 31st December of each year, commencing [31st December, 2002] and at such other times as the Note Trustee may request in writing, all information in the possession or control of the Sixth Issuer, or of the Registrar as to the names and addresses of the Noteholders (other than the Series 4 Class A2 Noteholders), and requiring the Note Trustee to preserve, in as current a form as is reasonably practicable, all such information so furnished to it;

        (FF) OFFICERS' CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN: upon any application, demand or request by the Sixth Issuer to the Note Trustee to take any action under any of the provisions of this Deed (other than the issuance of Sixth Issuer Notes) and upon request of the Note Trustee, furnish to the Note Trustee an officers' certificate and opinion of counsel complying with the provisions of Section 314 of the Trust Indenture Act (an "OFFICERS' CERTIFICATE" and "OPINION OF COUNSEL", respectively);

        (GG) PROTECTION OF SECURITY: promptly after the execution and delivery of this Deed and each supplement hereto, furnish to the Note Trustee an Opinion of Counsel stating that in the opinion of such counsel, appropriate steps have been taken to protect the security interests of the Note Trustee in the secured property under the Sixth Issuer Deed of Charge and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary; and the Sixth Issuer shall furnish to the Note Trustee, not more than three (3) months after the anniversary of each calendar year, commencing with calendar year [2002], an Opinion of Counsel stating either that, in the opinion of such counsel, (i) such action has been taken as is necessary for the proper protection of the security interests of the Note Trustee in the secured property under the Sixth Issuer Deed of Charge and reciting the details of such action or (ii) no such action is necessary for any of such purposes;

        (HH) AUTHORISED SIGNATORIES: upon the execution of this Deed and thereafter forthwith upon any change of the same, deliver to the Note Trustee (with a copy to the Principal Paying Agent, the Swiss Principal Paying Agent and the Registrar) a list of the Authorised Signatories of the Sixth Issuer, together with certified specimen signatures of the same;

        (II) NEW NOTES: procure that notice of any New Notes to be issued by any New Issuer is given to the Noteholders in accordance with Condition 14; and

        (JJ) SWISS PRINCIPAL PAYING AGENT: at any time whilst the Series 4 Class A2 Sixth Issuer Notes are outstanding, at all times maintain a Swiss Principal Paying Agent having a specified office in Switzerland and will at no time maintain a Swiss Principal Paying Agent having a specified office outside Switzerland unless permitted by applicable law.

14.     REMUNERATION AND INDEMNIFICATION OF NOTE TRUSTEE

(A) The Sixth Issuer shall pay to the Note Trustee remuneration for its services as trustee as from the date of this Sixth Issuer Trust Deed, such remuneration to be at such rate and to be paid on such dates as may from time to time be agreed between the Sixth Issuer and the Note Trustee. The rate of remuneration in force from time to time may upon the final redemption of the whole of the Sixth Issuer Notes of any series be reduced by such amount as shall be agreed between the Sixth Issuer and the Note Trustee, such reduced remuneration to be calculated from such date as shall be agreed as aforesaid. Such remuneration shall accrue from day to day and be payable (in priority to payments to the Noteholders) up to and including the date when, all the Sixth Issuer Notes having become due for redemption, the redemption monies and interest thereon to the date of redemption have been paid to the Principal Paying Agent, the Swiss Principal Paying Agent and, where applicable, the Registrar or, as the case may be, the Note Trustee PROVIDED THAT if upon due presentation of any Sixth Issuer Note or any cheque payment of the monies due in respect thereof is improperly withheld or refused, remuneration will commence again to accrue until payment to Noteholders is made.

(B) In the event of the occurrence of a Note Event of Default or the Note Trustee considering it necessary or being requested by the Sixth Issuer to undertake duties which the Note Trustee and the Sixth Issuer agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee under this Deed the Sixth Issuer shall pay to the Note Trustee such additional remuneration as shall be agreed between them.

(C) The Sixth Issuer shall pay to the Note Trustee in addition an amount equal to the amount of any value added tax or similar tax chargeable in respect of its remuneration under this Deed against production of a valid tax invoice.

(D)     In the event of the Note Trustee and the Sixth Issuer failing to agree:

        (i) (in a case to which subclause (A) above applies) upon the amount of the remuneration; or

        (ii) (in a case to which subclause (B) above applies) upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee under this Deed, or upon such additional remuneration, such matters shall be determined by a merchant or investment bank (acting as an expert and not as an arbitrator) selected by the Note Trustee and approved by the Sixth Issuer or, failing such approval, nominated (on the application of the Note Trustee) by the President for the time being of The Law Society of England and Wales (the expenses involved in such nomination and the fees of such merchant or investment bank being payable by the Sixth Issuer) and the determination of any such merchant or investment bank shall be final and binding upon the Note Trustee and the Sixth Issuer.

(E) In addition to remuneration hereunder, the Sixth Issuer shall on written request pay (on an indemnity basis) all other costs, charges and expenses which the Note Trustee may properly incur in relation to the negotiation, preparation and execution of, the exercise of its powers and the performance of its duties under, and in any other manner in relation to, this Deed and any other Transaction Document to which the Note Trustee is a party, including but not limited to reasonable travelling and legal expenses properly incurred and any stamp, issue, registration, documentary and other similar taxes or duties paid or payable by the Note Trustee in connection with any action taken or contemplated by or on behalf of the Note Trustee for enforcing, or for any other purpose in relation to, this Deed or any of the other Transaction Documents.

(F) All amounts payable pursuant to subclause (E) above and/or CLAUSE 15(L) shall be payable by the Sixth Issuer on the date specified in a demand by the Note Trustee and in the case of payments actually made by the Note Trustee prior to such demand shall (if not paid within three days after such demand and the Note Trustee so requires) carry interest at the rate of three per cent. per annum above the mean base rate from time to time of the Reference Banks from the date specified in such demand, and in all other cases shall (if not paid on the date specified in such demand or, if later, within three days after such demand and, in either case, the Note Trustee so requires) carry interest at such rate from the date specified in such demand. All remuneration payable to the Note Trustee shall carry interest at such rate from the due date therefor.

(G) Unless otherwise specifically stated in any discharge of this Deed the provisions of this Clause and CLAUSE 15(L) shall continue in full force and effect notwithstanding such discharge.

(H) The Note Trustee shall be entitled in its absolute discretion to determine in respect of which series of Sixth Issuer Notes any liabilities incurred under this Deed have been incurred.

15.     SUPPLEMENT TO TRUSTEE ACT 1925

        The Note Trustee shall have all the powers conferred upon trustees by the Trustee Act 1925 of England and Wales and by way of supplement thereto it is expressly declared as follows (which provisions, except as expressly provided in this Clause 15, shall be in lieu of the provisions contained in section 315(a) of the Trust Indenture Act):

        (A) EXPERT ADVICE OR OPINION: the Note Trustee may in relation to these presents or the other Transaction Documents act on the advice or opinion of or any information obtained from any lawyer, valuer, accountant, surveyor, banker, broker, auctioneer or other expert whether obtained by the Sixth Issuer, the Note Trustee, the Principal Paying Agent, the Swiss Principal Paying Agent, the Registrar or otherwise and shall not be responsible for any liability occasioned by so acting in good faith; any such advice, opinion or information may be sent or obtained by letter, telex, telegram, facsimile transmission or cable and the Note Trustee shall not be liable for acting on any advice, opinion or information purporting to be conveyed by any such letter, telex, telegram, facsimile transmission or cable although the same shall contain some error or shall not be authentic;

        (B) CERTIFICATE AS SUFFICIENT EVIDENCE: the Note Trustee may call for and shall be at liberty to accept as sufficient evidence of any fact or matter or the expediency of any transaction or thing a certificate signed by any two directors of the Sixth Issuer and the Note Trustee shall not be bound in any such case to call for further evidence or be responsible for any liability that may be occasioned by it or any other person acting on such certificate;

        (C) CUSTODY OF DOCUMENTS: the Note Trustee shall be at liberty to hold these presents and any other documents relating thereto or any other Transaction Documents or to deposit them in any part of the world with any banker or banking company or company whose business includes undertaking the safe custody of documents or lawyer or firm of lawyers considered by the Note Trustee to be of good repute and the Note Trustee shall not be responsible for or required to insure against any liability incurred in connection with any such holding or deposit and may pay all sums required to be paid on account of or in respect of any such deposit;

        (D) APPLICATION OF PROCEEDS: the Note Trustee shall not be responsible for the receipt or application of the proceeds of the issue of any of the Sixth Issuer Notes by the Sixth Issuer, the exchange of any Global Sixth Issuer Note for another Global Sixth Issuer Note or Definitive Sixth Issuer Notes or the exchange of any Definitive Sixth Issuer Note for another Definitive Sixth Issuer Note or the delivery of any Global Sixth Issuer Note or Definitive Sixth Issuer Notes to the person(s) entitled to it or them;

        (E) ASSUMPTION OF NO DEFAULT: except to the extent required pursuant to section 315(b) of the Trust Indenture Act, the Note Trustee shall not be bound to give notice to any person of the execution of any documents comprised or referred to in these presents or to take any steps to ascertain whether any Note Event of Default has happened and, until it shall have actual knowledge or express notice pursuant to these presents to the contrary, the Note Trustee shall be entitled to assume that no Note Event of Default has happened and that the Sixth Issuer is observing and performing all its obligations under these presents;

        (F) ABSOLUTE DISCRETION: save as expressly otherwise provided in this Deed, the Note Trustee shall have absolute and uncontrolled discretion as to the exercise or non-exercise of its trusts, powers, authorities and discretions under these presents (the exercise or non-exercise of which as between the Note Trustee and the Noteholders shall be conclusive and binding on the Noteholders) and provided it shall not have acted fraudulently or negligently or in breach of the terms of this Deed, shall not be responsible for any liability which may result from their exercise or non-exercise;

        (G) RELIANCE ON EXTRAORDINARY RESOLUTION: the Note Trustee shall not be liable to any person by reason of having acted upon any Extraordinary Resolution in writing or any Extraordinary Resolution or other resolution purporting to have been passed at any meeting of the Noteholders of all or any class or classes in respect whereof minutes have been made and signed even though subsequent to its acting it may be found that there was some defect in the constitution of the meeting or the passing of the resolution or (in the case of an Extraordinary Resolution in writing) that not all Noteholders had signed the Extraordinary Resolution or that for any reason the resolution was not valid or binding upon such Noteholders;

        (H) RELIANCE ON NOTICE OF PREPAYMENT: without prejudice to the right of the Note Trustee to require and/or accept any other evidence, the Note Trustee may accept as conclusive evidence of the matters certified therein a certificate signed by two directors of the Sixth Issuer under CLAUSE 13(S)(ii). The Note Trustee shall have no responsibility to the Noteholders or any other person for guaranteeing or ensuring that the Sixth Issuer's liabilities in respect of the Sixth Issuer Notes and any other amounts are in fact discharged on the due date and shall have no liability to the Noteholders or any other person for any failure by the Sixth Issuer to discharge or pay such liabilities and other amounts;

        (I) SIXTH ISSUER CHARGED PROPERTY: the Note Trustee may accept without enquiry, requisition or objection such title as the Sixth Issuer may have to the Sixth Issuer Charged Property or any part thereof from time to time and shall not be bound to investigate or make any enquiry into the title of the Sixth Issuer to the Sixth Issuer Charged Property or any part thereof from time to time whether or not any default or failure is or was known to the Note Trustee or might be, or might have been, discovered upon examination, inquiry or investigation and whether or not capable of remedy. Notwithstanding the generality of the foregoing, each Noteholder shall be solely responsible for making its own independent appraisal of and investigation into the financial condition, creditworthiness, condition, affairs, status and nature of the Sixth Issuer, and the Note Trustee shall not at any time have any responsibility for the same and each Noteholder shall not rely on the Note Trustee in respect thereof;

        (J) RELIANCE ON CERTIFICATES: except in the event of wilful default or manifest error, the Note Trustee shall be entitled to rely on a certificate of the Agent Bank, any Paying Agent, any Swiss Paying Agent or any Reference Bank in respect of every matter and circumstance for which a certificate of the Agent Bank, any Paying Agent, any Swiss Paying Agent or any Reference Bank is expressly provided for under these presents, the Conditions or any other Transaction Document and to call for and rely upon a certificate of the Agent Bank, any Paying Agent, any Swiss Paying Agent or any Reference Bank or any other person as to any other fact or matter prima facie within the knowledge of the Agent Bank, any Paying Agent, any Swiss Paying Agent or any Reference Bank or such other person, as sufficient evidence thereof and the Note

                Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss, liability, costs, damages, expenses or inconvenience that may be occasioned by its failing so to do or the exercise or non-exercise by the Note Trustee of any of its powers, duties and discretions hereunder;

        (K) SIXTH ISSUER NOTES NOT AUTHENTIC: the Note Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any Sixth Issuer Note purporting to be such and subsequently found to be forged or not authentic;

        (L) INDEMNITY: without prejudice to the right of indemnity by law given to trustees, the Sixth Issuer shall indemnify the Note Trustee (except where the Note Trustee is indemnified by the Noteholders) and keep it or him indemnified against all liabilities to which it or he may be or become subject or which may be incurred by it or him in the proper execution or purported proper execution of any of its or his trusts, powers, authorities and discretions under these presents or any other Transaction Document or its or his functions under any such appointment or in respect of any other matter or thing done or omitted in any way relating to these presents or any other Transaction Document or any such appointment save to the extent that the same arises as a result of wilful default, wilful misconduct, fraud or breach of trust on the part of the Note Trustee. The Note Trustee shall keep the Sixth Issuer informed of the progress of any claims against the Note Trustee;

        (M) CONSENT OR APPROVAL: any consent or approval given by the Note Trustee for the purposes of these presents or the Sixth Issuer Notes may be given on such terms and subject to such conditions (if any) as the Note Trustee thinks fit (acting reasonably) and notwithstanding anything to the contrary in these presents or the Sixth Issuer Notes may be given retrospectively;

        (N) NO DISCLOSURE OBLIGATION: unless and to the extent ordered so to do by a court of competent jurisdiction, the Note Trustee shall not be required to disclose to any Noteholder any information (including, without limitation, information of a confidential, financial or price sensitive nature) made available to the Note Trustee by the Sixth Issuer or any other person in connection with these presents or any other Transaction Document and no Noteholder shall be entitled to take any action to obtain from the Note Trustee any such information;

        (O) CURRENCY CONVERSION: where it is necessary or desirable for any purpose in connection with these presents to convert any sum from one currency to another it shall be converted (unless otherwise provided by these presents or required by law) at such rate or rates, in accordance with such method and as at such date for the determination of such rate of exchange, as may be agreed by the Note Trustee in consultation with the Sixth Issuer and any rate, method and date so agreed shall be binding on the Sixth Issuer and the Noteholders;

        (P) CERTIFICATE IN RESPECT OF MATERIAL PREJUDICE: the Note Trustee may certify whether or not any of the conditions, events and acts set out in CONDITION 9 (each of which conditions, events and acts shall, unless in any case the Note Trustee in its absolute discretion shall otherwise determine, for all the purposes of these presents be deemed to include the circumstances resulting therein and the consequences resulting therefrom) is in its opinion materially prejudicial to the interests of the Noteholders of the relevant class or classes and any such certificate shall be conclusive and binding upon the Sixth Issuer and the Noteholders;

        (Q) DETERMINATION BY NOTE TRUSTEE: the Note Trustee as between itself and the Noteholders may determine all questions and doubts arising in relation to any of the provisions of this Deed. Every such determination, whether or not relating in whole or in part to the acts or proceedings of the Note Trustee, shall be conclusive and shall bind the Note Trustee and the Noteholders;

        (R) INTERESTS OF NOTEHOLDERS: in connection with the exercise by the Note Trustee of any of its trusts, duties, rights, powers, authorities and discretions under these presents and the other Transaction Documents:

                (i) where it is required to have regard to the interests of the Noteholders of any class, it shall have regard to the interests of such Noteholders as a class and, in particular but without prejudice to the generality of the foregoing, shall not have regard to, or be in any way liable for, the consequences of any exercise thereof for individual Noteholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory, and the Note Trustee shall not be entitled to require, nor shall any Noteholder be entitled to claim, from the Sixth Issuer or any other person, any indemnification or payment in respect of any tax consequence of any such exercise upon individual Noteholders;

                (ii) except where expressly provided otherwise, it shall have regard to the interests of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders equally PROVIDED THAT (a) if in the opinion of the Note Trustee there is a conflict between the interests of the Class A Noteholders, on the one hand and the interests of the Class B Noteholders and/or the Class C Noteholders on the other hand, the Note Trustee shall have regard only to the interests of the Class A Noteholders and subject to (b), if in the opinion of the Note Trustee there is a conflict between the interests of the Class B Noteholders on the one hand and the interests of the Class C Noteholders on the other hand, the Note Trustee shall have regard only to the interests of the Class B Noteholders; but so that this proviso shall not apply in the case of powers, authorities or discretions in relation to which it is expressly stated that they may be exercised by the Note Trustee only if in its opinion the interests of all the Noteholders would not be materially prejudiced thereby; and

                (iii) it shall not have regard to, or be in any way liable for, the consequences of any exercise thereof for any other Sixth Issuer Secured Creditor or any other person,

                the Note Trustee shall be entitled to assume, for the purposes of exercising any power, right, trust, authority, duty or discretion under or in relation to the Sixth Issuer Notes, these presents or any of the other Transaction Documents, that such exercise will not be materially prejudicial to the interests of the Class A Noteholders if each of the Rating Agencies has confirmed that the then current rating by it of the Class A Sixth Issuer Notes would not be adversely affected by such exercise, that such exercise will not be materially prejudicial to the interests of the Class B Noteholders if each of the Rating Agencies has confirmed that the then current rating by it of the Class B Sixth Issuer Notes would not be adversely affected by such exercise, that such exercise will not be materially prejudicial to the interests of the Class C Noteholders if each of the Rating Agencies has confirmed that the then current rating by it of the Class C Sixth Issuer Notes will not be adversely affected by such exercise;

        (S) CERTIFICATE OF PRINCIPAL AMOUNT OUTSTANDING: the Note Trustee may call for any certificate or other document to be issued by DTC, Euroclear, Clearstream, Luxembourg or SIS (through the Swiss Principal Paying Agent) as to the Principal Amount Outstanding of Sixth Issuer Notes represented by a Global Sixth Issuer Note standing to the account of any person. Any such certificate or other document shall be conclusive and binding for all purposes. The Note Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any certificate or other document to such effect purporting to be issued by DTC, Euroclear, Clearstream, Luxembourg or SIS (through the Swiss Principal Paying Agent) and subsequently found to be forged or not authentic;

        (T) PROFESSIONAL CHARGES: any trustee of these presents being a lawyer, accountant, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of these presents and also his reasonable charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with these presents;

        (U) POWER OF ATTORNEY: the Note Trustee may whenever it thinks fit (acting reasonably) delegate by power of attorney or otherwise to any person or persons or fluctuating body of persons (whether being a joint trustee of these presents or not) all or any of its trusts, powers, authorities and discretions under these presents. Such delegation may be made upon such terms (including power to sub-delegate) and subject to such conditions and regulations as the Note Trustee may in the interests of the Noteholders think fit. The Note Trustee shall not be under any obligation to supervise the proceedings or acts of any such delegate or sub-delegate or be in any way responsible for any liability incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate (except where such delegate or sub-delegate is an affiliate, associate or otherwise connected with the Note Trustee). The Note Trustee shall within a reasonable time after any such delegation or any renewal, extension or termination thereof give notice thereof to the Sixth Issuer;

        (V) DELEGATION: the Note Trustee may in the conduct of the trusts of these presents instead of acting personally employ and pay an agent (whether being a lawyer or other professional person) to transact or conduct, or concur in transacting or conducting, any business and to do, or concur in doing, all acts required to be done in connection with these presents). The Note Trustee shall not be in any way responsible for any liability incurred by reason of any misconduct or default on the part of any such agent or be bound to supervise the proceedings or acts of any such agent;

        (W) RATINGS: the Note Trustee shall have no responsibility for the maintenance of any rating of any of the Sixth Issuer Notes by the Rating Agencies or any other person;

        (X) SIXTH ISSUER LIQUIDITY PROVIDERS AND OTHER PARTIES: nothing contained in these presents shall impose any obligation on the Note Trustee to make any advance to Funding or the Sixth Issuer or to borrow any monies under the Sixth Issuer Liquidity

                Facility Agreement or otherwise or to supervise the performance by the Sixth Issuer Liquidity Facility Provider, any Reference Bank or any other person of its obligations pursuant to any of the Transaction Documents and the Note Trustee shall be entitled to assume, in the absence of express notice pursuant to this Deed to the contrary, that such person is properly performing such obligations;

        (Y) NO REQUIREMENT TO PERFORM ILLEGAL ACTS, ETC.: no provision of these presents shall require the Note Trustee to do anything which may be illegal or contrary to applicable law or regulation or expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers or otherwise in connection with these presents, any other Transaction Document or the Sixth Issuer Notes (including, without limitation, forming any opinion or employing any legal, financial or other adviser), if it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

        (Z) REPORTS BY NOTE TRUSTEE TO NOTEHOLDERS: if required by Trust Indenture Act Section 313(a), within 60 days after 31st December of any year, commencing [31st December 2002] following the date of this Deed, the Note Trustee shall deliver to each Noteholder a brief report dated as of such 31st December that complies with Trust Indenture Act Section 313(a). The Note Trustee also shall comply with Trust Indenture Act Section 313(b), (c) and (d). Reports delivered pursuant to this CLAUSE 15 (Z) shall be sent as provided in CLAUSE 24;

        (AA) PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE SIXTH ISSUER: the Note Trustee shall comply with Trust Indenture Act Section 311(a), excluding any creditor relationship listed in Trust Indenture Act Section 311(b). A Note Trustee who has resigned or been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated therein. The provisions of Trust Indenture Act Section 311 shall apply to the Sixth Issuer as the obligor of the Sixth Issuer Notes;

        (BB) RESPONSIBILITY FOR REPORTS ETC: the Note Trustee has no responsibility to verify or monitor the contents of, or (if applicable) to check any calculations contained in, any reports, information, documents, Officers' Certificate and Opinions of Counsel delivered to the Note Trustee in accordance with CLAUSE 13 (T), (EE) or (FF) or CLAUSE 27, and is under no obligation to inform Noteholders of the contents of any such reports, information, documents, Officers' Certificate and Opinions of Counsel, other than allowing Noteholders upon reasonable notice, to inspect such reports, information, documents, Officers' Certificate and Opinions of Counsel;

        (CC) AUDITORS REPORTS AND CERTIFICATES: any certificate or report of the Auditors called for by or provided to the Trustee in accordance with or for the purposes of these presents may be relied on upon by the Trustee as sufficient evidence of the facts stated therein notwithstanding that such certificate or report and/or any engagement letter or other document entered into by the Trustee in connection therewith contains a monetary or other limit on the liability of the Auditors in respect thereof; and

        (DD) LIMITATION OF LIABILITY: subject to CLAUSE 16 and save as required for the purposes of the Trust Indenture Act, the Note Trustee shall not be responsible for the genuineness, validity, effectiveness or suitability of any of the Transaction Documents or any other documents entered into in connection therewith or any other document or any obligation or rights created or purported to be created thereby or pursuant thereto or any security or the priority thereof constituted or purported to be constituted thereby or pursuant thereto, nor shall it be responsible or liable to any person because of any invalidity of any provision of such documents or the unenforceability thereof, whether arising from statute, law or decisions of any court and (without prejudice to the generality of the foregoing) the Note Trustee shall not have any responsibility for or have any duty to make any investigation in respect of or in any way be liable whatsoever for:

                (i) the nature, status, creditworthiness or solvency of the Sixth Issuer or Funding or any other person or entity who has at any time provided any security or support whether by way of guarantee, charge or otherwise in respect of any advance made to the Sixth Issuer;

                (ii) the execution, delivery, legality, validity, adequacy, admissibility in evidence or enforceability of any Transaction Document or any other document entered into in connection therewith;

                (iii) the title, ownership, value, sufficiency or existence of any Sixth Issuer Charged Property or the security relating thereto;

                (iv) the registration, filing, protection or perfection of any security relating to the Sixth Issuer Charged Property or the priority of the security thereby created whether in respect of any initial advance or any subsequent advance or any other sums or liabilities;

                (v) the scope or accuracy of any representations, warranties or statements made by or on behalf of the Sixth Issuer or Funding or any other person or entity who has at any time provided the same in any Transaction Document or in any document entered into in connection therewith;

                (vi) the performance or observance by the Sixth Issuer or Funding or any other person of any provisions of any Transaction Document or any document entered into in connection therewith or the fulfilment or satisfaction of any conditions contained therein or relating thereto or as to the existence or occurrence at any time of any default, event of default or similar event howsoever described contained therein or any waiver or consent which has at any time been granted in relation to any of the foregoing;

                (vii) the existence, accuracy or sufficiency of any legal or other opinions, searches, reports, certificates, valuations or investigations delivered or obtained or required to be delivered or obtained at any time in connection with any Sixth Issuer Charged Property or Transaction Document;

                (viii) the title of the Sixth Issuer to any Sixth Issuer Charged Property;

                (ix) the suitability, adequacy or sufficiency of any applicable criteria for any advances under the Sixth Issuer Intercompany Loan Agreement or the legality or recoverability or enforceability thereof or the priority of the security in relation thereto;

                (x) the failure by the Sixth Issuer to obtain or comply with any licence, consent or other authority in connection with the Sixth Issuer Charged Property or the Transaction Documents or the making of any advances in connection therewith or the failure to effect or procure registration of or to give notice to any person in relation to or otherwise protect the security created or purported to be created by or pursuant to any of the Sixth Issuer Charged Property or the Transaction Documents or other documents entered into in connection therewith;

                (xi) the failure to call for delivery of documents of title to or require any transfers, legal mortgages, standard securities, charges or other further assurances in relation to any of the assets that are the subject matter of any of the Transaction Documents or any other document;

                (xii) any assets comprised in the security created by the Sixth Issuer Deed of Charge, or any deeds or documents of title thereto, being uninsured or inadequately insured or being held by or to the order of other parties to the Transaction Documents, clearing organisations or their operators or by intermediaries such as banks, brokers, depositories, warehousemen or other similar persons whether or not on behalf of the Note Trustee;

                (xiii) any accounts, books, records or files maintained by the Sixth Issuer or any other person in respect of any of the Sixth Issuer Charged Property or Transaction Documents; or

                (xiv) any other matter or thing relating to or in any way connected with any Sixth Issuer Charged Property or Transaction Document or any document entered into in connection therewith whether or not similar to the foregoing.

16.     NOTE TRUSTEE'S LIABILITY

        None of the provisions of these presents shall, in any case in which the Note Trustee has failed to show the degree of care and diligence required of it as trustee of these presents, having regard to the provisions of these presents and any of the other Transaction Documents to which the Note Trustee is a party conferring on the Note Trustee any powers, authorities or discretions, relieve or indemnify the Note Trustee against any liabilities which by virtue of any rule of law would otherwise attach to it in respect of any wilful default, wilful misconduct, breach of duty, negligence or breach of trust of which it may be guilty in relation to its duties under these presents.

17.     NOTE TRUSTEE CONTRACTING WITH THE SIXTH ISSUER

        Neither the Note Trustee nor any director or officer or holding company or associated company of a corporation acting as a trustee under these presents shall by reason of its or his fiduciary position be in any way precluded from:

        (i) entering into or being interested in any contract or financial or other transaction or arrangement with the Sixth Issuer or any other party to the Transaction Documents or any person or body corporate associated with the Sixth Issuer or any other party to the Transaction Documents (including without limitation any contract, transaction or arrangement of a banking or insurance nature or any contract, transaction or arrangement in relation to the making of loans or the provision of financial facilities or financial advice to, or the purchase, placing or underwriting of or the subscribing or procuring subscriptions for or otherwise acquiring, holding or dealing with, or acting as paying agent in respect of, the Sixth Issuer Notes or any other notes, bonds, stocks, shares, debenture stock, debentures or other securities of, the Sixth Issuer or any other party to the Transaction Documents or any person or body corporate associated as aforesaid); or

        (ii) accepting or holding the trusteeship of any other trust deed constituting or securing any other notes issued by or relating to the Sixth Issuer or any other party to the Transaction Documents or any such person or body corporate so associated or any other office of profit under the Sixth Issuer or any other party to the Transaction Documents or any such person or body corporate so associated, and shall be entitled to exercise and enforce its rights, comply with its obligations and perform its duties under or in relation to any such contract, transaction or arrangement as is referred to in (i) above or, as the case may be, any such trusteeship or office of profit as is referred to in (ii) above without regard to the interests of the Noteholders and notwithstanding that the same may be contrary or prejudicial to the interests of the Noteholders and shall not be responsible for any liability occasioned to the Noteholders thereby and shall be entitled to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other amount or benefit received thereby or in connection therewith.

        Where any holding company, subsidiary or associated company of the Note Trustee or any director or officer of the Note Trustee acting other than in such capacity as director or officer has any information, the Note Trustee shall not thereby be deemed also to have knowledge of such information and, unless it shall have express notice pursuant to this Deed of such information, shall not be responsible for any loss suffered by Noteholders resulting from the Note Trustee's failing to take such information into account in acting or refraining from acting under or in relation to these presents.

18.     WAIVER, AUTHORISATION AND DETERMINATION

(A) The Note Trustee may, without the consent or sanction of the Noteholders and without prejudice to its rights in respect of any subsequent breach, from time to time and at any time but only if and in so far as in its opinion the interests of the Noteholders shall not be materially prejudiced thereby waive or authorise any breach or proposed breach by the Sixth Issuer or any other party thereto of any of the covenants or provisions contained in these presents or any of the other Transaction Documents or determine that any Note Event of Default shall not be treated as such for the purposes of these presents PROVIDED ALWAYS THAT the Note Trustee shall not exercise any powers conferred on it by this Clause in contravention of any express direction given by Extraordinary Resolution or by a request under CONDITION 9 or 10 but so that no such direction or request shall affect any waiver, authorisation or determination previously given or made. Any such waiver, authorisation or determination may be given or made on such terms and subject to such conditions (if any) as the Note Trustee may determine, shall be binding on the Noteholders and, if, but only if, the Note Trustee shall so require, shall be notified by the Sixth Issuer to the Noteholders in accordance with CONDITION 14 as soon as practicable thereafter. The provisions of this CLAUSE 18(A) shall be in lieu of section 316(a)(1)(B) of the Trust Indenture Act and section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Deed and the Sixth Issuer Notes, as permitted by the Trust Indenture Act.

        MODIFICATION

(B)     (i)     The Note Trustee may without the consent or sanction of the
                Noteholders at any time and from time to time concur with the Sixth Issuer in making any modification (except a Basic Terms
                Modification (as defined in PARAGRAPH 5 of SCHEDULE 4 hereto))
                (i) to these presents or any of the other Transaction Documents which in the opinion of the Note Trustee it may be proper to make PROVIDED THAT the Note Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the Noteholders or (ii) to these presents or any of the other
                Transaction Documents if in the opinion of the Note Trustee such modification is of a formal, minor or technical nature or to correct a manifest error. Any such modification may be made on such terms and subject to such conditions (if any) as the Note
                Trustee may determine, shall be binding upon the Noteholders and, unless the Note Trustee agrees otherwise, shall be notified by the Sixth Issuer to the Noteholders and the Rating Agencies in accordance with CONDITION 14 as soon as practicable thereafter.

        (ii) So long as any of the Sixth Issuer Notes are rated by the Rating Agencies, the Sixth Issuer shall notify the Rating Agencies in writing as soon as reasonably practicable thereafter of any modification to the provisions of these presents, the Sixth Issuer Notes or any of the other Transaction Documents. The Note Trustee may also agree, without the consent of the Noteholders, to a change of the laws governing the Sixth Issuer Notes and/or the Transaction Documents PROVIDED THAT such change would not, in the opinion of the Note Trustee, be materially prejudicial to the interests of the Noteholders.

        BREACH

(C) Any breach of or failure to comply with any such terms and conditions as are referred to in subclauses (A) and (B) of this Clause shall constitute a default by the Sixth Issuer in the performance or observance of a covenant or provision binding on it under or pursuant to these presents.

19.     ENTITLEMENT TO TREAT NOTEHOLDER AS ABSOLUTE OWNER

        The Sixth Issuer, the Note Trustee, the Paying Agents, the Swiss Paying Agents, the Transfer Agent and the Registrar may (to the fullest extent permitted by applicable laws) deem and treat the registered holder or (in the case of the Series 4 Class A2 Sixth Issuer Notes) the bearer of any Sixth Issuer Note or of a particular principal amount of the Sixth Issuer Notes as the absolute owner of such Sixth Issuer Note or principal amount, as the case may be, for all purposes (whether or not such Sixth Issuer Note or principal amount shall be overdue and notwithstanding any notice of ownership thereof or of trust or other interest with regard thereto, any notice of loss or theft thereof or any writing thereon), and the Sixth Issuer, the Note Trustee, the Paying Agents, the Swiss Paying Agents, the Transfer Agent and the Registrar shall not be affected by any notice to the contrary. All payments made to any such registered holder or bearer of a Definitive Sixth Issuer Note or Global Sixth Issuer Note shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the monies payable in respect of such Sixth Issuer Note or principal amount, as the case may be.

20.     CURRENCY INDEMNITY

        The Sixth Issuer shall indemnify the Note Trustee, every appointee of the Note Trustee and the Noteholders and keep them indemnified against:

        (a) any liability incurred by any of them arising from the non-payment by the Sixth Issuer of any amount due to the Note Trustee or the Noteholders under these presents by reason of any variation in the rates of exchange between those used for the purposes of calculating the amount due under a judgment or order in respect thereof and those prevailing at the date of actual payment by the Sixth Issuer; and

        (b) any deficiency arising or resulting from any variation in rates of exchange between (i) the date as of which the local currency equivalent of the amounts due or contingently due under these presents (other than this Clause) is calculated for the purposes of any bankruptcy, insolvency or liquidation of the Sixth Issuer and (ii) the final date for ascertaining the amount of claims in such bankruptcy, insolvency or liquidation. The amount of such deficiency shall be deemed not to be reduced by any variation in rates of exchange occurring between the said final date and the date of any distribution of assets in connection with any such bankruptcy, insolvency or liquidation.

        The above indemnity shall constitute an obligation of the Sixth Issuer separate and independent from its obligations under the other provisions of these presents and the Sixth Issuer Notes and shall apply irrespective of any indulgence granted by the Note Trustee or the Noteholders from time to time and shall continue in full force and effect notwithstanding the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Sixth Issuer for a liquidated sum or sums in respect of amounts due under these presents (other than this Clause). Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Noteholders and no proof or evidence of any actual loss shall be required by the Sixth Issuer or its liquidator or liquidators.

21.     ELIGIBILITY AND DISQUALIFICATION; NEW NOTE TRUSTEE

        ELIGIBILITY AND DISQUALIFICATION

(A) This Deed shall always have a Note Trustee which shall be eligible to act as Note Trustee under Trust Indenture Act Sections 310(a)(1) and 310(a)(2). The Note Trustee shall have a combined capital and surplus of at least $[50,000,000] as set forth in its most recent published annual report of condition. If the Note Trustee has or shall acquire any "conflicting interest" within the meaning of Trust Indenture Act Section 310(b), the Note Trustee and the Sixth Issuer shall comply with the provisions of Trust Indenture Act Section 310(b); provided, however, that there shall be excluded from the operation of Trust Indenture Act
        Section 310(b)(1) any deed or deeds under which other securities or certificates of interest or participation in other securities of the Sixth Issuer are outstanding if the requirements for such exclusion set forth in Trust Indenture Act Section 310(b)(1) are met. If at any time the Note Trustee shall cease to be eligible in accordance with the provisions of this CLAUSE 21(A), the Note Trustee shall resign promptly in the manner and with the effect specified in CLAUSE 22.

        NEW NOTE TRUSTEE

(B)     (a)     Subject to paragraph (b) below the power to appoint a new
                trustee of these presents shall be vested in the Sixth Issuer but no person shall be appointed who shall not previously have been approved by an Extraordinary Resolution of the Class A
                Noteholders, the Class B Noteholders and the Class C
                Noteholders. One or more persons may hold office as trustee or trustees of these presents but such trustee or trustees shall be or include a Trust Corporation. Whenever there shall be more than two trustees of these presents the majority of such trustees shall be competent to execute and exercise all the duties, powers, trusts, authorities and discretions vested in the Note Trustee by these presents provided that a Trust
                Corporation shall be included in such majority. Any appointment of a new trustee of these presents shall as soon as practicable thereafter be notified by the Sixth Issuer to the Principal
                Paying Agent, the Swiss Principal Paying Agent, the Transfer
                Agent, the Registrar, the Noteholders and the Rating Agencies.

        (b) Any new trustee must (i) meet the requirements of section 26(a)(1) of the US Investment Company Act of 1940; (ii) not be an affiliate (as defined in Rule 405 of the US Securities Act of 1933, as amended) of the Sixth Issuer or of any person involved in the organisation or operation of the Sixth Issuer; (iii) not offer or provide credit or credit enhancement to the Sixth Issuer; and (iv) execute an agreement or instrument concerning the Sixth Issuer Notes containing provisions to the effect set forth in section 26(a)(3) of the US Investment Company Act of 1940.

        SEPARATE AND CO-TRUSTEES

(C) Notwithstanding the provisions of subclause (B) above, the Note Trustee may, upon giving prior notice to the Sixth Issuer (but without requiring the consent of the Sixth Issuer or the Noteholders), appoint any person established or resident in any jurisdiction (whether a Trust Corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Note Trustee:

        (i) if the Note Trustee considers such appointment to be in the interests of the Noteholders;

        (ii) for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts is or are to be performed; or

        (iii) for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of these presents or any of the other Transaction Documents against the Sixth Issuer or any other party thereto.

        The Sixth Issuer irrevocably appoints the Note Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a person shall (subject always to the provisions of these presents) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Note Trustee by these presents) and such duties and obligations as shall be conferred or imposed by the instrument of appointment. The Note Trustee shall have power in like manner to remove any such person. Such reasonable remuneration as the Note Trustee may pay to any such person, together with any attributable costs, charges and expenses incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of this Deed be treated as costs, charges and expenses incurred by the Note Trustee.

22.     NOTE TRUSTEE'S RETIREMENT AND REMOVAL

        A trustee of this Deed may retire at any time on giving not less than three months' prior written notice to the Sixth Issuer without giving any reason and without being responsible for any costs incurred by reason of such retirement. The Noteholders may by Extraordinary Resolution of each class of Noteholders remove any trustee or trustees for the time being of these presents. The Sixth Issuer undertakes that in the event of the only trustee of these presents which is a Trust Corporation giving notice under this Clause or being removed by Extraordinary Resolution of each class of Noteholders it will use its best endeavours to procure that a new trustee of these presents being a Trust Corporation is appointed as soon as reasonably practicable thereafter. The retirement or removal of any such trustee shall not become effective until a successor trustee being a Trust Corporation is appointed. If a successor trustee being a trust corporation has not been appointed within two months after the date of the notice of retirement of the Note Trustee, then the retiring Note Trustee may appoint its own successor trustee being a trust corporation.

23.     NOTE TRUSTEE'S POWERS TO BE ADDITIONAL

        The powers conferred upon the Note Trustee by these presents shall be in addition to any powers which may from time to time be vested in the Note Trustee by the general law or as a holder of any of the Sixth Issuer Notes.

24.     NOTICES

(A) Any notice or demand to the Sixth Issuer or the Note Trustee to be given, made or served for any purposes under these presents shall be given, made or served by sending the same by pre-paid post (first class if inland, first class airmail if overseas) or facsimile transmission or by delivering it by hand to:

        (i)     Sixth Issuer:

                Holmes Financing (No. 6) PLC
                c/o Abbey House (AAM 126)
                201 Grafton Gate East
                Milton Keynes MK9 1AN

                For the attention of: Securitisation Team, Business Relationship Management

                Facsimile: (44) 1908 343 019

        (ii)    Note Trustee:

                The Bank of New York One Canada Square
                London
                E14 5AL

                For the attention of: ___

                Facsimile: ___
        or to such other address or facsimile number as shall have been notified (in accordance with this Clause) to the other party hereto and any notice or demand sent by post as aforesaid shall be deemed to have been given, made or served three days in the case of inland post or seven days in the case of overseas post after despatch and any notice or demand sent by facsimile transmission as aforesaid shall be deemed to have been given, made or served on report of successful transmission.

(B)     COMMUNICATIONS BY NOTEHOLDERS WITH OTHER NOTEHOLDERS

        Noteholders may communicate pursuant to Trust Indenture Act Section 312(b) with other Noteholders with respect to their rights under this Deed or the Sixth Issuer Notes. The Sixth Issuer, the Note Trustee, the Principal Paying Agent, the Swiss Principal Paying Agent, the Registrar and anyone else shall have the protection of Trust Indenture Act Section 312(c).

(C)     NOTICES TO NOTEHOLDERS

        Any notice or communication mailed to Noteholders hereunder shall be transmitted by mail:

        (i) to all Noteholders of Definitive Sixth Issuer Notes (other than to Noteholders of Series 4 Class A2 Definitive Sixth Issuer Notes), as the names and addresses of such Noteholders appear upon the Register; and

        (ii) to such other Noteholders as have, within the two years preceding such transmission, filed their names and addresses with the Note Trustee for that purpose.

25.     RIGHTS OF THIRD PARTIES

        No person who is not a party to this Deed shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed.

26.     TRUST INDENTURE ACT PREVAILS

        If any provision of this Deed limits, qualifies or conflicts with another provision which is required to be included in this Deed by, and is not subject to a contractual waiver under, the Trust Indenture Act, the required provision of the Trust Indenture Act shall prevail.

27.     CERTIFICATES AND OPINIONS

        CERTIFICATE AND OPINIONS AS TO CONDITIONS PRECEDENT

(A) Upon any request or application by the Sixth Issuer to the Note Trustee to take any action under this Deed, the Sixth Issuer shall furnish to the Note Trustee:

        (i) an Officers' Certificate (which shall include the statements set forth in CLAUSE 27(B) below) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Deed relating to the proposed action have been complied with; and

        (ii) an Opinion of Counsel (which shall include the statements set forth in CLAUSE 27(B) below) stating that, in the opinion of such counsel, all such conditions precedent, if any, provided for in this Deed relating to the proposed action have been complied with.

        STATEMENTS REQUIRED IN CERTIFICATE AND OPINION

(B) Each certificate and opinion with respect to compliance with a condition or covenant provided for in this Deed shall include:

        (i) a statement that the person making such certificate or opinion has read such covenant or condition and the definitions relating thereto;

        (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

        (iii) a statement that, in the opinion of such person, it or he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

        (iv) a statement as to whether or not, in the opinion of such person, such covenant or condition has been complied with.

28.     RELEASE OF COLLATERAL

        Except to the extent expressly provided in this CLAUSE 28, the Note Trustee shall release property from the security constituted by the Sixth Issuer Deed of Charge only upon receipt of a request from the Sixth Issuer accompanied by an Officers' Certificate, an Opinion of Counsel and certificates of independent parties in accordance with Trust Indenture Act Sections 314(c) and 314(d)(1) ("INDEPENDENT CERTIFICATES") or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the Trust Indenture Act does not require any such Independent Certificates.

        Prior to the release of any property or securities subject to the lien of the Sixth Issuer Deed of Charge, the Sixth Issuer shall, in addition to any obligation imposed in this CLAUSE 28 or elsewhere in this Deed, furnish to the Note Trustee an Officers' Certificate certifying or stating the opinion of each person signing such certificate as to the fair value to the Sixth Issuer of the property or securities to be so released. The officers so certifying may consult with, and may conclusively rely upon a certificate as to the fair value of such property provided to such officers by an internationally recognised financial institution with expertise in such matters.

        Whenever the Sixth Issuer is required to furnish to the Note Trustee an Officers' Certificate certifying or stating the opinion of any signer thereof as to the matters described in the preceding paragraph, the Sixth Issuer shall also deliver to the Note Trustee an Independent Certificate as to the same matters, if the fair value to the Sixth Issuer of the property to be so released and of all other such property made the basis of any such release since the commencement of the then current fiscal year of the Sixth Issuer, as set forth in the certificates delivered pursuant to this CLAUSE 28, is 10 per cent. or more of the Principal Amount Outstanding of the Sixth Issuer Notes, but such a certificate need not be furnished with respect to any property so released if the fair value thereof to the Sixth Issuer as set forth in the related Officers' Certificate is less than $25,000 or less than one per cent. of the Principal Amount Outstanding of the Sixth Issuer Notes.

        Whenever any property is to be released from the security constituted by the Sixth Issuer Deed of Charge, the Sixth Issuer shall also furnish to the Note Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate that in the opinion of such person the proposed release will not impair the security under this Deed in contravention of the provisions hereof.

        Notwithstanding anything to the contrary contained herein, the Sixth Issuer may (a) make cash payments out of the Sixth Issuer Accounts relating to the Sixth Issuer Notes as and to the extent permitted or required by the Transaction Documents and (b) take any other action not inconsistent with the Trust Indenture Act.

29.     GOVERNING LAW

        These presents and the Sixth Issuer Notes are governed by, and shall be construed in accordance with, English law.

30.     COUNTERPARTS

        This Deed and any trust deed supplemental hereto may be executed and delivered in any number of counterparts, all of which, taken together, shall constitute one and the same deed and any party to this Deed or any trust deed supplemental hereto may enter into the same by executing and delivering a counterpart.

IN WITNESS WHEREOF this Deed has been executed as a deed by the Sixth Issuer and the Note Trustee and delivered on the date first stated on page 1.

THE SIXTH ISSUER

EXECUTED and DELIVERED as a DEED by )
HOLMES FINANCING (NO. 6) PLC        )
acting by two directors/a           )
director and the secretary          )

Director


Director/Secretary


THE NOTE TRUSTEE

EXECUTED and DELIVERED as a DEED by )
THE BANK OF NEW YORK,
                                    )
LONDON BRANCH                       )
acting by its attorney              )
in the presence of:                 )

Witness:

Name:

Address:

                                   SCHEDULE 1

                       FORMS OF GLOBAL SIXTH ISSUER NOTES

                                     PART A

                    SERIES 1 CLASS A GLOBAL SIXTH ISSUER NOTE


                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

                    SERIES 1 CLASS A GLOBAL SIXTH ISSUER NOTE
                               representing up to

   US$[1,000,000,000] SERIES 1 CLASS A ASSET BACKED FLOATING RATE SIXTH ISSUER
                            NOTES DUE [OCTOBER 2003]

This Series 1 Class A Sixth Issuer Note is a Global Sixth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 1 Class A Sixth Issuer Notes of HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER"), designated as specified in the title hereof (the "SIXTH ISSUER NOTES"), limited to the aggregate principal amount of up to one billion US dollars (US$[1,000,000,000]) and governed by a Sixth Issuer Trust Deed dated ___, 2002 (the "SIXTH ISSUER TRUST DEED") between the Sixth Issuer and The Bank of New York, as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE"). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Sixth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Sixth Issuer Master Definitions and Construction Schedule, both dated ___, 2002 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Sixth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Sixth Issuer Note shall be that amount not exceeding US$[1,000,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

         Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the above-mentioned registered Global Sixth Issuer Note. This Global Sixth Issuer Note is evidence of entitlement only. Title to the Global Sixth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Sixth Issuer Note.

1.      PROMISE TO PAY

        Subject as provided in this Global Sixth Issuer Note the Sixth Issuer promises to pay to the registered holder hereof the principal amount of this Global Sixth Issuer Note (being at the date hereof one billion US dollars (US$[1,000,000,000])) on the Interest Payment Date falling in [October 2003] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Sixth Issuer Trust Deed) and to pay interest monthly or quarterly, as the case may be, in arrear on each Interest Payment Date on the principal amount from time to time of this Global Sixth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Sixth Issuer Trust Deed.

2.      EXCHANGE FOR DEFINITIVE SIXTH ISSUER NOTES AND PURCHASES

        This Global Sixth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Sixth Issuer Notes only if (i) The Depositary Trust Company ("DTC") has notified the Sixth Issuer that it is at any time unwilling or unable to continue as holder of this Global Sixth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Sixth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Sixth Issuer Closing Date, the Sixth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Sixth Issuer Notes which would not be required were the relevant Sixth Issuer Notes in definitive registered form. Thereupon the holder of this Global Sixth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in SECTION 3 above)) may give notice to the Sixth Issuer, and the Sixth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Sixth Issuer Note for Definitive Sixth Issuer Notes on or after the Exchange Date (as defined below).

        On or after the Exchange Date, the holder of this Global Sixth Issuer Note shall surrender this Global Sixth Issuer Note to or to the order of the Registrar. In exchange for this Global Sixth Issuer Note the Sixth Issuer will deliver, or procure the delivery of, Definitive Sixth Issuer Notes in registered form in denominations of US$1,000, US$10,000 or US$100,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Sixth Issuer Note.

        "EXCHANGE DATE" means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

        Upon the cancellation of a part of this Global Sixth Issuer Note in accordance with the Sixth Issuer Trust Deed, the Conditions and the Sixth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Sixth Issuer Note for Definitive Sixth Issuer Notes, this Global Sixth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Sixth Issuer Note requests, returned to it together with any relevant Definitive Sixth Issuer Notes.

3.      PAYMENTS

        Until the entire principal amount of this Global Sixth Issuer Note has been extinguished, this Global Sixth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Sixth Issuer Trust Deed and the Sixth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Sixth Issuer Notes represented by this Global Sixth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Sixth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part I of the Schedule hereto.

        Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Sixth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

        All payments of any amounts payable and paid to the registered holder of this Global Sixth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.      DTC

        References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.      AUTHENTICATION

        This Global Sixth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.      GOVERNING LAW

        This Global Sixth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Sixth Issuer has caused this Global Sixth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

HOLMES FINANCING (NO. 6) PLC

By:
   ----------------------------
(Duly authorised)

Issued in London, England on ___, 2002.

CERTIFICATE OF AUTHENTICATION

This Global Sixth Issuer Note is duly authenticated without recourse, warranty or liability.


.......................................................

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                  THE SCHEDULE

                                     PART I

                   PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST


The following payments on this Global Sixth Issuer Note have been made:

Date   Interest   Premium   Principal   Remaining principal        Notation
Made   Paid       Paid      Paid        Amount of this             made on
                                        Global Sixth Issuer Note   behalf of the
                                        following such payment     Sixth Issuer
         US$        US$       US$                US$

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

                                     PART II

                                   EXCHANGES,
                           PURCHASES AND CANCELLATIONS


The following exchanges for Definitive Sixth Issuer Notes and purchases and cancellations of a part of this Global Sixth Issuer Note have been made:


Date made   Part of principal   Part of principal    Aggregate principal amount    Notation made on
            amount exchanged    amount purchased     following such exchange,      behalf of the
            for Definitive      and cancelled        purchase or cancellation      Sixth Issuer
            Sixth Issuer Notes

                    US$                US$                     US$
---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------


                                     PART B

                    SERIES 1 CLASS B GLOBAL SIXTH ISSUER NOTE


                          HOLMES FINANCING (NO. 6) PLC

              (Incorporated with limited liability in England with
                          registered number 4359738 )

                    SERIES 1 CLASS B GLOBAL SIXTH ISSUER NOTE
                               representing up to

 US$[34,000,000] SERIES 1 CLASS B ASSET BACKED FLOATING RATE SIXTH ISSUER NOTES
                                 DUE [JULY 2040]

This Series 1 Class B Sixth Issuer Note is a Global Sixth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 1 Class B Sixth Issuer Notes of HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER"), designated as specified in the title hereof (the "SIXTH ISSUER NOTES"), limited to the aggregate principal amount of up to [thirty four million] US dollars (US$[34,000,000]) and governed by a Sixth Issuer Trust Deed dated ___, 2002 (the "SIXTH ISSUER TRUST DEED") between the Sixth Issuer and The Bank of New York, as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE"). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Sixth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Sixth Issuer Master Definitions and Construction Schedule, both dated and made on ___, 2002 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Sixth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Sixth Issuer Note shall be that amount not exceeding US$[34,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

         Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the above-mentioned registered Global Sixth Issuer Note. This Global Sixth Issuer Note is evidence of entitlement only. Title to the Global Sixth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Sixth Issuer Note.

1.      PROMISE TO PAY

        Subject as provided in this Global Sixth Issuer Note the Sixth Issuer promises to pay to the registered holder hereof the principal amount of this Global Sixth Issuer Note (being at the date hereof [thirty four million] US dollars (US$[34,000,000])) on the Interest Payment Date falling in [July 2040] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Sixth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Sixth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Sixth Issuer Trust Deed.

2.      EXCHANGE FOR DEFINITIVE SIXTH ISSUER NOTES AND PURCHASES

        This Global Sixth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Sixth Issuer Notes only if (i) The Depositary Trust Company ("DTC") has notified the Sixth Issuer that it is at any time unwilling or unable to continue as holder of this Global Sixth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Sixth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Sixth Issuer Closing Date, the Sixth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Sixth Issuer Notes which would not be required were the relevant Sixth Issuer Notes in definitive registered form. Thereupon the holder of this Global Sixth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in SECTION 3 above)) may give notice to the Sixth Issuer, and the Sixth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Sixth Issuer Note for Definitive Sixth Issuer Notes on or after the Exchange Date (as defined below).

        On or after the Exchange Date, the holder of this Global Sixth Issuer Note shall surrender this Global Sixth Issuer Note to or to the order of the Registrar. In exchange for this Global Sixth Issuer Note the Sixth Issuer will deliver, or procure the delivery of, Definitive Sixth Issuer Notes in registered form in denominations of US$1,000, US$10,000 or US$100,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Sixth Issuer Note.

        "EXCHANGE DATE" means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

        Upon the cancellation of a part of this Global Sixth Issuer Note in accordance with the Sixth Issuer Trust Deed, the Conditions and the Sixth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Sixth Issuer Note for Definitive Sixth Issuer Notes, this Global Sixth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Sixth Issuer Note requests, returned to it together with any relevant Definitive Sixth Issuer Notes.

3.      PAYMENTS

        Until the entire principal amount of this Global Sixth Issuer Note has been extinguished, this Global Sixth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Sixth Issuer Trust Deed and the Sixth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Sixth Issuer Notes represented by this Global Sixth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Sixth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part I of the Schedule hereto.

        Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Sixth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

        All payments of any amounts payable and paid to the registered holder of this Global Sixth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.      DTC

        References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.      AUTHENTICATION

        This Global Sixth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.      GOVERNING LAW

        This Global Sixth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Sixth Issuer has caused this Global Sixth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

HOLMES FINANCING (NO. 6) PLC

By:
   ---------------------------------
(Duly authorised)

Issued in London, England on ___, 2002.

CERTIFICATE OF AUTHENTICATION

This Global Sixth Issuer Note is duly authenticated without recourse, warranty or liability.


.......................................................

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                  THE SCHEDULE

                                     PART I

                   PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Sixth Issuer Note have been made:

Date   Interest   Premium   Principal   Remaining principal        Notation
Made   Paid       Paid      Paid        amount of this             made on
                                        Global Sixth Issuer Note   behalf of the
                                        Following such payment     Sixth Issuer
          US$        US$       US$                US$


----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

                                     PART II

                                   EXCHANGES,
                           PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Sixth Issuer Notes and purchases and cancellations of a part of this Global Sixth Issuer Note have been made:


Date made   Part of principal   Part of principal   Aggregate principal amount   Notation made on
            amount exchanged    amount purchased    following such exchange,     behalf of the
            for Definitive      and cancelled       purchase or cancellation     Sixth Issuer
            Sixth Issuer Notes

                    US$                  US$                     US$
---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

---------   ------------------  -----------------   --------------------------   ----------------

                                     PART C

                    SERIES 1 CLASS C GLOBAL SIXTH ISSUER NOTE


                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

                    SERIES 1 CLASS C GLOBAL SIXTH ISSUER NOTE
                               representing up to

 US$[57,000,000] SERIES 1 CLASS C ASSET BACKED FLOATING RATE SIXTH ISSUER NOTES
                                 DUE [JULY 2040]

This Series 1 Class C Sixth Issuer Note is a Global Sixth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 1 Class C Sixth Issuer Notes of HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER"), designated as specified in the title hereof (the "SIXTH ISSUER NOTES"), limited to the aggregate principal amount of up to [fifty sevenmillion] US dollars (US$[57,000,000]) and governed by a Sixth Issuer Trust Deed dated ___, 2002 (the "SIXTH ISSUER TRUST DEED") between the Sixth Issuer and The Bank of New York, as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE"). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Sixth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Sixth Issuer Master Definitions and Construction Schedule, both dated ___, 2002 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Sixth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Sixth Issuer Note shall be that amount not exceeding US$[57,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

         Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the above-mentioned registered Global Sixth Issuer Note. This Global Sixth Issuer Note is evidence of entitlement only. Title to the Global Sixth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Sixth Issuer Note.

1.      PROMISE TO PAY

        Subject as provided in this Global Sixth Issuer Note the Sixth Issuer promises to pay to the registered holder hereof the principal amount of this Global Sixth Issuer Note (being at the date hereof [fifty sevenmillion] US dollars (US$[57,000,000]) on the Interest Payment Date falling in [July 2040] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Sixth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Sixth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Sixth Issuer Trust Deed.

2.      EXCHANGE FOR DEFINITIVE SIXTH ISSUER NOTES AND PURCHASES

        This Global Sixth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Sixth Issuer Notes only if (i) The Depositary Trust Company ("DTC") has notified the Sixth Issuer that it is at any time unwilling or unable to continue as holder of this Global Sixth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Sixth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Sixth Issuer Closing Date, the Sixth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Sixth Issuer Notes which would not be required were the relevant Sixth Issuer Notes in definitive registered form. Thereupon the holder of this Global Sixth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in SECTION 3 above)) may give notice to the Sixth Issuer, and the Sixth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Sixth Issuer Note for Definitive Sixth Issuer Notes on or after the Exchange Date (as defined below).

        On or after the Exchange Date, the holder of this Global Sixth Issuer Note shall surrender this Global Sixth Issuer Note to or to the order of the Registrar. In exchange for this Global Sixth Issuer Note the Sixth Issuer will deliver, or procure the delivery of, Definitive Sixth Issuer Notes in registered form in denominations of US$1,000, US$10,000 or US$100,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Sixth Issuer Note.

        "EXCHANGE DATE" means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

        Upon the cancellation of a part of this Global Sixth Issuer Note in accordance with the Sixth Issuer Trust Deed, the Conditions and the Sixth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Sixth Issuer Note for Definitive Sixth Issuer Notes, this Global Sixth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Sixth Issuer Note requests, returned to it together with any relevant Definitive Sixth Issuer Notes.

3.      PAYMENTS

        Until the entire principal amount of this Global Sixth Issuer Note has been extinguished, this Global Sixth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Sixth Issuer Trust Deed and the Sixth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Sixth Issuer Notes represented by this Global Sixth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Sixth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part I of the Schedule hereto.

        Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Sixth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

        All payments of any amounts payable and paid to the registered holder of this Global Sixth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.      DTC

        References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.      AUTHENTICATION

        This Global Sixth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.      GOVERNING LAW

        This Global Sixth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Sixth Issuer has caused this Global Sixth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.


HOLMES FINANCING (NO. 6) PLC


By:
   ---------------------------------
(Duly authorised)

Issued in London, England on ___, 2002.

CERTIFICATE OF AUTHENTICATION

This Global Sixth Issuer Note is duly authenticated without recourse, warranty or liability.


.......................................................

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                  THE SCHEDULE

                                     PART I

                   PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Sixth Issuer Note have been made:

Date   Interest   Premium   Principal   Remaining principal        Notation
made   Paid       Paid      Paid        amount of this             made on
                                        Global Sixth Issuer Note   behalf of the
                                        following such payment     Sixth Issuer

        US$         US$       US$               US$

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

                                     PART II

                                   EXCHANGES,
                           PURCHASES AND CANCELLATIONS


The following exchanges for Definitive Sixth Issuer Notes and purchases and cancellations of a part of this Global Sixth Issuer Note have been made:


Date made   Part of principal   Part of principal   Aggregate principal amount   Notation made on
            amount exchanged    amount purchased    following such exchange,     behalf of the
            for Definitive      and cancelled       purchase or cancellation     Sixth Issuer
            Sixth Issuer Notes

                   US$                US$                      US$

---------   ------------------  -----------------   -------------------------    ----------------

---------   ------------------  -----------------   -------------------------    ----------------

---------   ------------------  -----------------   -------------------------    ----------------

---------   ------------------  -----------------   -------------------------    ----------------

---------   ------------------  -----------------   -------------------------    ----------------

---------   ------------------  -----------------   -------------------------    ----------------

---------   ------------------  -----------------   -------------------------    ----------------

---------   ------------------  -----------------   -------------------------    ----------------

---------   ------------------  -----------------   -------------------------    ----------------

---------   ------------------  -----------------   -------------------------    ----------------

---------   ------------------  -----------------   -------------------------    ----------------

---------   ------------------  -----------------   -------------------------    ----------------

---------   ------------------  -----------------   -------------------------    ----------------

---------   ------------------  -----------------   -------------------------    ----------------

---------   ------------------  -----------------   -------------------------    ----------------

---------   ------------------  -----------------   -------------------------    ----------------

---------   ------------------  -----------------   -------------------------    ----------------

---------   ------------------  -----------------   -------------------------    ----------------

---------   ------------------  -----------------   -------------------------    ----------------

---------   ------------------  -----------------   -------------------------    ----------------


                                     PART D

                    SERIES 2 CLASS A GLOBAL SIXTH ISSUER NOTE


                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

                    SERIES 2 CLASS A GLOBAL SIXTH ISSUER NOTE
                               representing up to

   US$[1,250,000,000] SERIES 2 CLASS A ASSET BACKED FLOATING RATE SIXTH ISSUER
                             NOTES DUE [APRIL 2008]

This Series 2 Class A Sixth Issuer Note is a Global Sixth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 2 Class A Sixth Issuer Notes of HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER"), designated as specified in the title hereof (the "SIXTH ISSUER NOTES"), limited to the aggregate principal amount of up to [one billion two hundred and fifty million] US dollars (US$[1,250,000,000]) and governed by a Sixth Issuer Trust Deed dated ___, 2002 (the "SIXTH ISSUER TRUST DEED") between the Sixth Issuer andThe Bank of New York, as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE"). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Sixth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Sixth Issuer Master Definitions and Construction Schedule, both dated ___, 2002 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Sixth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Sixth Issuer Note shall be that amount not exceeding US$[1,250,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

         Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the above-mentioned registered Global Sixth Issuer Note. This Global Sixth Issuer Note is evidence of entitlement only. Title to the Global Sixth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Sixth Issuer Note.

1.      PROMISE TO PAY

        Subject as provided in this Global Sixth Issuer Note the Sixth Issuer promises to pay to the registered holder hereof the principal amount of this Global Sixth Issuer Note (being at the date hereof [one billion two hundred and fifty million] US dollars (US$[1,250,000,000]) on the Interest Payment Date falling in [April 2008] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Sixth Issuer Trust Deed) and to pay quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Sixth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Sixth Issuer Trust Deed.

2.      EXCHANGE FOR DEFINITIVE SIXTH ISSUER NOTES AND PURCHASES

        This Global Sixth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Sixth Issuer Notes only if (i) The Depositary Trust Company ("DTC") has notified the Sixth Issuer that it is at any time unwilling or unable to continue as holder of this Global Sixth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Sixth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Sixth Issuer Closing Date, the Sixth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Sixth Issuer Notes which would not be required were the relevant Sixth Issuer Notes in definitive registered form. Thereupon the holder of this Global Sixth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in SECTION 3 hereof)) may give notice to the Sixth Issuer, and the Sixth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Sixth Issuer Note for Definitive Sixth Issuer Notes on or after the Exchange Date (as defined below).

        On or after the Exchange Date, the holder of this Global Sixth Issuer Note shall surrender this Global Sixth Issuer Note to or to the order of the Registrar. In exchange for this Global Sixth Issuer Note the Sixth Issuer will deliver, or procure the delivery of, Definitive Sixth Issuer Notes in registered form in denominations of US$1,000, US$10,000 or US$100,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Sixth Issuer Note.

        "EXCHANGE DATE" means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

        Upon the cancellation of a part of this Global Sixth Issuer Note in accordance with the Sixth Issuer Trust Deed, the Conditions and the Sixth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Sixth Issuer Note for Definitive Sixth Issuer Notes, this Global Sixth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Sixth Issuer Note requests, returned to it together with any relevant Definitive Sixth Issuer Notes.

3.      PAYMENTS

        Until the entire principal amount of this Global Sixth Issuer Note has been extinguished, this Global Sixth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Sixth Issuer Trust Deed and the Sixth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Sixth Issuer Notes represented by this Global Sixth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Sixth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part I of the Schedule hereto.

        Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Sixth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

        All payments of any amounts payable and paid to the registered holder of this Global Sixth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.      DTC

        References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.      AUTHENTICATION

        This Global Sixth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.      GOVERNING LAW

        This Global Sixth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Sixth Issuer has caused this Global Sixth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.


HOLMES FINANCING (NO. 6) PLC


By:
   ---------------------------------
(Duly authorised)

Issued in London, England on ___, 2002.

CERTIFICATE OF AUTHENTICATION

This Global Sixth Issuer Note is duly authenticated without recourse, warranty or liability.


.......................................................

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                  THE SCHEDULE

                                     PART I

                   PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Sixth Issuer Note have been made:

Date   Interest   Premium   Principal   Remaining principal        Notation
made   Paid       Paid      Paid        amount of this             made on
                                        Global Sixth Issuer Note   behalf of the
                                        following such payment     Sixth Issuer

         US$        US$       US$               US$

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

                                     PART II

                                   EXCHANGES,
                           PURCHASES AND CANCELLATIONS


The following exchanges for Definitive Sixth Issuer Notes and purchases and cancellations of a part of this Global Sixth Issuer Note have been made:


Date made   Part of principal   Part of principal    Aggregate principal amount    Notation made on
            amount exchanged    amount purchased     following such exchange,      behalf of the
            for Definitive      and cancelled        purchase or cancellation      Sixth Issuer
            Sixth Issuer Notes

                    US$                US$                     US$
---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------


                                     PART E

                    SERIES 2 CLASS B GLOBAL SIXTH ISSUER NOTE



                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

                    SERIES 2 CLASS B GLOBAL SIXTH ISSUER NOTE
                               representing up to

    US$[42,000,000] SERIES 2 CLASS B ASSET BACKED FLOATING RATE SIXTH ISSUER
                             NOTES DUE [JULY 2040]

This Series 2 Class B Sixth Issuer Note is a Global Sixth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 2 Class B Sixth Issuer Notes of HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER"), designated as specified in the title hereof (the "SIXTH ISSUER NOTES"), limited to the aggregate principal amount of up to [forty two million] US dollars (US$[42,000,000]) and governed by a Sixth Issuer Trust Deed dated ___, 2002 (the "SIXTH ISSUER TRUST DEED") between the Sixth Issuer and The Bank of New York, as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE"). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Sixth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Sixth Issuer Master Definitions and Construction Schedule, both dated and made on ___, 2002 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Sixth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Sixth Issuer Note shall be that amount not exceeding US$[42,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

         Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the above-mentioned registered Global Sixth Issuer Note. This Global Sixth Issuer Note is evidence of entitlement only. Title to the Global Sixth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Sixth Issuer Note.

1.      PROMISE TO PAY

        Subject as provided in this Global Sixth Issuer Note the Sixth Issuer promises to pay to the registered holder hereof the principal amount of this Global Sixth Issuer Note (being at the date hereof to [forty two million] US dollars (US$[42,000,000]) on the Interest Payment Date falling in [July 2040] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Sixth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Sixth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Sixth Issuer Trust Deed.

2.      EXCHANGE FOR DEFINITIVE SIXTH ISSUER NOTES AND PURCHASES

        This Global Sixth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Sixth Issuer Notes only if (i) The Depositary Trust Company ("DTC") has notified the Sixth Issuer that it is at any time unwilling or unable to continue as holder of this Global Sixth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Sixth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Sixth Issuer Closing Date, the Sixth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Sixth Issuer Notes which would not be required were the relevant Sixth Issuer Notes in definitive registered form. Thereupon the holder of this Global Sixth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in SECTION 3 above)) may give notice to the Sixth Issuer, and the Sixth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Sixth Issuer Note for Definitive Sixth Issuer Notes on or after the Exchange Date (as defined below).

        On or after the Exchange Date, the holder of this Global Sixth Issuer Note shall surrender this Global Sixth Issuer Note to or to the order of the Registrar. In exchange for this Global Sixth Issuer Note the Sixth Issuer will deliver, or procure the delivery of, Definitive Sixth Issuer Notes in registered form in denominations of US$1,000, US$10,000 or US$100,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Sixth Issuer Note.

        "EXCHANGE DATE" means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

        Upon the cancellation of a part of this Global Sixth Issuer Note in accordance with the Sixth Issuer Trust Deed, the Conditions and the Sixth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Sixth Issuer Note for Definitive Sixth Issuer Notes, this Global Sixth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Sixth Issuer Note requests, returned to it together with any relevant Definitive Sixth Issuer Notes.

3.      PAYMENTS

        Until the entire principal amount of this Global Sixth Issuer Note has been extinguished, this Global Sixth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Sixth Issuer Trust Deed and the Sixth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Sixth Issuer Notes represented by this Global Sixth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Sixth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part I of the Schedule hereto.

        Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Sixth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

        All payments of any amounts payable and paid to the registered holder of this Global Sixth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.      DTC

        References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.      AUTHENTICATION

        This Global Sixth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.      GOVERNING LAW

        This Global Sixth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Sixth Issuer has caused this Global Sixth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.


HOLMES FINANCING (NO. 6) PLC


By:
   ----------------------------------
(Duly authorised)

Issued in London, England on ___, 2002.

CERTIFICATE OF AUTHENTICATION

This Global Sixth Issuer Note is duly authenticated without recourse, warranty or liability.


.......................................................

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                  THE SCHEDULE

                                     PART I

                   PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Sixth Issuer Note have been made:

Date   Interest   Premium   Principal   Remaining principal        Notation
made   Paid       Paid      Paid        amount of this             made on
                                        Global Sixth Issuer Note   behalf of the
                                        following such payment     Sixth Issuer

         US$       US$        US$                US$

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

                                     PART II

                                   EXCHANGES,
                           PURCHASES AND CANCELLATIONS


The following exchanges for Definitive Sixth Issuer Notes and purchases and cancellations of a part of this Global Sixth Issuer Note have been made:


Date made   Part of principal   Part of principal    Aggregate principal amount    Notation made on
            amount exchanged    amount purchased     following such exchange,      behalf of the
            for Definitive      and cancelled        purchase or cancellation      Sixth Issuer
            Sixth Issuer Notes

                    US$                US$                     US$
---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------


                                     PART F


                    SERIES 2 CLASS C GLOBAL SIXTH ISSUER NOTE


                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

                    SERIES 2 CLASS C GLOBAL SIXTH ISSUER NOTE
                               representing up to

    US$[71,000,000] SERIES 2 CLASS C ASSET BACKED FLOATING RATE SIXTH ISSUER
                             NOTES DUE [JULY 2040]

This Series 2 Class C Sixth Issuer Note is a Global Sixth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 2 Class C Sixth Issuer Notes of HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER"), designated as specified in the title hereof (the "SIXTH ISSUER NOTES"), limited to the aggregate principal amount of up to [seventy one million] US dollars (US$[71,000,000]) and governed by a Sixth Issuer Trust Deed dated ___, 2002 (the "SIXTH ISSUER TRUST DEED") between the Sixth Issuer and The Bank of New York, as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE"). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Sixth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Sixth Issuer Master Definitions and Construction Schedule, both dated and made on ___, 2002 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Sixth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Sixth Issuer Note shall be that amount not exceeding US$[71,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

         Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the above-mentioned registered Global Sixth Issuer Note. This Global Sixth Issuer Note is evidence of entitlement only. Title to the Global Sixth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Sixth Issuer Note.

1.      PROMISE TO PAY

        Subject as provided in this Global Sixth Issuer Note the Sixth Issuer promises to pay to the registered holder hereof the principal amount of this Global Sixth Issuer Note (being at the date hereof to [seventy one million] US dollars (US$[71,000,000]) on the Interest Payment Date falling in [July 2040] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Sixth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Sixth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Sixth Issuer Trust Deed.

2.      EXCHANGE FOR DEFINITIVE SIXTH ISSUER NOTES AND PURCHASES

        This Global Sixth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Sixth Issuer Notes only if (i) The Depositary Trust Company ("DTC") has notified the Sixth Issuer that it is at any time unwilling or unable to continue as holder of this Global Sixth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Sixth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Sixth Issuer Closing Date, the Sixth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Sixth Issuer Notes which would not be required were the relevant Sixth Issuer Notes in definitive registered form. Thereupon the holder of this Global Sixth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in SECTION 3 above)) may give notice to the Sixth Issuer, and the Sixth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Sixth Issuer Note for Definitive Sixth Issuer Notes on or after the Exchange Date (as defined below).

        On or after the Exchange Date, the holder of this Global Sixth Issuer Note shall surrender this Global Sixth Issuer Note to or to the order of the Registrar. In exchange for this Global Sixth Issuer Note the Sixth Issuer will deliver, or procure the delivery of, Definitive Sixth Issuer Notes in registered form in denominations of US$1,000, US$10,000 or US$100,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Sixth Issuer Note.

        "EXCHANGE DATE" means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

        Upon the cancellation of a part of this Global Sixth Issuer Note in accordance with the Sixth Issuer Trust Deed, the Conditions and the Sixth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Sixth Issuer Note for Definitive Sixth Issuer Notes, this Global Sixth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Sixth Issuer Note requests, returned to it together with any relevant Definitive Sixth Issuer Notes.

3.      PAYMENTS

        Until the entire principal amount of this Global Sixth Issuer Note has been extinguished, this Global Sixth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Sixth Issuer Trust Deed and the Sixth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Sixth Issuer Notes represented by this Global Sixth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Sixth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part I of the Schedule hereto.

        Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Sixth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

        All payments of any amounts payable and paid to the registered holder of this Global Sixth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.      DTC

        References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.      AUTHENTICATION

        This Global Sixth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.      GOVERNING LAW

        This Global Sixth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Sixth Issuer has caused this Global Sixth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.


HOLMES FINANCING (NO. 6) PLC


By:
   ----------------------------------
(Duly authorised)

Issued in London, England on ___, 2002.

CERTIFICATE OF AUTHENTICATION

This Global Sixth Issuer Note is duly authenticated without recourse, warranty or liability.


.......................................................

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH as Principal Paying Agent

                                  THE SCHEDULE

                                     PART I

                   PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Sixth Issuer Note have been made:

Date   Interest   Premium   Principal   Remaining principal        Notation
made   Paid       Paid      Paid        amount of this             made on
                                        Global Sixth Issuer Note   behalf of the
                                        following such payment     Sixth Issuer

         US$        US$       US$                US$

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

                                     PART II

                                   EXCHANGES,
                           PURCHASES AND CANCELLATIONS


The following exchanges for Definitive Sixth Issuer Notes and purchases and cancellations of a part of this Global Sixth Issuer Note have been made:


Date made   Part of principal   Part of principal    Aggregate principal amount    Notation made on
            amount exchanged    amount purchased     following such exchange,      behalf of the
            for Definitive      and cancelled        purchase or cancellation      Sixth Issuer
            Sixth Issuer Notes

                    US$                US$                     US$
---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------


                                     PART G

                    SERIES 3 CLASS A GLOBAL SIXTH ISSUER NOTE


THIS SIXTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE SIXTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

                    SERIES 3 CLASS A GLOBAL SIXTH ISSUER NOTE
                               representing up to

 (EURO)[1,200,000,000] SERIES 3 CLASS A ASSET BACKED FLOATING RATE SIXTH ISSUER
                           NOTES DUE [OCTOBER, 2009]


This Series 3 Class A Sixth Issuer Note is a Global Sixth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 3 Class A Sixth Issuer Notes of HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER"), designated as specified in the title hereof (the "SIXTH ISSUER NOTES"), limited to the aggregate principal amount of up to [one billion and two hundred million] euro ((euro)[1,200,000,000]) aND governed by a Sixth Issuer Trust Deed dated ___, 2002 (the "SIXTH ISSUER TRUST DEED") between the Sixth Issuer and The Bank of New York, as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE"). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Sixth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions Schedule and the Sixth Issuer Master Definitions Schedule, both dated ___, 2002 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Sixth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Sixth Issuer Note shall be that amount not exceeding (euro)[1,200,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

                ___ as nominee on behalf of the Common Depositary

is/are the duly registered holder(s) of one of the above-mentioned registered Global Sixth Issuer Note. This Global Sixth Issuer Note is evidence of entitlement only. Title to the Global Sixth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Sixth Issuer Note.

1.      PROMISE TO PAY

        Subject as provided in this Global Sixth Issuer Note the Sixth Issuer promises to pay to the registered holder hereof the principal amount of this Global Sixth Issuer Note (being at the date hereof [one billion two hundred million] euro ((euro)[1,200,000,000])) on the Interest Payment DaTE falling in [October 2009] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Sixth Issuer Trust Deed) and to pay interest annually or quarterly, as the case may be, in arrear on each Interest Payment Date on the principal amount from time to time of this Global Sixth Issuer Note at the rates determined in accordance with Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Sixth Issuer Trust Deed.

2.      EXCHANGE FOR DEFINITIVE SIXTH ISSUER NOTES AND PURCHASES

        This Global Sixth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Sixth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System ("EUROCLEAR") and Clearstream, Luxembourg Banking, societe anonyme ("CLEARSTREAM, LUXEMBOURG") are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or
        (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Sixth Issuer Closing Date, the Sixth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Sixth Issuer Notes which would not be required were the relevant Sixth Issuer Notes in definitive registered form. Thereupon the holder of this Global Sixth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in SECTION 3 above)) may give notice to the Sixth Issuer, and the Sixth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Sixth Issuer Note for Definitive Sixth Issuer Notes on or after the Exchange Date (as defined below).

        On or after the Exchange Date, the holder of this Global Sixth Issuer Note shall surrender this Global Sixth Issuer Note to or to the order of the Registrar. In exchange for this Global Sixth Issuer Note the Sixth Issuer will deliver, or procure the delivery of, Definitive Sixth Issuer Notes in registered form in denominations of (euro)10,000 or
        (euro)100,000 each or any integral multiple thereOF, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Sixth Issuer Note.

        "EXCHANGE DATE" means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

        Upon the cancellation of a part of this Global Sixth Issuer Note in accordance with the Sixth Issuer Trust Deed, the Conditions and the Sixth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on

        Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Sixth Issuer Note for Definitive Sixth Issuer Notes this Global Sixth Issuer Note, shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Sixth Issuer Note requests, returned to it together with any relevant Definitive Sixth Issuer Notes.

3.      PAYMENTS

        Until the entire principal amount of this Global Sixth Issuer Note has been extinguished, this Global Sixth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Sixth Issuer Trust Deed and the Sixth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Sixth Issuer Notes represented by this Global Sixth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Sixth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part I of the Schedule hereto.

        Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Sixth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

        All payments of any amounts payable and paid to the registered holder of this Global Sixth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.      EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

        References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.      AUTHENTICATION

        This Global Sixth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.      GOVERNING LAW

        This Global Sixth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Sixth Issuer has caused this Global Sixth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

HOLMES FINANCING (NO. 6) PLC


By:
   ------------------------------------
(Duly authorised)

Issued in London, England on ___, 2002.


CERTIFICATE OF AUTHENTICATION

This Global Sixth Issuer Note is duly authenticated without recourse, warranty or liability.


.......................................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                  THE SCHEDULE

                                     PART I

                   PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Sixth Issuer Note have been made:

Date   Interest   Premium   Principal   Remaining principal        Notation
made   Paid       Paid      Paid        amount of this             made on
                                        Global Sixth Issuer Note   behalf of the
                                        following such payment     Sixth Issuer

       (euro)     (euro)    (euro)             (euro)

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

                                     PART II

                                   EXCHANGES,
                           PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Sixth Issuer Notes and purchases and cancellations of a part of this Global Sixth Issuer Note have been made:


Date made   Part of principal   Part of principal    Aggregate principal amount    Notation made on
            amount exchanged    amount purchased     following such exchange,      behalf of the
            for Definitive      and cancelled        purchase or cancellation      Sixth Issuer
            Sixth Issuer Notes

                  (euro)            (euro)                   (euro)
---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------


                                     PART H

                    SERIES 3 CLASS B GLOBAL SIXTH ISSUER NOTE


THIS SIXTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE SIXTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.


                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

                    SERIES 3 CLASS B GLOBAL SIXTH ISSUER NOTE
                               representing up to

   (EURO)[40,000,000] SERIES 3 CLASS B ASSET BACKED FLOATING RATE SIXTH ISSUER
                              NOTES DUE [JULY 2040]

This Series 3 Class B Sixth Issuer Note is a Global Sixth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 3 Class B Sixth Issuer Notes of HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER"), designated as specified in the title hereof (the "SIXTH ISSUER NOTES"), limited to the aggregate principal amount of up to [forty million] euro ((euro)[40,000,000]) and governed by a Sixth Issuer TruST Deed dated ___, 2002 (the "SIXTH ISSUER TRUST DEED") between the Sixth Issuer andThe Bank of New York, as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE"). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Sixth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions Schedule and the Sixth Issuer Master Definitions Schedule, both dated and made on ___, 2002 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Sixth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Sixth Issuer Note shall be that amount not exceeding (euro)[40,000,000] as shall be shown BY the latest entry duly made in the Schedule hereto.

This is to certify that:

                ___ as nominee on behalf of the Common Depositary

is/are the duly registered holder(s) of one of the above-mentioned registered Global Sixth Issuer Note. This Global Sixth Issuer Note is evidence of entitlement only. Title to the Global Sixth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Sixth Issuer Note.

1.      PROMISE TO PAY

        Subject as provided in this Global Sixth Issuer Note the Sixth Issuer promises to pay to the registered holder hereof the principal amount of this Global Sixth Issuer Note (being at the date hereof [thirty nine million] euro ((euro)[39,000,000])) on the Interest Payment Date falling in [JuLY 2040] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Sixth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Sixth Issuer Note at the rates determined in accordance with Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Sixth Issuer Trust Deed.

2.      EXCHANGE FOR DEFINITIVE SIXTH ISSUER NOTES AND PURCHASES

        This Global Sixth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Sixth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System ("EUROCLEAR") and Clearstream, Luxembourg Banking, societe anonyme ("CLEARSTREAM, LUXEMBOURG") are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or
        (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Sixth Issuer Closing Date, the Sixth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Sixth Issuer Notes which would not be required were the relevant Sixth Issuer Notes in definitive registered form. Thereupon the holder of this Global Sixth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in SECTION 3 hereof)) may give notice to the Sixth Issuer, and the Sixth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Sixth Issuer Note for Definitive Sixth Issuer Notes on or after the Exchange Date (as defined below).

        On or after the Exchange Date, the holder of this Global Sixth Issuer Note shall surrender this Global Sixth Issuer Note to or to the order of the Registrar. In exchange for this Global Sixth Issuer Note the Sixth Issuer will deliver, or procure the delivery of, Definitive Sixth Issuer Notes in registered form in denominations of (euro)10,000 or
        (euro)100,000 each or any integral multiple thereOF, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Sixth Issuer Note.

        "EXCHANGE DATE" means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

        Upon the cancellation of a part of this Global Sixth Issuer Note in accordance with the Sixth Issuer Trust Deed, the Conditions and the Sixth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Sixth Issuer Note for Definitive Sixth Issuer Notes this Global Sixth Issuer Note, shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Sixth Issuer Note requests, returned to it together with any relevant Definitive Sixth Issuer Notes.

3.      PAYMENTS

        Until the entire principal amount of this Global Sixth Issuer Note has been extinguished, this Global Sixth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Sixth Issuer Trust Deed and the Sixth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Sixth Issuer Notes represented by this Global Sixth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Sixth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part I of the Schedule hereto.

        Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Sixth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

        All payments of any amounts payable and paid to the registered holder of this Global Sixth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.      EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

        References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.      AUTHENTICATION

        This Global Sixth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.      GOVERNING LAW

        This Global Sixth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.


IN WITNESS WHEREOF the Sixth Issuer has caused this Global Sixth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.


HOLMES FINANCING (NO. 6) PLC


By:
   ------------------------------------
(Duly authorised)

Issued in London, England on ___, 2002.


CERTIFICATE OF AUTHENTICATION

This Global Sixth Issuer Note is duly authenticated without recourse, warranty or liability.


.......................................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                  THE SCHEDULE

                                     PART I

                   PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Sixth Issuer Note have been made:

Date   Interest   Premium   Principal   Remaining principal        Notation
made   Paid       Paid      Paid        amount of this             made on
                                        Global Sixth Issuer Note   behalf of the
                                        following such payment     Sixth Issuer

       (euro)     (euro)     (euro)            (euro)

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

                                     PART II

                                   EXCHANGES,
                           PURCHASES AND CANCELLATIONS


The following exchanges for Definitive Sixth Issuer Notes and purchases and cancellations of a part of this Global Sixth Issuer Note have been made:


Date made   Part of principal   Part of principal    Aggregate principal amount    Notation made on
            amount exchanged    amount purchased     following such exchange,      behalf of the
            for Definitive      and cancelled        purchase or cancellation      Sixth Issuer
            Sixth Issuer Notes

                 (euro)              (euro)                   (euro)
---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------



                                     PART I

                    SERIES 3 CLASS C GLOBAL SIXTH ISSUER NOTE


THIS SIXTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE SIXTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.


                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

                    SERIES 3 CLASS C GLOBAL SIXTH ISSUER NOTE
                               representing up to

   (EURO)[69,000,000] SERIES 3 CLASS C ASSET BACKED FLOATING RATE SIXTH ISSUER
                              NOTES DUE [JULY 2040]

This Series 3 Class C Sixth Issuer Note is a Global Sixth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 3 Class C Sixth Issuer Notes of HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER"), designated as specified in the title hereof (the "SIXTH ISSUER NOTES"), limited to the aggregate principal amount of up to [sixty nine million] euro ((euro)[69,000,000]) and governed by a Sixth IssuER Trust Deed dated ___, 2002 (the "SIXTH ISSUER TRUST DEED") between the Sixth Issuer and The Bank of New York, as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE"). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Sixth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions Schedule and the Sixth Issuer Master Definitions Schedule, both dated and made on ___, 2002 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Sixth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Sixth Issuer Note shall be that amount not exceeding (euro)[69,000,000] as shall BE shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

                ___ as nominee on behalf of the Common Depositary

is/are the duly registered holder(s) of one of the above-mentioned registered Global Sixth Issuer Note. This Global Sixth Issuer Note is evidence of entitlement only. Title to the Global Sixth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Sixth Issuer Note.

1.      PROMISE TO PAY

        Subject as provided in this Global Sixth Issuer Note the Sixth Issuer promises to pay to the registered holder hereof the principal amount of this Global Sixth Issuer Note (being at the date hereof [sixty nine million] euro ((euro)[69,000,000])) on the Interest Payment Date falling in [July 2040] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Sixth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Sixth Issuer Note at the rates determined in accordance with Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Sixth Issuer Trust Deed.

2.      EXCHANGE FOR DEFINITIVE SIXTH ISSUER NOTES AND PURCHASES

        This Global Sixth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Sixth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System ("EUROCLEAR") and Clearstream, Luxembourg Banking, societe anonyme ("CLEARSTREAM, LUXEMBOURG") are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or
        (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Sixth Issuer Closing Date, the Sixth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Sixth Issuer Notes which would not be required were the relevant Sixth Issuer Notes in definitive registered form. Thereupon the holder of this Global Sixth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in SECTION 3 hereof)) may give notice to the Sixth Issuer, and the Sixth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Sixth Issuer Note for Definitive Sixth Issuer Notes on or after the Exchange Date (as defined below).

        On or after the Exchange Date, the holder of this Global Sixth Issuer Note shall surrender this Global Sixth Issuer Note to or to the order of the Registrar. In exchange for this Global Sixth Issuer Note the Sixth Issuer will deliver, or procure the delivery of, Definitive Sixth Issuer Notes in registered form in denominations of (euro)10,000 or
        (euro)100,000 each or any integral multiple thereOF, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Sixth Issuer Note.

        "EXCHANGE DATE" means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

        Upon the cancellation of a part of this Global Sixth Issuer Note in accordance with the Sixth Issuer Trust Deed, the Conditions and the Sixth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Sixth Issuer Note for Definitive Sixth Issuer Notes this Global Sixth Issuer Note, shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Sixth Issuer Note requests, returned to it together with any relevant Definitive Sixth Issuer Notes.

3.      PAYMENTS

        Until the entire principal amount of this Global Sixth Issuer Note has been extinguished, this Global Sixth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Sixth Issuer Trust Deed and the Sixth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Sixth Issuer Notes represented by this Global Sixth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Sixth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part I of the Schedule hereto.

        Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Sixth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

        All payments of any amounts payable and paid to the registered holder of this Global Sixth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.      EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

        References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.      AUTHENTICATION

        This Global Sixth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.      GOVERNING LAW

        This Global Sixth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.


IN WITNESS WHEREOF the Sixth Issuer has caused this Global Sixth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.


HOLMES FINANCING (NO. 6) PLC


By:
   ------------------------------------
(Duly authorised)

Issued in London, England on ___, 2002.


CERTIFICATE OF AUTHENTICATION

This Global Sixth Issuer Note is duly authenticated without recourse, warranty or liability.


....................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                  THE SCHEDULE

                                     PART I

                   PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Sixth Issuer Note have been made:

Date   Interest   Premium   Principal   Remaining principal        Notation
made   Paid       Paid      Paid        amount of this             made on
                                        Global Sixth Issuer Note   behalf of the
                                        following such payment     Sixth Issuer

        (euro)    (euro)     (euro)            (euro)

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

                                     PART II

                                   EXCHANGES,
                           PURCHASES AND CANCELLATIONS


The following exchanges for Definitive Sixth Issuer Notes and purchases and cancellations of a part of this Global Sixth Issuer Note have been made:


Date made   Part of principal   Part of principal    Aggregate principal amount    Notation made on
            amount exchanged    amount purchased     following such exchange,      behalf of the
            for Definitive      and cancelled        purchase or cancellation      Sixth Issuer
            Sixth Issuer Notes

                  (euro)             (euro)                    (euro)
---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------


                                     PART J

                   SERIES 4 CLASS A1 GLOBAL SIXTH ISSUER NOTE


                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

                   SERIES 4 CLASS A1 GLOBAL SIXTH ISSUER NOTE
                               representing up to

   US$[750,000,000] SERIES 4 CLASS A1 ASSET BACKED FLOATING RATE SIXTH ISSUER
                            NOTES DUE [OCTOBER 2009]

This Series 4 Class A1 Sixth Issuer Note is a Global Sixth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 4 Class A1 Sixth Issuer Notes of HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER"), designated as specified in the title hereof (the "SIXTH ISSUER NOTES"), limited to the aggregate principal amount of up to [seven hundred and fifty million] US dollars (US$[750,000,000]) and governed by a Sixth Issuer Trust Deed dated ___, 2002 (the "SIXTH ISSUER TRUST DEED") between the Sixth Issuer and The Bank of New York, as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE"). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Sixth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Sixth Issuer Master Definitions and Construction Schedule, both dated ___, 2002 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Sixth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Sixth Issuer Note shall be that amount not exceeding US$[750,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

         Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the above-mentioned registered Global Sixth Issuer Note. This Global Sixth Issuer Note is evidence of entitlement only. Title to the Global Sixth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Sixth Issuer Note.

1.      PROMISE TO PAY

        Subject as provided in this Global Sixth Issuer Note the Sixth Issuer promises to pay to the registered holder hereof the principal amount of this Global Sixth Issuer Note (being at the date hereof [seven hundred and fifty million] US dollars (US$[750,000,000])) on the Interest Payment Date falling in [October 2009] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Sixth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Sixth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Sixth Issuer Trust Deed.

2.      EXCHANGE FOR DEFINITIVE SIXTH ISSUER NOTES AND PURCHASES

        This Global Sixth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Sixth Issuer Notes only if (i) The Depositary Trust Company ("DTC") has notified the Sixth Issuer that it is at any time unwilling or unable to continue as holder of this Global Sixth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Sixth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Sixth Issuer Closing Date, the Sixth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Sixth Issuer Notes which would not be required were the relevant Sixth Issuer Notes in definitive registered form. Thereupon the holder of this Global Sixth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in SECTION 3 above)) may give notice to the Sixth Issuer, and the Sixth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Sixth Issuer Note for Definitive Sixth Issuer Notes on or after the Exchange Date (as defined below).

        On or after the Exchange Date, the holder of this Global Sixth Issuer Note shall surrender this Global Sixth Issuer Note to or to the order of the Registrar. In exchange for this Global Sixth Issuer Note the Sixth Issuer will deliver, or procure the delivery of, Definitive Sixth Issuer Notes in registered form in denominations of US$1,000, US$10,000 or US$100,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Sixth Issuer Note.

        "EXCHANGE DATE" means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

        Upon the cancellation of a part of this Global Sixth Issuer Note in accordance with the Sixth Issuer Trust Deed, the Conditions and the Sixth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Sixth Issuer Note for Definitive Sixth Issuer Notes, this Global Sixth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Sixth Issuer Note requests, returned to it together with any relevant Definitive Sixth Issuer Notes.

3.      PAYMENTS

        Until the entire principal amount of this Global Sixth Issuer Note has been extinguished, this Global Sixth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Sixth Issuer Trust Deed and the Sixth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Sixth Issuer Notes represented by this Global Sixth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Sixth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part I of the Schedule hereto.

        Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Sixth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

        All payments of any amounts payable and paid to the registered holder of this Global Sixth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.      DTC

        References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.      AUTHENTICATION

        This Global Sixth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.      GOVERNING LAW

        This Global Sixth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Sixth Issuer has caused this Global Sixth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

HOLMES FINANCING (NO. 6) PLC

By:
   -------------------------------------
(Duly authorised)

Issued in London, England on ___, 2002.

CERTIFICATE OF AUTHENTICATION

This Global Sixth Issuer Note is duly authenticated without recourse, warranty or liability.


.......................................................

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                  THE SCHEDULE

                                     PART I

                   PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST


The following payments on this Global Sixth Issuer Note have been made:

Date   Interest   Premium   Principal   Remaining principal        Notation
made   Paid       Paid      Paid        amount of this             made on
                                        Global Sixth Issuer Note   behalf of the
                                        following such payment     Sixth Issuer

         US$        US$       US$                US$

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

                                     PART II

                                   EXCHANGES,
                           PURCHASES AND CANCELLATIONS


The following exchanges for Definitive Sixth Issuer Notes and purchases and cancellations of a part of this Global Sixth Issuer Note have been made:


Date made   Part of principal   Part of principal    Aggregate principal amount    Notation made on
            amount exchanged    amount purchased     following such exchange,      behalf of the
            for Definitive      and cancelled        purchase or cancellation      Sixth Issuer
            Sixth Issuer Notes

                    US$                US$                     US$
---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------


                                    PART [K]

                   SERIES 4 CLASS A2 GLOBAL SIXTH ISSUER NOTE
                               [ISIN CH0013170276]

THIS SIXTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE SIXTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          HOLMES FINANCING (NO. 6) PLC

              (Incorporated with limited liability in England with
                          registered number [4359738])

                   SERIES 4 CLASS A2 GLOBAL SIXTH ISSUER NOTE
                               representing up to

     CHF700,000,000 SERIES 4 CLASS A2 ASSET BACKED FIXED-FLOATING RATE SIXTH
                         ISSUER NOTES DUE OCTOBER 2009

This Series 4 Class A2 Sixth Issuer Note is a Global Sixth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 4 Class A2 Sixth Issuer Notes of HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER"), designated as specified in the title hereof (the "SIXTH ISSUER NOTES"), limited to the aggregate principal amount of up to [seven hundred million] Swiss francs (CHF700,000,000) and governed by a Sixth Issuer Trust Deed dated ___, 2002 (the "SIXTH ISSUER TRUST DEED") between the Sixth Issuer and The Bank of New York, as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE"). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Sixth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Sixth Issuer Master Definitions and Construction Schedule, both dated ___, 2002 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Sixth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Sixth Issuer Note shall be that amount not exceeding CHF700,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

Transfer of this Global Sixth Issuer Note shall be by delivery.

1.      PROMISE TO PAY

        Subject as provided in this Global Sixth Issuer Note the Sixth Issuer promises to pay to the bearer hereof the principal amount of this Global Sixth Issuer Note (being at the date hereof [seven hundred] million Swiss francs (CHF[700,000,000])) on the Interest Payment Date falling in [October 2009] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Sixth Issuer Trust Deed) and to pay interest annually or quarterly, as the case may be, in arrear on each Interest Payment Date on the principal amount from time to time of this Global Sixth Issuer Note at the rates determined in accordance with Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Sixth Issuer Trust Deed.

2.      EXCHANGE FOR DEFINITIVE SIXTH ISSUER NOTES AND PURCHASES

        This Global Sixth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Sixth Issuer Notes only if (i) the Swiss Principal Paying Agent deems the printing of Definitive Sixth Issuer Notes to be necessary or useful, or (ii) the presentation of Definitive Sixth Issuer Notes is required by Swiss or foreign laws in connection with the enforcement of rights (including cases of bankruptcy, consolidation or reorganisation of the Sixth Issuer). Thereupon the holder of this Global Sixth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in SECTION 3 above)) may give notice to the Sixth Issuer, and the Sixth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Sixth Issuer Note for Definitive Sixth Issuer Notes on or after the Exchange Date (as defined below).

        On or after the Exchange Date, the holder of this Global Sixth Issuer Note shall surrender this Global Sixth Issuer Note to or to the order of the Swiss Principal Paying Agent. In exchange for this Global Sixth Issuer Note the Sixth Issuer will deliver, or procure the delivery of, Definitive Sixth Issuer Notes in bearer form in denominations of CHF5,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Sixth Issuer Note.

        "EXCHANGE DATE" means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Swiss Principal Paying Agent is located and in the city in which the relevant clearing system is located.

        Upon the cancellation of a part of this Global Sixth Issuer Note in accordance with the Sixth Issuer Trust Deed, the Conditions and the Swiss Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Swiss Principal Paying Agent on behalf of the Sixth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Sixth Issuer Note for Definitive Sixth Issuer Note, this Global Sixth Issuer Note shall be surrendered to or to the order of the Swiss Principal Paying Agent and cancelled and, if the holder of this Global Sixth Issuer Note requests, returned to it together with any relevant Definitive Sixth Issuer Notes.

3.      PAYMENTS

        Until the entire principal amount of this Global Sixth Issuer Note has been extinguished, this Global Sixth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Sixth Issuer Trust Deed and the Sixth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Sixth Issuer Notes represented by this Global Sixth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Sixth Issuer Note the amount so paid shall be endorsed by or on behalf of the Swiss Principal Paying Agent on behalf of the Sixth Issuer on Part I of the Schedule hereto.

        Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Sixth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

        All payments of any amounts payable and paid to the bearer of this Global Sixth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.      AUTHENTICATION

        This Global Sixth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Swiss Principal Paying Agent.

5.      GOVERNING LAW

        This Global Sixth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.


IN WITNESS WHEREOF the Sixth Issuer has caused this Global Sixth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.


HOLMES FINANCING (NO. 6) PLC



By:
   ------------------------------------
(Duly authorised)

Issued in London, England on ___, 2002.

CERTIFICATE OF AUTHENTICATION

This Global Sixth Issuer Note is duly authenticated without recourse, warranty or liability.


.......................................................
Duly authorised
for and on behalf of
UBS AG
as Swiss Principal Paying Agent

                                  THE SCHEDULE

                                     PART I

                   PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Sixth Issuer Note have been made:

Date   Interest   Premium   Principal   Remaining principal        Notation
made   Paid       Paid      Paid        amount of this             made on
                                        Global Sixth Issuer Note   behalf of the
                                        following such payment     Sixth Issuer

         CHF       CHF         CHF               CHF

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

                                     PART II

                                   EXCHANGES,
                           PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Sixth Issuer Notes and purchases and cancellations of a part of this Global Sixth Issuer Note have been made:


Date made   Part of principal   Part of principal    Aggregate principal amount    Notation made on
            amount exchanged    amount purchased     following such exchange,      behalf of the
            for Definitive      and cancelled        purchase or cancellation      Sixth Issuer
            Sixth Issuer Notes

                    CHF                CHF                     CHF
---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------


                                     PART L

                    SERIES 4 CLASS B GLOBAL SIXTH ISSUER NOTE


                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

                    SERIES 4 CLASS B GLOBAL SIXTH ISSUER NOTE
                               representing up to

 US$[41,000,000] SERIES 4 CLASS B ASSET BACKED FLOATING RATE SIXTH ISSUER NOTES
                                DUE [JULY 2040]

This Series 4 Class B Sixth Issuer Note is a Global Sixth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 4 Class B Sixth Issuer Notes of HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER"), designated as specified in the title hereof (the "SIXTH ISSUER NOTES"), limited to the aggregate principal amount of up to [forty one million] US dollars (US$[41,000,000]) and governed by a Sixth Issuer Trust Deed dated ___, 2002 (the "SIXTH ISSUER TRUST DEED") between the Sixth Issuer and The Bank of New York, as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE"). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Sixth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Sixth Issuer Master Definitions and Construction Schedule, both dated ___, 2002 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Sixth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Sixth Issuer Note shall be that amount not exceeding US$[41,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

         Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the above-mentioned registered Global Sixth Issuer Note. This Global Sixth Issuer Note is evidence of entitlement only. Title to the Global Sixth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Sixth Issuer Note.

1.      PROMISE TO PAY

        Subject as provided in this Global Sixth Issuer Note the Sixth Issuer promises to pay to the registered holder hereof the principal amount of this Global Sixth Issuer Note (being at the date hereof [forty one million] US dollars (US$[41,000,000])) on the Interest Payment Date falling in [July 2040] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Sixth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Sixth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Sixth Issuer Trust Deed.

2.      EXCHANGE FOR DEFINITIVE SIXTH ISSUER NOTES AND PURCHASES

        This Global Sixth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Sixth Issuer Notes only if (i) The Depositary Trust Company ("DTC") has notified the Sixth Issuer that it is at any time unwilling or unable to continue as holder of this Global Sixth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Sixth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Sixth Issuer Closing Date, the Sixth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Sixth Issuer Notes which would not be required were the relevant Sixth Issuer Notes in definitive registered form. Thereupon the holder of this Global Sixth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in SECTION 3 above)) may give notice to the Sixth Issuer, and the Sixth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Sixth Issuer Note for Definitive Sixth Issuer Notes on or after the Exchange Date (as defined below).

        On or after the Exchange Date, the holder of this Global Sixth Issuer Note shall surrender this Global Sixth Issuer Note to or to the order of the Registrar. In exchange for this Global Sixth Issuer Note the Sixth Issuer will deliver, or procure the delivery of, Definitive Sixth Issuer Notes in registered form in denominations of US$1000, US$10,000 or US$100,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Sixth Issuer Note.

        "EXCHANGE DATE" means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

        Upon the cancellation of a part of this Global Sixth Issuer Note in accordance with the Sixth Issuer Trust Deed, the Conditions and the Sixth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Sixth Issuer Note for Definitive Sixth Issuer Notes, this Global Sixth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Sixth Issuer Note requests, returned to it together with any relevant Definitive Sixth Issuer Notes.

3.      PAYMENTS

        Until the entire principal amount of this Global Sixth Issuer Note has been extinguished, this Global Sixth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Sixth Issuer Trust Deed and the Sixth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Sixth Issuer Notes represented by this Global Sixth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Sixth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part I of the Schedule hereto.

        Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Sixth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

        All payments of any amounts payable and paid to the registered holder of this Global Sixth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.      DTC

        References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.      AUTHENTICATION

        This Global Sixth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.      GOVERNING LAW

        This Global Sixth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Sixth Issuer has caused this Global Sixth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

HOLMES FINANCING (NO. 6) PLC

By:
   ------------------------------------
(Duly authorised)

Issued in London, England on ___, 2002.

CERTIFICATE OF AUTHENTICATION

This Global Sixth Issuer Note is duly authenticated without recourse, warranty or liability.


.......................................................

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                  THE SCHEDULE

                                     PART I

                   PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Sixth Issuer Note have been made:

Date   Interest   Premium   Principal   Remaining principal        Notation
made   Paid       Paid      Paid        amount of this             made on
                                        Global Sixth Issuer Note   behalf of the
                                        following such payment     Sixth Issuer

         US$        US$       US$                US$

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

                                     PART II

                                   EXCHANGES,
                           PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Sixth Issuer Notes and purchases and cancellations of a part of this Global Sixth Issuer Note have been made:


Date made   Part of principal   Part of principal    Aggregate principal amount    Notation made on
            amount exchanged    amount purchased     following such exchange,      behalf of the
            for Definitive      and cancelled        purchase or cancellation      Sixth Issuer
            Sixth Issuer Notes

                    US$                US$                     US$
---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------


                                     PART M

                    SERIES 4 CLASS C GLOBAL SIXTH ISSUER NOTE


                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

                    SERIES 4 CLASS C GLOBAL SIXTH ISSUER NOTE
                               representing up to

 US$[70,000,000] SERIES 4 CLASS C ASSET BACKED FLOATING RATE SIXTH ISSUER NOTES
                                 DUE [JULY 2040]

This Series 4 Class C Sixth Issuer Note is a Global Sixth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 4 Class C Sixth Issuer Notes of HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER"), designated as specified in the title hereof (the "SIXTH ISSUER NOTES"), limited to the aggregate principal amount of up to [seventy million] US dollars (US$[70,000,000]) and governed by a Sixth Issuer Trust Deed dated ___, 2002 (the "SIXTH ISSUER TRUST DEED") between the Sixth Issuer and The Bank of New York, as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE"). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Sixth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Sixth Issuer Master Definitions and Construction Schedule, both dated ___, 2002 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Sixth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Sixth Issuer Note shall be that amount not exceeding US$[70,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

         Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the above-mentioned registered Global Sixth Issuer Note. This Global Sixth Issuer Note is evidence of entitlement only. Title to the Global Sixth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Sixth Issuer Note.

1.      PROMISE TO PAY

        Subject as provided in this Global Sixth Issuer Note the Sixth Issuer promises to pay to the registered holder hereof the principal amount of this Global Sixth Issuer Note (being at the date hereof [seventy million] US dollars (US$[70,000,000]) on the Interest Payment Date falling in [July 2040] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Sixth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Sixth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Sixth Issuer Trust Deed.

2.      EXCHANGE FOR DEFINITIVE SIXTH ISSUER NOTES AND PURCHASES

        This Global Sixth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Sixth Issuer Notes only if (i) The Depositary Trust Company ("DTC") has notified the Sixth Issuer that it is at any time unwilling or unable to continue as holder of this Global Sixth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Sixth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Sixth Issuer Closing Date, the Sixth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Sixth Issuer Notes which would not be required were the relevant Sixth Issuer Notes in definitive registered form. Thereupon the holder of this Global Sixth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in SECTION 3 above)) may give notice to the Sixth Issuer, and the Sixth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Sixth Issuer Note for Definitive Sixth Issuer Notes on or after the Exchange Date (as defined below).

        On or after the Exchange Date, the holder of this Global Sixth Issuer Note shall surrender this Global Sixth Issuer Note to or to the order of the Registrar. In exchange for this Global Sixth Issuer Note the Sixth Issuer will deliver, or procure the delivery of, Definitive Sixth Issuer Notes in registered form in denominations of US$1,000, US$10,000 or US$100,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Sixth Issuer Note.

        "EXCHANGE DATE" means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

        Upon the cancellation of a part of this Global Sixth Issuer Note in accordance with the Sixth Issuer Trust Deed, the Conditions and the Sixth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Sixth Issuer Note for Definitive Sixth Issuer Notes, this Global Sixth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Sixth Issuer Note requests, returned to it together with any relevant Definitive Sixth Issuer Notes.

3.      PAYMENTS

        Until the entire principal amount of this Global Sixth Issuer Note has been extinguished, this Global Sixth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Sixth Issuer Trust Deed and the Sixth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Sixth Issuer Notes represented by this Global Sixth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Sixth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part I of the Schedule hereto.

        Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Sixth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

        All payments of any amounts payable and paid to the registered holder of this Global Sixth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.      DTC

        References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.      AUTHENTICATION

        This Global Sixth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.      GOVERNING LAW

        This Global Sixth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Sixth Issuer has caused this Global Sixth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.


HOLMES FINANCING (NO. 6) PLC


By:
   ------------------------------------
(Duly authorised)

Issued in London, England on ___, 2002.

CERTIFICATE OF AUTHENTICATION

This Global Sixth Issuer Note is duly authenticated without recourse, warranty or liability.


.......................................................

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                  THE SCHEDULE

                                     PART I

                   PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Sixth Issuer Note have been made:

Date   Interest   Premium   Principal   Remaining principal        Notation
made   Paid       Paid      Paid        amount of this             made on
                                        Global Sixth Issuer Note   behalf of the
                                        following such payment     Sixth Issue

         US$       US$        US$                US$

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

                                     PART II

                                   EXCHANGES,
                           PURCHASES AND CANCELLATIONS


The following exchanges for Definitive Sixth Issuer Notes and purchases and cancellations of a part of this Global Sixth Issuer Note have been made:


Date made   Part of principal   Part of principal    Aggregate principal amount    Notation made on
            amount exchanged    amount purchased     following such exchange,      behalf of the
            for Definitive      and cancelled        purchase or cancellation      Sixth Issuer
            Sixth Issuer Notes

                    US$                US$                     US$
---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------


                                     PART N

                    SERIES 5 CLASS A GLOBAL SIXTH ISSUER NOTE


THIS SIXTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE SIXTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

                    SERIES 5 CLASS A GLOBAL SIXTH ISSUER NOTE
                               representing up to

  (POUND)[750,000,000] SERIES 5 CLASS A ASSET BACKED FLOATING RATE SIXTH ISSUER
                             NOTES DUE [JULY 2040 ]

This Series 5 Class A Sixth Issuer Note is a Global Sixth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 5 Class A Sixth Issuer Notes of HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER"), designated as specified in the title hereof (the "SIXTH ISSUER NOTES"), limited to the aggregate principal amount of up to [seven hundred and fifty million] pounds sterling ((pound)[750,000,000]) AND governed by a Sixth Issuer Trust Deed dated ___, 2002 (the "SIXTH ISSUER TRUST DEED") between the Sixth Issuer and The Bank of New York, as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE"). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Sixth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Sixth Issuer Master Definitions and Construction Schedule, both dated ___, 2002 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Sixth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Sixth Issuer Note shall be that amount not exceeding (pound)[750,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

                ___ as nominee on behalf of the Common Depositary

is/are the duly registered holder(s) of one of the above-mentioned registered Global Sixth Issuer Note. This Global Sixth Issuer Note is evidence of entitlement only. Title to the Global Sixth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Sixth Issuer Note.

1.      PROMISE TO PAY

        Subject as provided in this Global Sixth Issuer Note the Sixth Issuer promises to pay to the registered holder hereof the principal amount of this Global Sixth Issuer Note (being at the date hereof [seven hundred and fifty million] pounds sterling ((pound)[750,000,000])) on the Interest PaymENT Date falling in [July 2040] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Sixth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Sixth Issuer Note at the rates determined in accordance with Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Sixth Issuer Trust Deed.

2.      EXCHANGE FOR DEFINITIVE SIXTH ISSUER NOTES AND PURCHASES

        This Global Sixth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Sixth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System ("EUROCLEAR") and Clearstream, Luxembourg Banking, societe anonyme ("CLEARSTREAM, LUXEMBOURG") are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or
        (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Sixth Issuer Closing Date, the Sixth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Sixth Issuer Notes which would not be required were the relevant Sixth Issuer Notes in definitive registered form. Thereupon the holder of this Global Sixth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in SECTION 3 hereof)) may give notice to the Sixth Issuer, and the Sixth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Sixth Issuer Note for Definitive Sixth Issuer Notes on or after the Exchange Date (as defined below).

        On or after the Exchange Date, the holder of this Global Sixth Issuer Note shall surrender this Global Sixth Issuer Note to or to the order of the Registrar. In exchange for this Global Sixth Issuer Note the Sixth Issuer will deliver, or procure the delivery of, Definitive Sixth Issuer Notes in registered form in denominations of (pound)10,000 or (pound)100,000 each or any integral multiple theREOf, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Sixth Issuer Note.

        "EXCHANGE DATE" means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

        Upon the cancellation of a part of this Global Sixth Issuer Note in accordance with the Sixth Issuer Trust Deed, the Conditions and the Sixth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Sixth Issuer Note for Definitive Sixth Issuer Notes this Global Sixth Issuer Note, shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Sixth Issuer Note requests, returned to it together with any relevant Definitive Sixth Issuer Notes.

3.      PAYMENTS

        Until the entire principal amount of this Global Sixth Issuer Note has been extinguished, this Global Sixth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Sixth Issuer Trust Deed and the Sixth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Sixth Issuer Notes represented by this Global Sixth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Sixth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part I of the Schedule hereto.

        Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Sixth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

        All payments of any amounts payable and paid to the registered holder of this Global Sixth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.      EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

        References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.      AUTHENTICATION

        This Global Sixth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.      GOVERNING LAW

        This Global Sixth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Sixth Issuer has caused this Global Sixth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.


HOLMES FINANCING (NO. 6) PLC


By:
   ------------------------------------
(Duly authorised)

Issued in London, England on ___, 2002.


CERTIFICATE OF AUTHENTICATION

This Global Sixth Issuer Note is duly authenticated without recourse, warranty or liability.


.......................................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                  THE SCHEDULE

                                     PART I

                   PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Sixth Issuer Note have been made:

Date   Interest   Premium   Principal   Remaining principal        Notation
made   Paid       Paid      Paid        amount of this             made on
                                        Global Sixth Issuer Note   behalf of the
                                        following such payment     Sixth Issuer

        (pound)   (pound)    (pound)           (pound)

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

                                     PART II

                                   EXCHANGES,
                           PURCHASES AND CANCELLATIONS


The following exchanges for Definitive Sixth Issuer Notes and purchases and cancellations of a part of this Global Sixth Issuer Note have been made:


Date made   Part of principal   Part of principal    Aggregate principal amount    Notation made on
            amount exchanged    amount purchased     following such exchange,      behalf of the
            for Definitive      and cancelled        purchase or cancellation      Sixth Issuer
            Sixth Issuer Notes

                 (pound)             (pound)               (pound)
---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------


                                     PART O

                    SERIES 4 CLASS B GLOBAL SIXTH ISSUER NOTE


THIS SIXTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE SIXTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

                    SERIES 5 CLASS B GLOBAL SIXTH ISSUER NOTE
                               representing up to

  (POUND)[25,000,000] SERIES 5 CLASS B ASSET BACKED FLOATING RATE SIXTH ISSUER
                             NOTES DUE [JULY 2040 ]

This Series 5 Class B Sixth Issuer Note is a Global Sixth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 5 Class B Sixth Issuer Notes of HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER"), designated as specified in the title hereof (the "SIXTH ISSUER NOTES"), limited to the aggregate principal amount of up to [twenty five million] pounds sterling ((pound)[25,000,000]) and governed bY A Sixth Issuer Trust Deed dated ___, 2002 (the "SIXTH ISSUER TRUST DEED") between the Sixth Issuer and The Bank of New York, as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE"). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Sixth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Sixth Issuer Master Definitions and Construction Schedule, both dated ___, 2002 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Sixth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Sixth Issuer Note shall be that amount not exceeding (pound)[25,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

                ___ as nominee on behalf of the Common Depositary

is/are the duly registered holder(s) of one of the above-mentioned registered Global Sixth Issuer Note. This Global Sixth Issuer Note is evidence of entitlement only. Title to the Global Sixth Issuer

Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Sixth Issuer Note.

1.      PROMISE TO PAY

        Subject as provided in this Global Sixth Issuer Note the Sixth Issuer promises to pay to the registered holder hereof the principal amount of this Global Sixth Issuer Note (being at the date hereof [twenty five million] pounds sterling ((pound)[25,000,000])) on the Interest Payment Date fallING in [July 2040] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Sixth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Sixth Issuer Note at the rates determined in accordance with Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Sixth Issuer Trust Deed.

2.      EXCHANGE FOR DEFINITIVE SIXTH ISSUER NOTES AND PURCHASES

        This Global Sixth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Sixth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System ("EUROCLEAR") and Clearstream, Luxembourg Banking, societe anonyme ("CLEARSTREAM, LUXEMBOURG") are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or
        (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Sixth Issuer Closing Date, the Sixth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Sixth Issuer Notes which would not be required were the relevant Sixth Issuer Notes in definitive registered form. Thereupon the holder of this Global Sixth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in SECTION 3 hereof)) may give notice to the Sixth Issuer, and the Sixth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Sixth Issuer Note for Definitive Sixth Issuer Notes on or after the Exchange Date (as defined below).

        On or after the Exchange Date, the holder of this Global Sixth Issuer Note shall surrender this Global Sixth Issuer Note to or to the order of the Registrar. In exchange for this Global Sixth Issuer Note the Sixth Issuer will deliver, or procure the delivery of, Definitive Sixth Issuer Notes in registered form in denominations of (pound)10,000 or (pound)100,000 each or any integral multiple theREOf, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Sixth Issuer Note.

        "EXCHANGE DATE" means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

        Upon the cancellation of a part of this Global Sixth Issuer Note in accordance with the Sixth Issuer Trust Deed, the Conditions and the Sixth Issuer Paying Agent and Agent Bank

        Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Sixth Issuer Note for Definitive Sixth Issuer Notes this Global Sixth Issuer Note, shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Sixth Issuer Note requests, returned to it together with any relevant Definitive Sixth Issuer Notes.

3.      PAYMENTS

        Until the entire principal amount of this Global Sixth Issuer Note has been extinguished, this Global Sixth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Sixth Issuer Trust Deed and the Sixth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Sixth Issuer Notes represented by this Global Sixth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Sixth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part I of the Schedule hereto.

        Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Sixth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

        All payments of any amounts payable and paid to the registered holder of this Global Sixth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.      EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

        References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.      AUTHENTICATION

        This Global Sixth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.      GOVERNING LAW

        This Global Sixth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Sixth Issuer has caused this Global Sixth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.


HOLMES FINANCING (NO. 6) PLC


By:
   ------------------------------------
(Duly authorised)

Issued in London, England on ___, 2002.


CERTIFICATE OF AUTHENTICATION

This Global Sixth Issuer Note is duly authenticated without recourse, warranty or liability.


.......................................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                  THE SCHEDULE

                                     PART I

                   PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Sixth Issuer Note have been made:

Date   Interest   Premium   Principal   Remaining principal        Notation
made   Paid       Paid      Paid        amount of this             made on
                                        Global Sixth Issuer Note   behalf of the
                                        following such payment     Sixth Issuer

       (pound)    (pound)    (pound)            (pound)

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

                                     PART II

                                   EXCHANGES,
                           PURCHASES AND CANCELLATIONS


The following exchanges for Definitive Sixth Issuer Notes and purchases and cancellations of a part of this Global Sixth Issuer Note have been made:


Date made   Part of principal   Part of principal    Aggregate principal amount    Notation made on
            amount exchanged    amount purchased     following such exchange,      behalf of the
            for Definitive      and cancelled        purchase or cancellation      Sixth Issuer
            Sixth Issuer Notes

                 (pound)            (pound)                  (pound)
---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------


                                     PART P

                    SERIES 5 CLASS C GLOBAL SIXTH ISSUER NOTE


THIS SIXTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE SIXTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

                    SERIES 5 CLASS C GLOBAL SIXTH ISSUER NOTE
                               representing up to

  (POUND)[43,000,000] SERIES 5 CLASS C ASSET BACKED FLOATING RATE SIXTH ISSUER
                             NOTES DUE [JULY 2040 ]

This Series 5 Class C Sixth Issuer Note is a Global Sixth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 5 Class C Sixth Issuer Notes of HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER"), designated as specified in the title hereof (the "SIXTH ISSUER NOTES"), limited to the aggregate principal amount of up to [forty three million] pounds sterling ((pound)[43,000,000]) and governed bY A Sixth Issuer Trust Deed dated ___, 2002 (the "SIXTH ISSUER TRUST DEED") between the Sixth Issuer and ___, as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE"). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Sixth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Sixth Issuer Master Definitions and Construction Schedule, both dated ___, 2002 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Sixth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Sixth Issuer Note shall be that amount not exceeding (pound)[43,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

                ___ as nominee on behalf of the Common Depositary

is/are the duly registered holder(s) of one of the above-mentioned registered Global Sixth Issuer Note. This Global Sixth Issuer Note is evidence of entitlement only. Title to the Global Sixth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Sixth Issuer Note.

1.      PROMISE TO PAY

        Subject as provided in this Global Sixth Issuer Note the Sixth Issuer promises to pay to the registered holder hereof the principal amount of this Global Sixth Issuer Note (being at the date hereof [forty three million] pounds sterling ((pound)[43,000,000])) on the Interest Payment Date fallING in [July 2040] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Sixth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Sixth Issuer Note at the rates determined in accordance with Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Sixth Issuer Trust Deed.

2.      EXCHANGE FOR DEFINITIVE SIXTH ISSUER NOTES AND PURCHASES

        This Global Sixth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Sixth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System ("EUROCLEAR") and Clearstream, Luxembourg Banking, societe anonyme ("CLEARSTREAM, LUXEMBOURG") are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or
        (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Sixth Issuer Closing Date, the Sixth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Sixth Issuer Notes which would not be required were the relevant Sixth Issuer Notes in definitive registered form. Thereupon the holder of this Global Sixth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in SECTION 3 above)) may give notice to the Sixth Issuer, and the Sixth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Sixth Issuer Note for Definitive Sixth Issuer Notes on or after the Exchange Date (as defined below).

        On or after the Exchange Date, the holder of this Global Sixth Issuer Note shall surrender this Global Sixth Issuer Note to or to the order of the Registrar. In exchange for this Global Sixth Issuer Note the Sixth Issuer will deliver, or procure the delivery of, Definitive Sixth Issuer Notes in registered form in denominations of (pound)10,000 or (pound)100,000 each or any integral multiple theREOf, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Sixth Issuer Note.

        "EXCHANGE DATE" means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

        Upon the cancellation of a part of this Global Sixth Issuer Note in accordance with the Sixth Issuer Trust Deed, the Conditions and the Sixth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Sixth Issuer Note for Definitive Sixth Issuer Notes this Global Sixth Issuer Note, shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Sixth Issuer Note requests, returned to it together with any relevant Definitive Sixth Issuer Notes.

3.      PAYMENTS

        Until the entire principal amount of this Global Sixth Issuer Note has been extinguished, this Global Sixth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Sixth Issuer Trust Deed and the Sixth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Sixth Issuer Notes represented by this Global Sixth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Sixth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Sixth Issuer on Part I of the Schedule hereto.

        Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Sixth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

        All payments of any amounts payable and paid to the registered holder of this Global Sixth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.      EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

        References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.      AUTHENTICATION

        This Global Sixth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.      GOVERNING LAW

        This Global Sixth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.


IN WITNESS WHEREOF the Sixth Issuer has caused this Global Sixth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.


HOLMES FINANCING (NO. 6) PLC


By:
   ------------------------------------
(Duly authorised)

Issued in London, England on ___, 2002.


CERTIFICATE OF AUTHENTICATION

This Global Sixth Issuer Note is duly authenticated without recourse, warranty or liability.


.......................................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                  THE SCHEDULE

                                     PART I

                   PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Sixth Issuer Note have been made:

Date   Interest   Premium   Principal   Remaining principal        Notation
made   Paid       Paid      Paid        amount of this             made on
                                        Global Sixth Issuer Note   behalf of the
                                        following such payment     Sixth Issuer

       (pound)    (pound)    (pound)            (pound)

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

----   --------   -------   ---------   ------------------------   -------------

                                     PART II

                                   EXCHANGES,
                           PURCHASES AND CANCELLATIONS


The following exchanges for Definitive Sixth Issuer Notes and purchases and cancellations of a part of this Global Sixth Issuer Note have been made:


Date made   Part of principal   Part of principal    Aggregate principal amount    Notation made on
            amount exchanged    amount purchased     following such exchange,      behalf of the
            for Definitive      and cancelled        purchase or cancellation      Sixth Issuer
            Sixth Issuer Notes

                 (pound)             (pound)                 (pound)
---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------

---------   ------------------  -----------------    --------------------------    ----------------


                                   SCHEDULE 2

                     FORMS OF DEFINITIVE SIXTH ISSUER NOTES

                                     PART A


                  SERIES 1 CLASS A DEFINITIVE SIXTH ISSUER NOTE

--------------------------------------------------------------------------------

  1,000/10,000/100,000     ISIN:US43638WAA71    [SERIES]   [SERIAL NO.]

--------------------------------------------------------------------------------

                           HOLMES FINANCING (NO.6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

         US$[1,000,000,000] SERIES 1 CLASS A ASSET BACKED FLOATING RATE
                      SIXTH ISSUER NOTES DUE [OCTOBER 2003]

This Sixth Issuer Note forms one of a series of Sixth Issuer Notes governed by a Sixth Issuer Trust Deed (the "SIXTH ISSUER TRUST DEED") dated _________, 2002 made between HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER") and THE BANK OF NEW YORK, as trustee for the Noteholders of the Sixth Issuer Notes (the "NOTE TRUSTEE") and issued as registered Sixth Issuer Notes in denominations of US$1,000, US$10,000 or US$100,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Sixth Issuer Notes, such Sixth Issuer Note being in the denomination of US$ (__________ US dollars) and is/are entitled on the Interest Payment Date falling in [October 2003] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                          US$ (___________ US dollars)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon) of this Series 1 Class A Sixth Issuer Note at rates determined in accordance with the said Conditions payable monthly or quarterly, as the case may be, in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Sixth Issuer Note has been executed on behalf of the Sixth Issuer.

                                 HOLMES FINANCING (NO. 6) PLC

                                 By:   __________________________________
                                       Director

                                 By:   __________________________________
                                       Director
Dated

CERTIFICATE OF AUTHENTICATION

This Sixth Issuer Note is duly authenticated without recourse, warranty or liability.

__________________________________

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                (REVERSE OF NOTE)

                                 THE CONDITIONS

[In the form set out in Schedule 3]

                FORM OF TRANSFER OF DEFINITIVE SIXTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or type name and address (including postal code) of transferee)

US$_______________ principal amount of this Sixth Issuer Note and all rights hereunder, hereby irrevocably constituting and appointing _______________ as attorney to transfer such principal amount of this Sixth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO. 6) PLC with full power of substitution.

Signature(s) ____________________

Date:  __________________________

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Sixth Issuer Trust Deed and the Sixth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Sixth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                     PART B

--------------------------------------------------------------------------------

                  SERIES 1 CLASS B DEFINITIVE SIXTH ISSUER NOTE

 1,000/10,000/100,000     ISIN:43638WAB54US      [SERIES]     [SERIAL NO.]

--------------------------------------------------------------------------------

                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

             US$[34,000,000] SERIES 1 CLASS B ASSET BACKED FLOATING
                     RATE SIXTH ISSUER NOTES DUE [JULY 2040]

This Sixth Issuer Note forms one of a series of Sixth Issuer Notes governed by a Sixth Issuer Trust Deed (the "SIXTH ISSUER TRUST DEED") dated _________ made between HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER") and THE BANK OF NEW YORK, as trustee for the Noteholders of the Sixth Issuer Notes (the "NOTE TRUSTEE") and issued as registered Sixth Issuer Notes in denominations of US$1,000, US$10,000 or US$100,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Sixth Issuer Notes, such Sixth Issuer Note being in the denomination of US$ (____________ US dollars) and is/are entitled on the Interest Payment Date falling in [July 2040] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                          US$(____________ US dollars)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon of this Series 1 Class B Sixth Issuer Note) at rates determined in accordance with the said Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Sixth Issuer Note has been executed on behalf of the Sixth Issuer.

                              HOLMES FINANCING (NO. 6) PLC

                              By:  ___________________________________
                                   Director

                              By:  ___________________________________
                                   Director
Dated

CERTIFICATE OF AUTHENTICATION

This Sixth Issuer Note is duly authenticated without recourse, warranty or liability.

___________________________________

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent.

                                (REVERSE OF NOTE)

                                 THE CONDITIONS

[In the form set out in Schedule 3]

                FORM OF TRANSFER OF DEFINITIVE SIXTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or type name and address (including postal code) of transferee)

US$_________________ principal amount of this Sixth Issuer Note and all rights hereunder, hereby irrevocably constituting and appointing
_________________________ as attorney to transfer such principal amount of this Sixth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO. 6) PLC with full power of substitution.

                                              Signature(s) _____________________


Date: ____________________

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Sixth Issuer Trust Deed and the Sixth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Sixth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                     PART C

                  SERIES 1 CLASS C DEFINITIVE SIXTH ISSUER NOTE

--------------------------------------------------------------------------------

   [1,000/10,000/100,000]      [ISIN:US43638WAC38]    [SERIES]   [SERIAL NO.]

--------------------------------------------------------------------------------


                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

             US$[57,000,000] SERIES 1 CLASS C ASSET BACKED FLOATING
                     RATE SIXTH ISSUER NOTES DUE [JULY 2040]

This Sixth Issuer Note forms one of a series of Sixth Issuer Notes governed by a Sixth Issuer Trust Deed (the "SIXTH ISSUER TRUST DEED") dated _________ made between HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER") and THE BANK OF NEW YORK, as trustee for the Noteholders of the Sixth Issuer Notes (the "NOTE TRUSTEE") and issued as registered Sixth Issuer Notes in denominations of US$1,000, US$10,000 or US$100,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Sixth Issuer Notes, such Sixth Issuer Note being in the denomination of US$ ( US dollars) and is/are entitled on the Interest Payment Date falling in [July 2040] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                       US$ (_________________ US dollars)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon of this Series 1 Class C Sixth Issuer Note) at rates determined in accordance with the said Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Sixth Issuer Note has been executed on behalf of the Sixth Issuer.

                                       HOLMES FINANCING (NO. 6) PLC

                                       By:  ____________________________________
                                            Director

                                       By:  ____________________________________
                                            Director
Dated

CERTIFICATE OF AUTHENTICATION

This Sixth Issuer Note is duly authenticated without recourse, warranty or liability.

____________________________________

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                (REVERSE OF NOTE)

                                 THE CONDITIONS

[In the form set out in Schedule 3]

                FORM OF TRANSFER OF DEFINITIVE SIXTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or type name and address (including postal code) of transferee)

US$________________ principal amount of this Sixth Issuer Note and all rights hereunder, hereby irrevocably constituting and appointing ________________ as attorney to transfer such principal amount of this Sixth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO. 6) PLC with full power of substitution.

Signature(s) __________________________


Date: _________________________________

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Sixth Issuer Trust Deed and the Sixth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Sixth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                     PART D

                  SERIES 2 CLASS A DEFINITIVE SIXTH ISSUER NOTE

--------------------------------------------------------------------------------

  [1,000/10,000/100,000]      [ISIN:US43638WAD11]    [SERIES]   [SERIAL NO.]

--------------------------------------------------------------------------------

                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

                US$[1,250,000,000] SERIES 2 CLASS A ASSET BACKED
                FLOATING RATE SIXTH ISSUER NOTES DUE [APRIL 2008]

This Sixth Issuer Note forms one of a series of Sixth Issuer Notes governed by a Sixth Issuer Trust Deed (the "SIXTH ISSUER TRUST DEED") dated _________,
2002 made between HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER") and THE BANK OF NEW YORK, as trustee for the Noteholders of the Sixth Issuer Notes (the "NOTE TRUSTEE") and issued as registered Sixth Issuer Notes in denominations of US$1,000, US$10,000 or US$100,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Sixth Issuer Notes, such Sixth Issuer Note being in the denomination of US$ (__________US dollars) and is/are entitled on the Interest Payment Date falling in [April 2008] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                           US$ (__________ US dollars)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon of this Series 2 Class A Sixth Issuer Note) at rates determined in accordance with the said Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Sixth Issuer Note has been executed on behalf of the Sixth Issuer.

                                    HOLMES FINANCING (NO. 6) PLC

                                    By:  _______________________________________
                                         Director

                                    By:  _______________________________________
                                         Director
Dated

CERTIFICATE OF AUTHENTICATION

This Sixth Issuer Note is duly authenticated without recourse, warranty or liability.

_______________________________________

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                (REVERSE OF NOTE)

                                 THE CONDITIONS

[In the form set out in Schedule 3]

                FORM OF TRANSFER OF DEFINITIVE SIXTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or type name and address (including postal code) of transferee)

US$_______________ principal amount of this Sixth Issuer Note and all rights hereunder, hereby irrevocably constituting and appointing
_________________________ as attorney to transfer such principal amount of this Sixth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO. 6) PLC with full power of substitution.

Signature(s) ________________________


Date:  ______________________________

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Sixth Issuer Trust Deed and the Sixth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Sixth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                     PART E

                  SERIES 2 CLASS B DEFINITIVE SIXTH ISSUER NOTE

--------------------------------------------------------------------------------

 [1,000/10,000/100,000]   [ISIN:US43638WAE93]    [SERIES]   [SERIAL NO.]

--------------------------------------------------------------------------------

                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

                  US$[42,000,000] SERIES 2 CLASS B ASSET BACKED
                FLOATING RATE SIXTH ISSUER NOTES DUE [JULY 2040]

This Sixth Issuer Note forms one of a series of Sixth Issuer Notes governed by a Sixth Issuer Trust Deed (the "SIXTH ISSUER TRUST DEED") dated _________, 2002 made between HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER") and THE BANK OF NEW YORK, as trustee for the Noteholders of the Sixth Issuer Notes (the "NOTE TRUSTEE") and issued as registered Sixth Issuer Notes in denominations of US$1,000, US$10,000 or US$100,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Sixth Issuer Notes, such Sixth Issuer Note being in the denomination of US$ (___________US dollars) and is/are entitled on the Interest Payment Date falling in [July 2040] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                        US$ (_______________ US dollars)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon of this Series 2 Class B Sixth Issuer Note) at rates determined in accordance with the said Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Sixth Issuer Note has been executed on behalf of the Sixth Issuer.

                                    HOLMES FINANCING (NO. 6) PLC

                                    By:  _______________________________________
                                         Director

                                    By:  _______________________________________
                                         Director
Dated

CERTIFICATE OF AUTHENTICATION

This Sixth Issuer Note is duly authenticated without recourse, warranty or liability.

_______________________________________

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                (REVERSE OF NOTE)

                                 THE CONDITIONS

[In the form set out in Schedule 3]

                FORM OF TRANSFER OF DEFINITIVE SIXTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or type name and address (including postal code) of transferee)

US$________________ principal amount of this Sixth Issuer Note and all rights hereunder, hereby irrevocably constituting and appointing
______________________________ as attorney to transfer such principal amount of this Sixth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO. 6) PLC with full power of substitution.

                                               Signature(s) ____________________


Date: _________________________

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Sixth Issuer Trust Deed and the Sixth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Sixth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                     PART F

                  SERIES 2 CLASS C DEFINITIVE SIXTH ISSUER NOTE

--------------------------------------------------------------------------------

   [1,000/10,000/100,000]   [ISIN:US43638WAF68]    [SERIES]   [SERIAL NO.]

--------------------------------------------------------------------------------


                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

             US$[71,000,000] SERIES 2 CLASS C ASSET BACKED FLOATING
                     RATE SIXTH ISSUER NOTES DUE [JULY 2040]

This Sixth Issuer Note forms one of a series of Sixth Issuer Notes governed by a Sixth Issuer Trust Deed (the "SIXTH ISSUER TRUST DEED") dated _________, 2002 made between HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER") and THE BANK OF NEW YORK, as trustee for the Noteholders of the Sixth Issuer Notes (the "NOTE TRUSTEE") and issued as registered Sixth Issuer Notes in denominations of US$1,000, US$10,000 or US$100,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Sixth Issuer Notes, such Sixth Issuer Note being in the denomination of US$ (___________ US dollars) and is/are entitled on the Interest Payment Date falling in [July 2040] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                            US$ (________ US dollars)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon of this Series 2 Class C Sixth Issuer Note) at rates determined in accordance with the said Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Sixth Issuer Note has been executed on behalf of the Sixth Issuer.

                                    HOLMES FINANCING (NO. 6) PLC

                                    By:  _______________________________________
                                         Director

                                    By:  _______________________________________
                                         Director
Dated

CERTIFICATE OF AUTHENTICATION

This Sixth Issuer Note is duly authenticated without recourse, warranty or liability.

_______________________________________

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                (REVERSE OF NOTE)

                                 THE CONDITIONS

[In the form set out in Schedule 3]

                FORM OF TRANSFER OF DEFINITIVE SIXTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or type name and address (including postal code) of transferee)

US$_________________ principal amount of this Sixth Issuer Note and all rights hereunder, hereby irrevocably constituting and appointing
________________________ as attorney to transfer such principal amount of this Sixth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO. 6) PLC with full power of substitution.

                                          Signature(s) _________________________

Date: ________________________________

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Sixth Issuer Trust Deed and the Sixth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Sixth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                     PART G

                  SERIES 3 CLASS A DEFINITIVE SIXTH ISSUER NOTE

--------------------------------------------------------------------------------

   [10,000/100,000]     [ISIN:XS_________]     [SERIES]   [SERIAL NO.]

--------------------------------------------------------------------------------

THIS SIXTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE SIXTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

          (EURO)[1,200,000,000] SERIES 3 CLASS A ASSET BACKED FLOATING RATE SIXTH ISSUER NOTES DUE [OCTOBER 2009]

This Sixth Issuer Note forms one of a series of Sixth Issuer Notes governed by a Sixth Issuer Trust Deed (the "SIXTH ISSUER TRUST DEED") dated _________, 2002 made between HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER") and THE BANK OF NEW YORK, as trustee for the Noteholders of the Sixth Issuer Notes (the "NOTE TRUSTEE") and issued as registered Sixth Issuer Notes in denominations of
(euro)10,000 or (euro)100,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Sixth Issuer Notes, such Sixth Issuer Note being in the denomination of (euro) (___________euro) and is/are entitled on the Interest Payment Date falling in [October 2009] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                            (euro) (__________ euro)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon of this Series 3 Class A Sixth Issuer Note) at rates determined in accordance with the said Conditions payable annually or quarterly, as the case may be, in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Sixth Issuer Note has been executed on behalf of the Sixth Issuer.

                                    HOLMES FINANCING (NO. 6) PLC

                                    By:  _______________________________________
                                         Director

                                    By:  _______________________________________
                                         Director
Dated

CERTIFICATE OF AUTHENTICATION

This Sixth Issuer Note is duly authenticated without recourse, warranty or liability.

_______________________________________

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                (REVERSE OF NOTE)

                                 THE CONDITIONS

[In the form set out in Schedule 3]

                FORM OF TRANSFER OF DEFINITIVE SIXTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or type name and address (including postal code) of transferee)

(euro)____________________ principal amount of this Sixth Issuer Note and all rights hereunder, hereby irrevocably constituting and appointing
__________________ as attorney to transfer such principal amount of this Sixth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO.
6) PLC with full power of substitution.


Signature(s) _________________________

Date: ________________________________


NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Sixth Issuer Trust Deed and the Sixth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Sixth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                     PART H

--------------------------------------------------------------------------------

                  SERIES 3 CLASS B DEFINITIVE SIXTH ISSUER NOTE

  [10,000/100,000]      [ISIN:XS_________]     [SERIES]   [SERIAL NO.]

--------------------------------------------------------------------------------


THIS SIXTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE SIXTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

         (EURO)[40,000,000] SERIES 3 CLASS B ASSET BACKED FLOATING RATE
                       SIXTH ISSUER NOTES DUE [JULY 2040]

This Sixth Issuer Note forms one of a series of Sixth Issuer Notes governed by a Sixth Issuer Trust Deed (the "SIXTH ISSUER TRUST DEED") dated _________, 2002 made between HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER") and THE BANK OF NEW YORK, as trustee for the Noteholders of the Sixth Issuer Notes (the "NOTE TRUSTEE") and issued as registered Sixth Issuer Notes in denominations of
(euro)10,000 or (euro)100,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Sixth Issuer Notes, such Sixth Issuer Note being in the denomination of (euro) (___________ euro) and is/are entitled on the Interest Payment Date falling in [July 2040] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                             (euro) (_________euro)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon of this Series 3 Class B Sixth Issuer Note at rates determined in accordance with the said Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Sixth Issuer Note has been executed on behalf of the Sixth Issuer.

                                    HOLMES FINANCING (NO. 6) PLC

                                    By:  _______________________________________
                                         Director

                                    By:  _______________________________________
                                         Director

Dated

CERTIFICATE OF AUTHENTICATION

This Sixth Issuer Note is duly authenticated without recourse, warranty or liability.

_______________________________________

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                (REVERSE OF NOTE)

                                 THE CONDITIONS

[In the form set out in Schedule 3]

                FORM OF TRANSFER OF DEFINITIVE SIXTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or type name and address (including postal code) of transferee)

(euro)________________ principal amount of this Sixth Issuer Note and all rights hereunder, hereby irrevocably constituting and appointing _____________________ as attorney to transfer such principal amount of this Sixth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO. 6) PLC with full power of substitution.


Signature(s) _________________________

Date: ________________________________


NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Sixth Issuer Trust Deed and the Sixth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Sixth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                     PART I

--------------------------------------------------------------------------------

                  SERIES 3 CLASS C DEFINITIVE SIXTH ISSUER NOTE

  [10,000/100,000]    [ISIN:XS_________]     [SERIES]   [SERIAL NO.]

--------------------------------------------------------------------------------


THIS SIXTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE SIXTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

         (EURO)[69,000,000] SERIES 3 CLASS C ASSET BACKED FLOATING RATE
                       SIXTH ISSUER NOTES DUE [JULY 2040]

This Sixth Issuer Note forms one of a series of Sixth Issuer Notes governed by a Sixth Issuer Trust Deed (the "SIXTH ISSUER TRUST DEED") dated _________ made between HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER") and THE BANK OF NEW YORK, as trustee for the Noteholders of the Sixth Issuer Notes (the "NOTE TRUSTEE") and issued as registered Sixth Issuer Notes in denominations of
(euro)10,000 or (euro)100,000, each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Sixth Issuer Notes, such Sixth Issuer Note being in the denomination of (euro) (__________euro) and is/are entitled on the Interest Payment Date falling in [July 2040] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                           (euro) (_____________ euro)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon of this Series 3 Class C Sixth Issuer Note) at rates determined in accordance with the said Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Sixth Issuer Note has been executed on behalf of the Sixth Issuer.

                                    HOLMES FINANCING (NO. 6) PLC

                                    By:  _______________________________________
                                         Director

                                    By:  _______________________________________
                                         Director

Dated

CERTIFICATE OF AUTHENTICATION

This Sixth Issuer Note is duly authenticated without recourse, warranty or liability.

_______________________________________

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                (REVERSE OF NOTE)

                                 THE CONDITIONS

[In the form set out in Schedule 3]

                FORM OF TRANSFER OF DEFINITIVE SIXTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or type name and address (including postal code) of transferee)

(euro)___________________ principal amount of this Sixth Issuer Note and all rights hereunder, hereby irrevocably constituting and appointing
___________________ as attorney to transfer such principal amount of this Sixth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO.
6) PLC with full power of substitution.


Signature(s) _________________________

Date: ________________________________


NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Sixth Issuer Trust Deed and the Sixth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Sixth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                     PART J

--------------------------------------------------------------------------------

                 SERIES 4 CLASS A1 DEFINITIVE SIXTH ISSUER NOTE

 [1,000/10,000/100,000]   [ISIN:US43638WAG42]    [SERIES]   [SERIAL NO.]

--------------------------------------------------------------------------------



                           HOLMES FINANCING (NO.6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

            US$[750,000,000] SERIES 4 CLASS A1 ASSET BACKED FLOATING
                   RATE SIXTH ISSUER NOTES DUE [OCTOBER 2009]

This Sixth Issuer Note forms one of a series of Sixth Issuer Notes governed by a Sixth Issuer Trust Deed (the "SIXTH ISSUER TRUST DEED") dated _________, 2002 made between HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER") and The Bank of New York, as trustee for the Noteholders of the Sixth Issuer Notes (the "NOTE TRUSTEE") and issued as registered Sixth Issuer Notes in denominations of US$1,000, US$10,000 or US$100,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Sixth Issuer Notes, such Sixth Issuer Note being in the denomination of US$ (__________US dollars) and is/are entitled on the Interest Payment Date falling in [October 2009] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                      US$ (____________________ US dollars)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon of this Series 4 Class A1 Sixth Issuer Note) at rates determined in accordance with the said Conditions payable monthly or quarterly, as the case may be, in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Sixth Issuer Note has been executed on behalf of the Sixth Issuer.

                                    HOLMES FINANCING (NO. 6) PLC

                                    By:  _______________________________________
                                         Director

                                    By:  _______________________________________
                                         Director

Dated

CERTIFICATE OF AUTHENTICATION

This Sixth Issuer Note is duly authenticated without recourse, warranty or liability.

_______________________________________

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                (REVERSE OF NOTE)

                                 THE CONDITIONS

[In the form set out in Schedule 3]

                FORM OF TRANSFER OF DEFINITIVE SIXTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or type name and address (including postal code) of transferee)

US$____________________ principal amount of this Sixth Issuer Note and all rights hereunder, hereby irrevocably constituting and appointing
____________________ as attorney to transfer such principal amount of this Sixth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO.
6) PLC with full power of substitution.


Signature(s) _________________________

Date: ________________________________


NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Sixth Issuer Trust Deed and the Sixth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Sixth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                     PART K

--------------------------------------------------------------------------------

                  SERIES 4 CLASS B DEFINITIVE SIXTH ISSUER NOTE

  [1,000/10,000/100,000]   [ISIN:US43638WAH25]     [SERIES]     [SERIAL NO.]

--------------------------------------------------------------------------------



                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

             US$[41,000,000] SERIES 4 CLASS B ASSET BACKED FLOATING
                     RATE SIXTH ISSUER NOTES DUE [JULY 2040]

This Sixth Issuer Note forms one of a series of Sixth Issuer Notes governed by a Sixth Issuer Trust Deed (the "SIXTH ISSUER TRUST DEED") dated _________, 2002 made between HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER") and The Bank of New York, as trustee for the Noteholders of the Sixth Issuer Notes (the "NOTE TRUSTEE") and issued as registered Sixth Issuer Notes in denominations of US$1,000, US$10,000 or US$100,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Sixth Issuer Notes, such Sixth Issuer Note being in the denomination of US$ (_________US dollars) and is/are entitled on the Interest Payment Date falling in [July 2040] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                      US$(____________________ US dollars)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon of this Series 4 Class B Sixth Issuer Note at rates determined in accordance with the said Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Sixth Issuer Note has been executed on behalf of the Sixth Issuer.

                                    HOLMES FINANCING (NO. 6) PLC

                                    By:  _______________________________________
                                         Director

                                    By:  _______________________________________
                                         Director

Dated

CERTIFICATE OF AUTHENTICATION

This Sixth Issuer Note is duly authenticated without recourse, warranty or liability.

_______________________________________

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                (REVERSE OF NOTE)

                                 THE CONDITIONS

[In the form set out in Schedule 3]

                FORM OF TRANSFER OF DEFINITIVE SIXTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or type name and address (including postal code) of transferee)

US$___________________ principal amount of this Sixth Issuer Note and all rights hereunder, hereby irrevocably constituting and appointing ____________________ as attorney to transfer such principal amount of this Sixth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO. 6) PLC with full power of substitution.


                                          Signature(s) _________________________

Date: ________________________________


NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Sixth Issuer Trust Deed and the Sixth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Sixth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                     PART L

--------------------------------------------------------------------------------

                  SERIES 4 CLASS C DEFINITIVE SIXTH ISSUER NOTE

  [1,000/10,000/100,000]   [ISIN:US43638WAJ80]    [SERIES]   [SERIAL NO.]

--------------------------------------------------------------------------------



                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

             US$[70,000,000] SERIES 4 CLASS C ASSET BACKED FLOATING
                     RATE SIXTH ISSUER NOTES DUE [JULY 2040]

This Sixth Issuer Note forms one of a series of Sixth Issuer Notes governed by a Sixth Issuer Trust Deed (the "SIXTH ISSUER TRUST DEED") dated _________ made between HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER") and The Bank of new York, as trustee for the Noteholders of the Sixth Issuer Notes (the "NOTE TRUSTEE") and issued as registered Sixth Issuer Notes in denominations of US$1,000, US$10,000 or US$100,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Sixth Issuer Notes, such Sixth Issuer Note being in the denomination of US$ ( __________ US dollars) and is/are entitled on the Interest Payment Date falling in [July 2040] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                      US$ (____________________ US dollars)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon of this Series 4 Class C Sixth Issuer Note) at rates determined in accordance with the said Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Sixth Issuer Note has been executed on behalf of the Sixth Issuer.

                                    HOLMES FINANCING (NO. 6) PLC

                                    By:  _______________________________________
                                         Director

                                    By:  _______________________________________
                                         Director

Dated

CERTIFICATE OF AUTHENTICATION

This Sixth Issuer Note is duly authenticated without recourse, warranty or liability.

_______________________________________

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                (REVERSE OF NOTE)

                                 THE CONDITIONS

[In the form set out in Schedule 3]

                FORM OF TRANSFER OF DEFINITIVE SIXTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or type name and address (including postal code) of transferee)

US$___________________ principal amount of this Sixth Issuer Note and all rights hereunder, hereby irrevocably constituting and appointing ____________________ as attorney to transfer such principal amount of this Sixth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO. 6) PLC with full power of substitution.


Signature(s) _________________________

Date: ________________________________


NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Sixth Issuer Trust Deed and the Sixth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Sixth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                     PART M

--------------------------------------------------------------------------------

                  SERIES 5 CLASS A DEFINITIVE SIXTH ISSUER NOTE

   [10,000/100,000]     [ISIN:XS_________]     [SERIES]      [SERIAL NO.]

--------------------------------------------------------------------------------

THIS SIXTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE SIXTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

           (POUND)[750,000,000] SERIES 5 CLASS A ASSET BACKED FLOATING
                     RATE SIXTH ISSUER NOTES DUE [JULY 2040]

This Sixth Issuer Note forms one of a series of Sixth Issuer Notes governed by a Sixth Issuer Trust Deed (the "SIXTH ISSUER TRUST DEED") dated _________, 2002 made between HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER") and The Bank of New York, as trustee for the Noteholders of the Sixth Issuer Notes (the "NOTE TRUSTEE") and issued as registered Sixth Issuer Notes in denominations of (pound)10,000 or (pound)100,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Sixth Issuer Notes, such Sixth Issuer Note being in the denomination of (pound) (__________ pounds sterling) and is/are entitled on the Interest Payment Date falling in [July 2040] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                       (pound) (_________ pounds sterling)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon of this Series 5 Class A Sixth Issuer Note) at rates determined in accordance with the said Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Sixth Issuer Note has been executed on behalf of the Sixth Issuer.

                                    HOLMES FINANCING (NO. 6) PLC

                                    By:  _______________________________________
                                         Director

                                    By:  _______________________________________
                                         Director

Dated

CERTIFICATE OF AUTHENTICATION

This Sixth Issuer Note is duly authenticated without recourse, warranty or liability.

_______________________________________

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                (REVERSE OF NOTE)

                                 THE CONDITIONS

[In the form set out in Schedule 3]

                FORM OF TRANSFER OF DEFINITIVE SIXTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or type name and address (including postal code) of transferee)

(pound)___________________ principal amount of this Sixth Issuer Note and all rights hereunder, hereby irrevocably constituting and appointing
____________________ as attorney to transfer such principal amount of this Sixth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO.
6) PLC with full power of substitution.


                                          Signature(s) _________________________

Date: ________________________________


NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Sixth Issuer Trust Deed and the Sixth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Sixth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                     PART N

--------------------------------------------------------------------------------

                  SERIES 5 CLASS B DEFINITIVE SIXTH ISSUER NOTE

  [10,000/100,000]    [ISIN:XS_________]     [SERIES]   [SERIAL NO.]

--------------------------------------------------------------------------------


THIS SIXTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE SIXTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

         (POUND)[25,000,000] SERIES 5 CLASS B ASSET BACKED FLOATING RATE
                       SIXTH ISSUER NOTES DUE [JULY 2040]

This Sixth Issuer Note forms one of a series of Sixth Issuer Notes governed by a Sixth Issuer Trust Deed (the "SIXTH ISSUER TRUST DEED") dated _________, 2002 made between HOLMES FINANCING (NO. 6) PLC (the "SIXTH ISSUER") and The Bank of New York, as trustee for the Noteholders of the Sixth Issuer Notes (the "NOTE TRUSTEE") and issued as registered Sixth Issuer Notes in denominations of (pound)10,000 or (pound)100,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Sixth Issuer Notes, such Sixth Issuer Note being in the denomination of (pound) (_____ pounds sterling) and is/are entitled on the Interest Payment Date falling in [July 2040] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                       (pound) (_________ pounds sterling)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon of this Series 5 Class B Sixth Issuer Note) at rates determined in accordance with the said Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Sixth Issuer Note has been executed on behalf of the Sixth Issuer.

                                    HOLMES FINANCING (NO. 6) PLC

                                    By:  _______________________________________
                                         Director

                                    By:  _______________________________________
                                         Director

Dated

CERTIFICATE OF AUTHENTICATION

This Sixth Issuer Note is duly authenticated without recourse, warranty or liability.

_______________________________________

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
___ as Principal Paying Agent

                                (REVERSE OF NOTE)

                                 THE CONDITIONS

[In the form set out in Schedule 3]

                FORM OF TRANSFER OF DEFINITIVE SIXTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or type name and address (including postal code) of transferee)

(pound)___________________ principal amount of this Sixth Issuer Note and all rights hereunder, hereby irrevocably constituting and appointing
____________________ as attorney to transfer such principal amount of this Sixth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO.
6) PLC with full power of substitution.


                                          Signature(s) _________________________

Date: ________________________________


NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Sixth Issuer Trust Deed and the Sixth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Sixth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                     PART O

--------------------------------------------------------------------------------

                  SERIES 5 CLASS C DEFINITIVE SIXTH ISSUER NOTE

 [10,000/100,000]       [ISIN:XS _________]     [SERIES]   [SERIAL NO.]

--------------------------------------------------------------------------------

THIS SIXTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE SIXTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

           (POUND)[43,000,000] SERIES 5 CLASS C ASSET BACKED FLOATING
                     RATE SIXTH ISSUER NOTES DUE [JULY 2040]

This Sixth Issuer Note forms one of a series of Sixth Issuer Notes governed by a Sixth Issuer Trust Deed (the "SIXTH ISSUER TRUST DEED") dated _________, 2002 made between HOLMES FINANCING (NO. 6) PLC (the "SIXTH Issuer") and The Bank of New York, as trustee for the Noteholders of the Sixth Issuer Notes (the "NOTE Trustee") and issued as registered Sixth Issuer Notes in denominations of (pound)10,000 or (pound)100,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Sixth Issuer Notes, such Sixth Issuer Note being in the denomination of (pound) (__________ pounds sterling) and is/are entitled on the Interest Payment Date falling in [July 2040] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                       (pound) (________ pounds sterling)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon of this Series 5 Class C Sixth Issuer Note) at rates determined in accordance with the said Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Sixth Issuer Note has been executed on behalf of the Sixth Issuer.

                                    HOLMES FINANCING (NO. 6) PLC

                                    By:  _______________________________________
                                         Director

                                    By:  _______________________________________
                                         Director

Dated

CERTIFICATE OF AUTHENTICATION

This Sixth Issuer Note is duly authenticated without recourse, warranty or liability.

_______________________________________

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                (REVERSE OF NOTE)

                                 THE CONDITIONS

[In the form set out in Schedule 3]

                FORM OF TRANSFER OF DEFINITIVE SIXTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or type name and address (including postal code) of transferee)

(pound)___________________ principal amount of this Sixth Issuer Note and all rights hereunder, hereby irrevocably constituting and appointing
____________________ as attorney to transfer such principal amount of this Sixth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO.
6) PLC with full power of substitution.


                                          Signature(s) _________________________

Date: ________________________________


NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Sixth Issuer Trust Deed and the Sixth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Sixth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                     PART P

                 SERIES 4 CLASS A2 DEFINITIVE SIXTH ISSUER NOTE

--------------------------------------------------------------------------------

                 CHF 5,000 [CH0013170276] [SERIES] [SERIAL NO.]

--------------------------------------------------------------------------------


THIS SIXTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE SIXTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          HOLMES FINANCING (NO. 6) PLC

 (Incorporated with limited liability in England with registered number 4359738)

          CHF700,000,000 SERIES 4 CLASS A2 ASSET BACKED FIXED-FLOATING
                   RATE SIXTH ISSUER NOTES DUE [OCTOBER 2009]

This Sixth Issuer Note forms one of a series of Sixth Issuer Notes governed by a Sixth Issuer Trust Deed (the "SIXTH ISSUER TRUST DEED") dated _________, 2002 made between HOLMES FINANCING (NO. 6) PLC (the "SIXTH Issuer") and THE BANK OF NEW YORK, as trustee for the Noteholders of the Fifth Issuer Notes (the "NOTE Trustee") and issued as bearer Sixth Issuer Notes in denominations of CHF5,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that the bearer of one of the above-mentioned registered Sixth Issuer Notes, such Sixth Issuer Note being in the denomination of CHF5,000 (five thousand Swiss francs) and is entitled on the Interest Payment Date falling in October 2009 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                      CHF 5,000 (five thousand Swiss francs)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon of this Series 4 Class A2 Sixth Issuer Note) at rates determined in accordance with the said Conditions payable annually or quarterly, as the case may be, in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Sixth Issuer Trust Deed.

IN WITNESS WHEREOF this bearer Sixth Issuer Note has been executed on behalf of the Sixth Issuer.

                                    HOLMES FINANCING (NO. 6) PLC

                                    By:  _______________________________________
                                         Director

                                    By:  _______________________________________
                                         Director

Dated

CERTIFICATE OF AUTHENTICATION

This Sixth Issuer Note is duly authenticated without recourse, warranty or liability.

_______________________________________

Duly authorised
for and on behalf of
UBS AG
as Principal Paying Agent

                                   SCHEDULE 3

                TERMS AND CONDITIONS OF THE OFFERED ISSUER NOTES

                                   SCHEDULE 4

                     PROVISIONS FOR MEETINGS OF NOTEHOLDERS

1.    (A)    As used in this Schedule the following expressions shall have the following meanings unless the context otherwise requires:

             (i) "VOTING CERTIFICATE" shall mean an English language certificate issued by a Paying Agent or Swiss Paying Agent and dated in which it is stated:

                  (a) that on the date thereof Sixth Issuer Notes (represented by a Global Sixth Issuer Note and not being Sixth Issuer Notes in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate or any adjourned such meeting) were (to the satisfaction of such Paying Agent or Swiss Paying Agent) held to its order or under its control and that no such will Sixth Issuer Notes cease to be so held until the first to occur of:

                       (1) the conclusion of the meeting specified in such certificate or, if applicable, of any adjourned such meeting; and

                       (2) the surrender of the certificate to the Paying Agent or Swiss Paying Agent who issued the same; and

                  (b) that the bearer thereof is entitled to attend and vote at such meeting and any adjourned such meeting in respect of the Sixth Issuer Notes represented by such certificate;

             (ii) "BLOCK VOTING INSTRUCTION" shall mean an English language document issued by a Paying Agent or Swiss Paying Agent and dated in which:

                  (a) it is certified that Sixth Issuer Notes (represented by a Global Sixth Issuer Note and not being Sixth Issuer Notes in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction and any adjourned such meeting) were (to the satisfaction of such Paying Agent or Swiss Paying Agent) held to its order or under its control and that no such Sixth Issuer Notes will cease to be so held until the first to occur of:

                       (1) the conclusion of the meeting specified in such document or, if applicable, of any adjourned such meeting; and

                       (2) the surrender to that Paying Agent or Swiss Paying Agent not less than 48 hours before the time for which such meeting or any adjourned such meeting is convened of the receipt issued by such Paying Agent or Swiss Paying Agent in respect of each such Sixth Issuer Note which is to be released or (as the case may require) the Sixth Issuer Note or Sixth Issuer Notes ceasing with the agreement of that Paying

                            Agent or Swiss Paying Agent to be held to its order or under its control and the giving of notice by that Paying Agent or Swiss Paying Agent to the Sixth Issuer in accordance with PARAGRAPH 17 hereof of the necessary amendment to the block voting instruction;

                  (b) it is certified that each holder of such Sixth Issuer Notes has instructed such Paying Agent or Swiss Paying Agent that the vote(s) attributable to the Sixth Issuer Note or Sixth Issuer Notes so held should be cast in a particular way in relation to the resolution or resolutions to be put to such meeting or any adjourned such meeting and that all such instructions are during the period commencing 48 hours prior to the time for which such meeting or any adjourned such meeting is convened and ending at the conclusion or adjournment thereof neither revocable nor capable of amendment;

                  (c) the aggregate principal amount of the Sixth Issuer Notes so held are listed distinguishing with regard to each such resolution between those in respect of which instructions have been given as aforesaid that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and

                  (d) one or more persons named in such document (each hereinafter called a "PROXY") is or are authorised and instructed by such Paying Agent or Swiss Paying Agent to cast the votes attributable to the Sixth Issuer Notes so listed in accordance with the instructions referred to in
                       (c) above as set out in such document;

             (iii) "24 HOURS" shall mean a period of 24 hours including all or part of a day upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Paying Agents and the Swiss Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business in all of the places as aforesaid;

             (iv) "48 HOURS" shall mean a period of 48 hours including all or part of two days upon which banks are open for business both in the place where the relevant meeting is to be held and in each of the places where the Paying Agents and the Swiss Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of two days upon which banks are open for business in all of the places as aforesaid; and

             (v)   "SIXTH ISSUER NOTES" and "NOTEHOLDERS" shall mean:

                   (a) in connection with a single meeting of Class A Noteholders, Class A Sixth Issuer Notes and Class A Noteholders, respectively;

                   (b) in connection with a meeting of Class B Noteholders, Class B Sixth Issuer Notes and Class B Noteholders respectively; and

                   (c) in connection with a meeting of Class C Noteholders, Class C Sixth Issuer Notes and Class C Noteholders respectively.

      (B) A holder of a Sixth Issuer Note represented by a Global Sixth Issuer Note may obtain a voting certificate in respect of such Sixth Issuer Note from a Paying Agent or Swiss Paying Agent or require a Paying Agent or Swiss Paying Agent to issue a block voting instruction in respect of such Sixth Issuer Note or by such Sixth Issuer Note (to the satisfaction of such Paying Agent or Swiss Paying Agent) being held to its order or under its control, in each case not less than 48 hours before the time fixed for the relevant meeting and on the terms set out in subparagraph (A)(i)(a) or (A)(ii)(a) above (as the case may be), and (in the case of a block voting instruction) instructing such Paying Agent or Swiss Paying Agent to the effect set out in subparagraph (A)(ii)(b) above. The holder of any voting certificate or the proxies named in any block voting instruction shall for all purposes in connection with the relevant meeting or adjourned meeting of Noteholders be deemed to be the holder of the Sixth Issuer Notes to which such voting certificate or block voting instruction relates and the person holding the same to the order or under the control of such Paying Agent or Swiss Paying Agent shall be deemed for such purposes not to be the holder of those Sixth Issuer Notes.

      (C)  (i)    A holder of Definitive Sixth Issuer Notes may, by an
                  instrument in writing in the English language (a "FORM OF
                  PROXY") signed by the holder or, in the case of a corporation, executed under its common seal or signed on its behalf by an attorney or a duly authorised officer of the corporation and delivered to the specified office of the Registrar or (in the case of the Series 4 Class A2 Sixth Issuer Notes) the Swiss
                  Principal Paying Agent not less than 48 hours before the time fixed for the relevant meeting, appoint any person (a "PROXY") to act on his or its behalf in connection with any meeting of the Noteholders and any adjourned such meeting.

            (ii) Any holder of Definitive Sixth Issuer Notes which is a corporation may by resolution of its directors or other governing body authorise any person to act as its representative (a "REPRESENTATIVE") in connection with any meeting of the Noteholders and any adjourned such meeting.

            (iii) Any proxy appointed pursuant to subparagraph (i) above or representative appointed pursuant to subparagraph (ii) above shall so long as such appointment remains in force be deemed, for all purposes in connection with the relevant meeting or adjourned meeting of the Noteholders, to be the holder of the Definitive Sixth Issuer Notes to which such appointment relates and the holder of the Definitive Sixth Issuer Notes shall be deemed for such purposes not to be the holder.

2. The Sixth Issuer or the Note Trustee may at any time and the Sixth Issuer shall upon a requisition in writing signed by the holders of not less than one-tenth in principal amount of the Sixth Issuer Notes for the time being outstanding convene a meeting of the Noteholders and if the Sixth Issuer makes default for a period of seven days in convening such a meeting the same may be convened by the Note Trustee or the requisitionists. Every such meeting shall be held at such time and place as the Note Trustee may appoint or approve.

3. At least 21 days' notice (exclusive of the day on which the notice is given and the day on which the meeting is to be held) specifying the place, day and hour of meeting shall be given to the Noteholders prior to any meeting of the Noteholders. Such notice, which shall be in the English language, shall state generally the nature of the business to be transacted at the meeting thereby convened but (except for an Extraordinary Resolution) it shall not be necessary to specify in such notice the terms of any resolution to be proposed. Such notice shall include statements, if applicable, to the effect that (i) Sixth Issuer Notes represented by a Global Sixth Issuer Note may, not less than 48 hours before the time fixed for the meeting, be held to the order or under the control of any Paying Agent or Swiss Paying Agent (to its satisfaction) for the purpose of obtaining voting certificates or appointing proxies and (ii) the holders of Definitive Sixth Issuer Notes of the relevant class may appoint proxies by executing and delivering a form of proxy in the English language to the specified office of the Registrar or (in the case of the Series 4 Class A2 Sixth Issuer Notes) the Swiss Principal Paying Agent not less than 48 hours before the time fixed for the meeting or, in the case of corporations, may appoint representatives by resolution of their directors or other governing body. A copy of the notice shall be sent by post to the Note Trustee (unless the meeting is convened by the Note Trustee) and, to the Sixth Issuer (unless the meeting is convened by the Sixth Issuer).

4. A person (who may but need not be a Noteholder) nominated in writing by the Note Trustee shall be entitled to take the chair at the relevant meeting or adjourned meeting but if no such nomination is made or if at any meeting or adjourned meeting the person nominated shall not be present within 15 minutes after the time appointed for holding the meeting or adjourned meeting the Noteholders present shall choose one of their number to be Chairman, failing which the Sixth Issuer may appoint a Chairman. The Chairman of an adjourned meeting need not be the same person as was Chairman of the meeting from which the adjournment took place.

5. At any such meeting one or more persons present holding Sixth Issuer Notes or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than one-twentieth of the principal amount of the Sixth Issuer Notes for the time being outstanding shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a Chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of the relevant business. The quorum at any such meeting for passing an Extraordinary Resolution shall (subject as provided below) be two or more persons present holding or representing Sixth Issuer Notes or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than 50 per cent. in Principal Amount Outstanding of the Sixth Issuer Notes (or, at any adjourned meeting, two or more persons being or representing Noteholders whatever the aggregate Principal Amount Outstanding of the Sixth Issuer Notes so held or represented) PROVIDED THAT at any meeting the business of which includes the passing of an Extraordinary Resolution to sanction any of the following matters (each a "BASIC TERMS MODIFICATION") namely:

      (A) reduction or cancellation of the amount payable or, where applicable, modification, except where such modification is in the opinion of the Note Trustee bound to result in an increase, of the method of calculating the amount payable or modification of the date of payment or, where applicable, of the method of calculating the date of payment in respect of any principal, premium or interest in respect of the Sixth Issuer Notes;

      (B) alteration of the currency in which payments under the Sixth Issuer Notes are to be made;

      (C) alteration of the quorum or majority required to pass an Extraordinary Resolution in respect of any such Basic Terms Modification; and

      (D)   alteration of this proviso or the proviso to paragraph 6 below,

      the quorum for passing the requisite Extraordinary Resolution shall be two or more persons present holding Sixth Issuer Notes or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than three quarters (or, at any adjourned meeting, not less than one quarter) of the Principal Amount Outstanding of the Sixth Issuer Notes for the time being outstanding.

6. If within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any such meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the meeting shall if convened upon the requisition of Noteholders be dissolved. In any other case it shall stand adjourned to the same day in the next week (or if such day is a public holiday the next succeeding Business Day) at the same time and place (except in the case of a meeting at which an Extraordinary Resolution is to be proposed in which case it shall stand adjourned for such period, being not less than 13 clear days nor more than 42 clear days, and to such place as may be appointed by the Chairman either at or subsequent to such meeting and approved by the Note Trustee). If within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any adjourned meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the Chairman may either (with the approval of the Note Trustee) dissolve such meeting or adjourn the same for such period, being not less than 13 clear days (but without any maximum number of clear days), and to such place as may be appointed by the Chairman either at or subsequent to such adjourned meeting and approved by the Note Trustee, and the provisions of this sentence shall apply to all further adjourned such meetings. At any adjourned meeting one or more persons present holding Definitive Sixth Issuer Notes or voting certificates or being proxies or representatives (whatever the principal amount of the Sixth Issuer Notes so held or represented by them) shall (subject as provided below) form a quorum and shall (subject as provided below) have power to pass any Extraordinary Resolution or other resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had the requisite quorum been present PROVIDED THAT at any adjourned meeting the quorum for the transaction of business comprising any of the matters specified in the proviso to paragraph 5 above shall be one or more persons present holding Definitive Sixth Issuer Notes or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than one-third of the principal amount of the Sixth Issuer Notes for the time being outstanding.

7. Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10 were substituted for 21 in paragraph 3 above and such notice shall state the relevant quorum. Subject as aforesaid it shall not be necessary to give any notice of an adjourned meeting.

8. Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Noteholder or as a holder of a voting certificate or as a proxy or as a representative.

9. At any meeting unless a poll is (before or on the declaration of the result of the show of hands) demanded by the Chairman, the Sixth Issuer, the Note Trustee or any person present holding a Definitive Sixth Issuer Note or a voting certificate or being a proxy or representative (whatever the principal amount of the Sixth Issuer Notes so held or represented by him) a declaration by the Chairman that a resolution has been carried or carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

10. Subject to paragraph 12 below, if at any such meeting a poll is so demanded it shall be taken in such manner and subject as hereinafter provided either at once or after an adjournment as the Chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded.

11. The Chairman may with the consent of (and shall if directed by) any such meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully (but for lack of required quorum) have been transacted at the meeting from which the adjournment took place.

12. Any poll demanded at any such meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment.

13. The Note Trustee and its lawyers and any director, officer or employee of a corporation being a trustee of the Sixth Issuer Trust Deed and any director or officer of the Sixth Issuer and its lawyers and any other person authorised so to do by the Note Trustee may attend and speak at any meeting. Save as aforesaid, but without prejudice to the definition of "Principal Amount Outstanding", no person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting of the Noteholders or join with others in requesting the convening of such a meeting or to exercise the rights conferred on the Noteholders by CLAUSE 10 of the Sixth Issuer Trust Deed unless he either produces Sixth Issuer Note(s) or a voting certificate or is a proxy or a representative or is the holder of a Definitive Sixth Issuer Note or Definitive Sixth Issuer Notes. No person shall be entitled to vote at any meeting in respect of Sixth Issuer Notes held by, for the benefit of, or on behalf of, the Sixth Issuer or the Borrowers. Nothing herein shall prevent any of the proxies named in any block voting instruction or form of proxy or any representative from being a director, officer or representative of or otherwise connected with the Sixth Issuer.

14.   Subject as provided in paragraph 13 hereof at any meeting:

      (A) on a show of hands every person who is present in person and produces a voting certificate or is a holder of Sixth Issuer Notes or is a proxy or representative shall have one vote; and

      (B) on a poll every person who is so present shall have one vote in respect of each (pound)1 (or such other amount as the Note Trustee may in its absolute discretion stipulate) in principal amount of the Sixth Issuer Notes represented by the voting certificate so produced or in respect of which he is a proxy or representative or in respect of which he is the holder.

      Without prejudice to the obligations of the proxies named in any block voting instruction or form of proxy any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

15. The proxies named in any block voting instruction or form of proxy and representatives need not be Noteholders.

16. Each block voting instruction together (if so requested by the Note Trustee) with proof satisfactory to the Note Trustee of its due execution on behalf of the relevant Paying Agent or Swiss Paying Agent and each form of proxy shall be deposited by the relevant Paying Agent or Swiss Paying Agent or (as the case may be) by the Registrar at such place as the Note Trustee shall approve not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the proxies named in the block voting instruction or form of proxy propose to vote and in default the block voting instruction or form of proxy shall not be treated as valid unless the Chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy of each block voting instruction and form of proxy shall be deposited with the Note Trustee before the commencement of the meeting or adjourned meeting but the Note Trustee shall not thereby be obliged to investigate or be concerned with the validity of or the authority of the proxies named in any such block voting instruction or form of proxy.

17. Any vote given in accordance with the terms of a block voting instruction or form of proxy shall be valid notwithstanding the previous revocation or amendment of the block voting instruction or form of proxy or of any of the Noteholders' instructions pursuant to which it was executed provided that no intimation in writing of such revocation or amendment shall have been received from the relevant Paying Agent or Swiss Paying Agent or in the case of a Definitive Sixth Issuer Note from the holder thereof by the Sixth Issuer at its registered office (or such other place as may have been required or approved by the Note Trustee for the purpose) by the time being 24 hours and 48 hours respectively before the time appointed for holding the meeting or adjourned meeting at which the block voting instruction or form of proxy is to be used.

18. Subject always to the provisions of CLAUSE 18 of the Sixth Issuer Trust Deed, a meeting of the Noteholders shall in addition to the powers hereinbefore given have the following powers exercisable only by Extraordinary Resolution (subject to the provisions relating to quorum contained in paragraphs 5 and 6 above) namely:

      (A) power to sanction any compromise or arrangement proposed to be made between the Sixth Issuer, the Note Trustee, any appointee of the Note Trustee and the Noteholders or any of them;

      (B) power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Note Trustee, any appointee of the Note Trustee, the Noteholders or the Sixth Issuer against any other or others of them or against any other party to any of the Transaction Documents or against any of their property whether such rights shall arise under the Sixth Issuer Trust Deed, any other Transaction Document or otherwise;

      (C) power to assent to any modification of the provisions of the Conditions, the Sixth Issuer Trust Deed or any other Transaction Document which shall be proposed by the Sixth Issuer, the Note Trustee, or any Noteholder or any other person;

      (D) power to give any authority or sanction which under the provisions of the Conditions or the Sixth Issuer Trust Deed is required to be given by Extraordinary Resolution;

      (E) power to appoint any persons (whether Noteholders or not) as a committee or committees to represent the interests of the Noteholders and to confer upon such committee or committees any powers or discretions which the Noteholders could themselves exercise by Extraordinary Resolution;

      (F) power to approve of a person to be appointed a trustee and power to remove any trustee or trustees for the time being of the Sixth Issuer Trust Deed;

      (G) power to discharge or exonerate the Note Trustee and/or any appointee of the Note Trustee from all liability in respect of any act or omission for which the Note Trustee and/or such appointee may have become responsible under the Sixth Issuer Trust Deed;

      (H) power to authorise the Note Trustee and/or any appointee of the Note Trustee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution; and

      (I) power to sanction any scheme or proposal for the exchange or sale of the Sixth Issuer Notes for or the conversion of the Sixth Issuer Notes into or the cancellation of the Sixth Issuer Notes in consideration of shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or notes of the Sixth Issuer or any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or notes as aforesaid and partly for or into or in consideration of cash and for the appointment of some person with power on behalf of the Noteholders to execute an instrument of transfer of the Definitive Sixth Issuer Notes held by them in favour of the persons with or to whom the Sixth Issuer Notes are to be exchanged or sold respectively,

      PROVIDED THAT:

      (i) no Extraordinary Resolution of the Class A Noteholders or the Class B Noteholders to sanction a modification of the Conditions, the Sixth Issuer Trust Deed or any of the other Transaction Documents or a waiver or authorisation of any breach or proposed breach of any of the provisions of the Conditions, the Sixth Issuer Trust Deed or any of the other Transaction Documents shall be effective for any purpose unless either:

            (a) the Note Trustee or the Security Trustee (as the case may be) is of the opinion that it will not be materially prejudicial to the interests of (in the case of an Extraordinary Resolution of the Class A Noteholders) the Class B

                  Noteholders and the Class C Noteholders or (in the case of an Extraordinary Resolution of the Class B Noteholders) the Class C Noteholders; or

            (b) it shall have been sanctioned by an Extraordinary Resolution of (in the case of an Extraordinary Resolution of the Class A Noteholders) the Class B Noteholders and the Class C Noteholders or (in the case of an Extraordinary Resolution of the Class B Noteholders) the Class C Noteholders;

      (ii) no Extraordinary Resolution of the Class B Noteholders shall be effective for any purpose while any Class A Sixth Issuer Notes remain outstanding unless either (aa) the Note Trustee is of the opinion that it will not be materially prejudicial to the interests of the Class A Noteholders or (bb) it is sanctioned by an Extraordinary Resolution of the Class A Noteholders; and

      (iii) no Extraordinary Resolution of the Class C Noteholders shall be effective for any purpose while any Class A Sixth Issuer Notes or Class B Sixth Issuer Notes remain outstanding unless either (aa) the Note Trustee is of the opinion that it will not be materially prejudicial to the interests of the Class A Noteholders and/or the Class B Noteholders (as the case may be) or (bb) it is sanctioned by an Extraordinary Resolution of the Class A Noteholders and/or the Class B Noteholders (as the case may be).

19. Subject to the provisos to paragraph 18 any resolution passed at a meeting of the Noteholders duly convened and held in accordance with the Sixth Issuer Trust Deed shall be binding upon the Noteholders of all classes whether present or not present at such meeting and whether or not voting and each of them shall be bound to give effect thereto accordingly and the passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof. Notice of the result of the voting on any resolution duly considered by the Noteholders shall be given by the Sixth Issuer to the Noteholders in accordance with CONDITION 14 within 14 days of such result being known PROVIDED THAT the non-publication of such notice shall not invalidate such result.

20.   (A)    A resolution which in the opinion of the Note Trustee affects the interests of the holders of one class only of the Class A
             Sixth Issuer Notes shall be deemed to have been duly passed if passed at a meeting of the holders of the Class A Sixth Issuer
             Notes of that class.

      (B) A resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more classes of the Class A Sixth Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more classes of the Class A Sixth Issuer Note, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more classes of the Class A Sixth Issuer Notes.

      (C) A resolution which in the opinion of the Note Trustee affects the interests of the holders of any two or more of the Class A Sixth Issuer Notes and gives or may give rise to a conflict of interest between the holders of such two or more classes of the Class A Sixth Issuer Note shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more classes of the Class A Sixth Issuer Notes, it shall be duly passed at separate meetings of the holders of such two or more of the Class A Sixth Issuer Notes.

      (D) In the case of a single meeting of the holders of the two or more classes of the Class A Sixth Issuer Notes which are not all denominated in the same currency, the Principal Amount Outstanding of any Class A Sixth Issuer Note denominated in dollars shall be converted into sterling at the relevant Dollar Currency Swap Rates, the Principal Amount Outstanding of any Class A Sixth Issuer Note denominated in euro shall be converted into sterling at the relevant Euro Currency Swap Rates and the Principal Amount Outstanding of any Class A Sixth Issuer Note denominated in Swiss francs shall be converted into sterling at the relevant Swiss Franc Currency Swap Rate.

21.   (A)    A resolution which, in the opinion of the Note Trustee, affects the interests of the holders of one class only of the Class B Sixth
             Issuer Notes shall be deemed to have been duly passed if passed at a meeting of the holders of the Class B Sixth Issuer Notes of that class.

      (B) A resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more classes of the Class B Sixth Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more classes of the Class B Sixth Issuer Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more classes of the Class B Sixth Issuer Notes.

      (C) A resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more classes of the Class B Sixth Issuer Notes and gives or may give rise to a conflict of interest between the holders of such two or more classes of the Class B Sixth Issuer Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more classes of the Class B Sixth Issuer Notes, it shall be duly passed at separate meetings of the holders of such two or more classes of the Class B Sixth Issuer Notes.

      (D) In the case of a single meeting of the holders of the two or more classes of the Class B Sixth Issuer Notes which are not all denominated in the same currency, the Principal Amount Outstanding of any Class B Sixth Issuer Note denominated in dollars shall be converted into sterling at the relevant Dollar Currency Swap Rates and the Principal Amount Outstanding of any Class A Sixth Issuer Note denominated in euro shall be converted into sterling at the relevant Euro Currency Swap Rates.

22.   (A)    A resolution which, in the opinion of the Note Trustee, affects the interests of the holders of one class only of the Class C Sixth
             Issuer Notes shall be deemed to have been duly passed if passed at a meeting of the holders of the Class C Sixth Issuer Notes of that class.

      (B) A resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more classes of the Class C Sixth Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more classes of the Class C Sixth Issuer Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more classes of the Class C Sixth Issuer Notes.

      (C) A resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more classes of the Class C Sixth Issuer Notes and gives or may give rise to a conflict of interest between the holders of such two or more classes of the Class C Sixth Issuer Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more classes of the Class C Sixth Issuer Notes, it shall be duly passed at separate meetings of the holders of such two or more classes of the Class C Sixth Issuer Notes.

      (D) In the case of a single meeting of the holders of the two or more classes of the Class C Sixth Issuer Notes which are not all denominated in the same currency, the Principal Amount Outstanding of any Class C Sixth Issuer Note denominated in dollars shall be converted into sterling at the relevant Dollar Currency Swap Rates and the Principal Amount Outstanding of any Class C Sixth Issuer Note denominated in euro shall be converted into sterling at the relevant Euro Currency Swap Rates.

23. The expression "EXTRAORDINARY RESOLUTION" when used in the Sixth Issuer Trust Deed means (a) a resolution passed at a meeting of the Noteholders duly convened and held in accordance with the provisions of this Schedule 4 by a majority consisting of not less than three-fourths of the persons voting thereat upon a show of hands or if a poll is duly demanded by a majority consisting of not less than three-fourths of the votes cast on such poll or (b) a resolution in writing signed by or on behalf of all the Noteholders, which resolution in writing may be contained in one document or in several documents in like form each signed by or on behalf of one or more of the Noteholders.

24. Minutes of all resolutions and proceedings at every meeting of the Noteholders shall be made and entered in books to be from time to time provided for that purpose by the Sixth Issuer and any such Minutes as aforesaid if purporting to be signed by the Chairman of the meeting at which such resolutions were passed or proceedings transacted shall be conclusive evidence of the matters therein contained and until the contrary is proved every such meeting in respect of the proceedings of which Minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings transacted thereat to have been duly passed or transacted.

25. Subject to all other provisions of the Sixth Issuer Trust Deed the Note Trustee may without the consent of the Sixth Issuer or the Noteholders prescribe such further regulations regarding the requisitioning and/or the holding of meetings of Noteholders and attendance and voting thereat as the Note Trustee may in its sole discretion think fit.